AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 14, 1999
                                             Securities Act File No. __________
                                       Investment Company Act File No. 811-8621
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------
                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 -------------
PRE-EFFECTIVE AMENDMENT NO.                    POST-EFFECTIVE AMENDMENT NO.
                        (CHECK APPROPRIATE BOX OR BOXES)
                                 -------------
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 --------------
                                 (609) 282-2800
                        (AREA CODE AND TELEPHONE NUMBER)
                                 --------------
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                                 --------------
                                 TERRY K. GLENN
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                 --------------
                                   Copies to:
 FRANK P. BRUNO, ESQ.                           MICHAEL J. HENNEWINKEL, ESQ.
   BROWN & WOOD LLP                         MERRILL LYNCH ASSET MANAGEMENT, L.P.
ONE WORLD TRADE CENTER                             800 SCUDDERS MILL ROAD
NEW YORK, NY 10048-0557                             PLAINSBORO, NJ 08536
                                 --------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                                 --------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


------------------------------------------------- --------------- ------------------- -------------------- -------------------
                                                                   PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
                                                   AMOUNT BEING     OFFERING PRICE    AGGREGATE OFFERING      REGISTRATION
      TITLE OF SECURITIES BEING REGISTERED        REGISTERED (1)     PER UNIT (1)          PRICE (1)             FEE(3)
------------------------------------------------- --------------- ------------------- -------------------- -------------------
Common Stock ($.10 par value)................      11,833,889        $   13.78           $163,070,990           $45,334
Auction Market Preferred Stock, Series C.....           2,400        $25,000 (2)          $60,000,000           $16,680
Auction Market Preferred Stock, Series D.....           1,880        $25,000 (2)          $47,000,000           $13,066
------------------------------------------------- --------------- ------------------- -------------------- -------------------


(1)  Estimated solely for the purpose of calculating the filing fee.
(2) Represents the liquidation preference of a share of preferred stock after the reorganization.
(3) Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

===============================================================================

                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933



 FORM N-14                                                                        PROXY STATEMENT AND
 ITEM NO                                                                           PROSPECTUS CAPTION

PART A
------
Item 1.          Beginning of Registration Statement and
                 Outside Front Cover Page of Prospectus
                                                                   Registration Statement Cover Page; Proxy Statement and
                                                                   Prospectus Cover Page
Item 2.          Beginning and Outside Back Cover Page of
                 Prospectus..........................              Table of Contents
Item 3.          Fee Table, Synopsis Information and Risk
                 Factors.............................              Summary; Risk Factors and Special Considerations
Item 4.          Information about the Transaction...              Summary; Agreement and Plan of Reorganization
Item 5.          Information about the Registrant....              Proxy Statement and Prospectus Cover Page; Summary;
                                                                   Comparison of the Funds; Additional Information
Item 6.          Information about the Company Being
                 Acquired............................              Proxy Statement and Prospectus Cover Page; Summary;
                                                                   Comparison of the Funds; Additional Information
Item 7.          Voting Information..................              Notice of Special Meeting of Stockholders;
                                                                   Introduction; Summary; Comparison of the Funds;
                                                                   Information Concerning the Special Meeting; Additional
                                                                   Information
Item 8.          Interest of Certain Persons and Experts           Not Applicable
Item 9.          Additional Information Required for
                 Reoffering by Persons Deemed to be
                 Underwriters........................              Not Applicable

PART B
------
Item 10.         Cover Page..........................             Cover Page
Item 11.         Table of Contents...................             Table of Contents
Item 12.         Additional Information about the
                 Registrant..........................             Exhibit I - Information Pertaining to Each Fund
Item 13.         Additional Information about the Company
                 Being Acquired......................             Exhibit I - Information Pertaining to Each Fund
Item 14.         Financial Statements................             Financial Statements




PART C
-------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                 MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.
                 MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                              --------------------

                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

                              --------------------

                        TO BE HELD ON DECEMBER 15, 1999


     TO THE STOCKHOLDERS OF

     MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
     MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.
     MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC.

     NOTICE IS HEREBY GIVEN that the annual meetings of stockholders (the "Meetings") of MuniHoldings New Jersey Insured Fund, Inc. ("New Jersey Insured"), MuniHoldings New Jersey Insured Fund II, Inc. ("New Jersey Insured II") and MuniHoldings New Jersey Insured Fund III, Inc. ("New Jersey Insured III") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 15, 1999 at 12:00 p.m. Eastern time (for New Jersey Insured), 12:15 p.m. Eastern time (for New Jersey Insured II) and 12:30 p.m. Eastern time (for New Jersey Insured III) for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New Jersey Insured II by New Jersey Insured, in exchange solely for an equal aggregate value of newly-issued shares of New Jersey Insured Common Stock and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of New Jersey Insured to be designated Series C ("New Jersey Insured Series C AMPS") and the distribution by New Jersey Insured II of such New Jersey Insured Common Stock to the holders of Common Stock of New Jersey Insured II and such New Jersey Insured Series C AMPS to the holders of Series A and Series B AMPS of New Jersey Insured II; and (ii) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New Jersey Insured III by New Jersey Insured, in exchange solely for an equal aggregate value of newly-issued shares of New Jersey Insured Common Stock and shares of a newly-created series of AMPS of New Jersey Insured to be designated Series D ("New Jersey Insured Series D AMPS") and the distribution by New Jersey Insured III of such New Jersey Insured Common Stock to the holders of Common Stock of New Jersey Insured III and such New Jersey Insured Series D AMPS to the holders of Series A AMPS of New Jersey Insured
III. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of each of New Jersey Insured II and New Jersey Insured III and the termination of their respective registration under the Investment Company Act of 1940;

     (2) To elect a Board of Directors of each of New Jersey Insured, New Jersey Insured II and New Jersey Insured III to serve for the ensuing year;

     (3)  (a) For the stockholders of New Jersey Insured and New Jersey
Insured II only: To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of each of New Jersey Insured and New Jersey Insured II for the respective Fund's current fiscal year; and

          (b) For the stockholders of New Jersey Insured III only: To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of New Jersey Insured III for the Fund's current fiscal year; and

     (4) To transact such other business as properly may come before the Meetings or any adjournment thereof.

     The Boards of Directors of New Jersey Insured, New Jersey Insured II and New Jersey Insured III have fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

     A complete list of the stockholders of New Jersey Insured, New Jersey Insured II and New Jersey Insured III entitled to vote at the Meetings will be available and open to the examination of any stockholder of New Jersey Insured, New Jersey Insured II or New Jersey Insured III, respectively, for any purpose germane to the Meetings during ordinary business hours from and after December 1, 1999, at the offices of New Jersey Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meetings. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY APPLICABLE TO THEIR FUND AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of New Jersey Insured, New Jersey Insured II or New Jersey Insured III, as applicable.

                                        By Order of the Boards of Directors

                                        WILLIAM E. ZITELLI
                                        Secretary of MuniHoldings New Jersey
                                          Insured  Fund, Inc., MuniHoldings New
                                          Jersey  Insured Fund II, Inc. and
                                          MuniHoldings New Jersey Insured Fund
                                          III, Inc.

Plainsboro, New Jersey
Dated:              , 1999

The information in this prospectus is not complete and may be changed. We may not use this propsectus to sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION
      PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED SEPTEMBER 14, 1999



                         PROXY STATEMENT AND PROSPECTUS
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                 MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.
                 MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                              --------------------

                        ANNUAL MEETINGS OF STOCKHOLDERS

                              --------------------

                               DECEMBER 15, 1999

     This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one of the funds listed above. An Annual Meeting of the stockholders of each of these funds will be held on December 15, 1999 to consider several items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the Annual Meeting to vote the shares held by the stockholder submitting the proxy.

     The proposals to be considered at the Annual Meetings are:

     1. To approve or disapprove an Agreement and Plan of Reorganization among the funds;

     2.   To elect a Board of Directors for each of the funds;

     3. To ratify the selection of the independent auditors of each of the funds; and

     4. To transact such other business as may properly come before the Annual Meetings or any adjournment thereof.

     The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of three funds into one. The three funds are:

     MuniHoldings New Jersey Insured Fund, Inc. ("New Jersey Insured"), which will be the surviving fund

     MuniHoldings New Jersey Insured Fund II, Inc. ("New Jersey Insured II")

     MuniHoldings New Jersey Insured Fund III, Inc. ("New Jersey Insured III")

     New Jersey Insured II and New Jersey Insured III are sometimes referred to herein collectively as the "Acquired Funds" and, together with New Jersey Insured, as the "Funds."

     In the Reorganization, New Jersey Insured will acquire substantially all of the assets and assume substantially all of the liabilities of each of the Acquired Funds solely in exchange for shares of its Common Stock, par value $.10 per share, and shares of two newly-created series of its Auction Market Preferred Stock ("AMPS"), with a par value of $.10 per share and a liquidation preference of $25,000 per share. The Acquired Funds will distribute the Common Stock and AMPS received in the Reorganization to their respective stockholders and will then liquidate and dissolve and terminate their registration under the Investment Company Act. New Jersey Insured will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

     In the Reorganization, New Jersey Insured will issue shares of its Common Stock and AMPS to each of the Acquired Funds based on the value of the assets transferred to New Jersey Insured by that Acquired Fund. These shares will then be distributed by each Acquired Fund to its stockholders based on the value of the shares held by each stockholder just prior to the Reorganization. A holder of Common Stock of an Acquired Fund will receive Common Stock of New Jersey Insured and a holder of AMPS of an Acquired Fund will receive shares of one of the newly-created series of AMPS of New Jersey Insured.

     This Proxy Statement and Prospectus serves as a prospectus of New Jersey Insured in connection with the issuance of New Jersey Insured Common Stock and two newly-created series of New Jersey Insured AMPS in the Reorganization.

                              -------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                              -------------------

     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS ________, 1999.

     The Proxy Statement and Prospectus sets forth information about New Jersey Insured, New Jersey Insured II and New Jersey Insured III that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each of the Funds has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The address of the principal executive offices of New Jersey Insured, New Jersey Insured II and New Jersey Insured III is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

     The Common Stock of each of the Funds is listed on the New York Stock Exchange (the "NYSE") under the symbols "MVJ" (New Jersey Insured), "MWJ" (New Jersey Insured II) and "MNJ" (New Jersey Insured III). Subsequent to the Reorganization, shares of New Jersey Insured Common Stock will continue to be listed on the NYSE under the symbol "MVJ". Reports, proxy materials and other information concerning any of the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

                               TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION..................................................................14

ITEM 1.  THE REORGANIZATION...................................................15

     SUMMARY..................................................................15

     RISK FACTORS AND SPECIAL CONSIDERATIONS..................................29

     New Jersey Municipal Bonds...............................................29

     Interest Rate and Credit Risk............................................29

     Non-diversification......................................................29

     Rating Categories........................................................29

     Private Activity Bonds...................................................30

     Portfolio Insurance......................................................30

     Leverage.................................................................30

     Portfolio Management.....................................................31

     Inverse Floating Obligations.............................................32

     Options and Futures Transactions.........................................32

     Antitakeover Provisions..................................................32

     Ratings Considerations...................................................32

     COMPARISON OF THE FUNDS..................................................33

     Financial Highlights.....................................................33

     Investment Objective and Policies........................................40

     Portfolio Insurance......................................................43

     Description of New Jersey Municipal Bonds and Municipal Bonds............45

     Special Considerations Relating to New Jersey Municipal Bonds............46

     Other Investment Policies................................................47

     Information Regarding Options and Futures Transactions...................48

     Investment Restrictions..................................................52

     Rating Agency Guidelines.................................................54

     Portfolio Composition....................................................55

     Portfolio Transactions...................................................57

     Portfolio Turnover.......................................................59

     Net Asset Value..........................................................59

     Capital Stock............................................................60

     Management of the Funds..................................................63

     Code of Ethics...........................................................65

     Voting Rights............................................................65

     Stockholder Inquiries....................................................67

     Dividends and Distributions..............................................67

     Automatic Dividend Reinvestment Plan.....................................68

     Mutual Fund Investment Option............................................71

     Liquidation Rights of Holders of AMPS....................................71

     Tax Rules Applicable to the Funds and their Stockholders.................71

     AGREEMENT AND PLAN OF REORGANIZATION.....................................78

     General..................................................................78

     Procedure................................................................79

     Terms of the Agreement and Plan of Reorganization........................80

     Potential Benefits to Common Stockholders of the
     Funds as a Result of the Reorganization..................................82

     Surrender and Exchange of Stock Certificates.............................84

     Tax Consequences of the Reorganization...................................86

     Capitalization...........................................................88

ITEM 2.  ELECTION OF DIRECTORS................................................90

     To Be Elected by Stockholders of New Jersey Insured
     and Each of the Acquired Funds...........................................90

     Committee and Board Meetings.............................................92

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.....92

     Interested Persons.......................................................92

     Compensation of Directors................................................92

     Officers of the Funds....................................................93

item 3.  SELECTION OF INDEPENDENT AUDITORS....................................94

INFORMATION CONCERNING THE ANNUAL MEETINGS....................................94

     Date, Time and Place of Meetings.........................................94

     Solicitation, Revocation and Use of Proxies..............................95

     Record Date and Outstanding Shares.......................................95

     Security Ownership of Certain Beneficial Owners and Management...........95

     Voting Rights and Required Vote..........................................96

ADDITIONAL INFORMATION........................................................97

     Year 2000 Issues.........................................................99

CUSTODIAN.....................................................................99

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.......................99

LEGAL PROCEEDINGS............................................................100

LEGAL OPINIONS...............................................................100

EXPERTS......................................................................100

STOCKHOLDER PROPOSALS........................................................100

INDEX TO FINANCIAL STATEMENTS................................................F-1



EXHIBIT I        INFORMATION PERTAINING TO EACH FUND.........................I-1

EXHIBIT II       AGREEMENT AND PLAN OF REORGANIZATION.......................II-1

EXHIBIT III      ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY...............III-1

EXHIBIT IV       RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER............IV-1

EXHIBIT V        PORTFOLIO INSURANCE.........................................V-1

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of New Jersey Insured, New Jersey Insured II and New Jersey Insured III for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on December 15, 1999, at the time specified for each Fund in Exhibit I to this Proxy Statement and Prospectus. The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November ___, 1999.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of New Jersey Insured, New Jersey Insured II or New Jersey Insured III, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" each of the following items: (1) to approve the Agreement and Plan of Reorganization among New Jersey Insured, New Jersey Insured II and New Jersey Insured III (the "Agreement and Plan of Reorganization"); (2) to elect a Board of Directors of each Fund to serve for the ensuing year; and (3) to ratify the selection of independent auditors for each of the Funds for its current fiscal year.

     With respect to Item 1, assuming a quorum is present at the Meetings, approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing (i) a majority of the outstanding shares of New Jersey Insured Common Stock and New Jersey Insured AMPS, voting together as a single class, and a majority of the outstanding shares of New Jersey Insured AMPS, Series A and B, voting together as a single class, (ii) a majority of the outstanding shares of New Jersey Insured II Common Stock and New Jersey Insured II AMPS, voting together as a single class, and a majority of the outstanding shares of New Jersey Insured II AMPS, Series A and B, voting together as a single class and (iii) a majority of the outstanding shares of New Jersey Insured III Common Stock and New Jersey Insured III AMPS, voting together as a single class, and a majority of the outstanding shares of New Jersey Insured III AMPS, Series A, voting separately as a class. Because of the requirement that the Agreement and Plan of Reorganization be approved by stockholders of all three Funds, the Reorganization will not take place if stockholders of any one Fund do not approve the Agreement and Plan of Reorganization.

     With respect to Item 2, holders of shares of AMPS of each of the Funds are entitled to elect two Directors of that Fund, and holders of shares of AMPS and Common Stock, voting together as a single class, are entitled to elect the remaining Directors of that Fund. Assuming a quorum is present at the Meetings, election of the two Directors of each Fund to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of shares of a Fund's AMPS, represented at the Meeting and entitled to vote; and election of the remaining Directors of each Fund will require the affirmative vote of a plurality of the votes cast by the holders of shares of that Fund's Common Stock and AMPS, represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 3, assuming a quorum is present at the Meetings, approval of the ratification of the selection of independent auditors of a Fund will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and AMPS of that Fund represented at the Meeting in person or by proxy, and entitled to vote, voting together as a single class.

     The Board of Directors of each of the Funds has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS indicated in Exhibit I. To the knowledge of the management of each of the Funds, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of any Fund at the Record Date.

     The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2, and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                           ITEM 1. THE REORGANIZATION

SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND PROSPECTUS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND PROSPECTUS AND IN THE AGREEMENT AND PLAN OF REORGANIZATION ATTACHED HERETO AS EXHIBIT II.

     IN THIS PROXY STATEMENT AND PROSPECTUS, THE TERM "REORGANIZATION" REFERS COLLECTIVELY TO (I) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND THE ASSUMPTION OF SUBSTANTIALLY ALL OF THE LIABILITIES OF NEW JERSEY INSURED II BY NEW JERSEY INSURED AND THE SUBSEQUENT DISTRIBUTION OF NEW JERSEY INSURED COMMON STOCK AND NEW JERSEY INSURED SERIES C AMPS TO THE HOLDERS OF NEW JERSEY INSURED II COMMON STOCK AND NEW JERSEY INSURED II AMPS, SERIES A AND SERIES B, RESPECTIVELY; (II) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND THE ASSUMPTION OF SUBSTANTIALLY ALL THE LIABILITIES OF NEW JERSEY INSURED III BY NEW JERSEY INSURED AND THE SUBSEQUENT DISTRIBUTION OF NEW JERSEY INSURED COMMON STOCK AND NEW JERSEY INSURED SERIES D AMPS TO THE HOLDERS OF NEW JERSEY INSURED III COMMON STOCK AND NEW JERSEY INSURED III AMPS, SERIES A, RESPECTIVELY; AND
(III) THE SUBSEQUENT DEREGISTRATION AND DISSOLUTION OF EACH OF NEW JERSEY INSURED II AND NEW JERSEY INSURED III.

     At meetings of the Boards of Directors of each of the Funds, the Board of Directors of each of the Funds unanimously approved the Reorganization.
Subject to obtaining the necessary approvals from the stockholders of each of the Funds, the Board of Directors of each Acquired Fund also deemed advisable the deregistration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its dissolution under the laws of the State of Maryland. The Reorganization requires approval of the stockholders of each of the three Funds. The Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and the Plan of Reorganization.

     Each of the Funds seeks to provide stockholders with current income exempt from Federal income tax and New Jersey personal income taxes. Each of the Funds seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes. Under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.

     Each of the Funds is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of the Funds approve the Reorganization, (i) New Jersey Insured Common Stock and New Jersey Insured Series C AMPS will be issued to New Jersey Insured II in exchange for the assets of New Jersey Insured II; (ii) New Jersey Insured Common Stock and New Jersey Insured Series D AMPS will be issued to New Jersey Insured III in exchange for the assets of New Jersey Insured III; and
(iii) New Jersey Insured II and New Jersey Insured III will distribute these shares to their respective stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, each of New Jersey Insured II and New Jersey Insured III will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

     Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will potentially benefit the holders of Common Stock of that Fund. Specifically, after the Reorganization, stockholders of each of the Acquired Funds will remain invested in a closed-end fund with an investment objective and policies substantially similar to the Acquired Fund's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common stockholders of each of the Funds will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the total combined assets of the surviving fund after the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of any of the Funds; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of any of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of any of the Funds.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Directors of any Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of all of the Funds or (ii) by the Board of Directors of any Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Directors.

       PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF NEW JERSEY INSURED,
               NEW JERSEY INSURED II, NEW JERSEY INSURED III AND
              THE COMBINED FUND AS OF JUNE 30, 1999 (UNAUDITED)(A)



                                                                       ACTUAL
                                                   ----------------------------------------------
                                                   NEW JERSEY        NEW JERSEY       NEW JERSEY        PRO FORMA
                                                   INSURED           INSURED II       INSURED III       COMBINED
                                                   -----------       ----------       -----------       ----------

   Common Stockholder Transaction Expenses
   Maximum Sales Load (as a percentage of
   offering price)...........................        None(b)           None(b)          None(b)           None(c)

   Dividend Reinvestment Plan Fees...........        None              None             None              None

   Annual Expenses (as a percentage of net
   assets attributable to Common Stock at June
   30, 1999) (d)

   Investment Advisory Fees(e)...............        0.92%             0.95%            0.90%             0.92%

   Interest Payments on Borrowed Funds.......        None              None             None              None

   Other Expenses............................        0.43%             0.48%            0.47%             0.32%
                                                     -----             -----            -----             -----
   Total Annual Expenses (e).................        1.35%             1.43%            1.37%             1.24%
                                                     =====             =====            =====             =====
----------------------

(a) No information is presented with respect to AMPS because no Fund's operating expenses or expenses of the Reorganization will be borne by the holders of AMPS of any of the Funds. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d) The pro forma annual operating expenses for the combined fund are projections for a 12-month period.
(e) Based on average net assets of each Fund and the combined fund, excluding assets attributable to AMPS. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the combined fund would be 0.55% and the Total Annual Expenses would be 0.81%, 0.83%, 0.83% and
     0.74%.



EXAMPLE:


               CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK
                           FOR THE PERIODS INDICATED:





                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     ------       -------      -------     --------

An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Stock) set forth in the table above and (2) a 5% annual return throughout the period:

              New Jersey Insured.............................         $14           $43          $74         $162
              New Jersey Insured II..........................         $15           $45          $78         $171
              New Jersey Insured III.........................         $14           $43          $75         $165
              Combined Fund*.................................         $13           $39          $68         $150


--------
*  Assumes that the Reorganization had taken place on June 30, 1999.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. THE EXAMPLE SET FORTH ABOVE ASSUMES THAT SHARES OF COMMON STOCK WERE PURCHASED IN THE INITIAL OFFERINGS AND THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND USES A 5% ANNUAL RATE OF RETURN AS MANDATED BY SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGULATIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "Comparison of the Funds" and "The Reorganization - Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization."

BUSINESS OF NEW JERSEY INSURED........New Jersey Insured was incorporated under the laws of the State of
                                           Maryland on January 27, 1998 and
                                           commenced operations on March 11,
                                           1998. New Jersey Insured is a
                                           non-diversified, leveraged,
                                           closed-end management investment
                                           company whose investment objective
                                           is to provide stockholders with
                                           current income exempt from Federal
                                           income tax and New Jersey personal
                                           income taxes. New Jersey Insured
                                           seeks to achieve its investment
                                           objective by investing primarily in
                                           a portfolio of long-term investment
                                           grade obligations, the interest on
                                           which, in the opinion of bond
                                           counsel to the issuer, is exempt
                                           from Federal income taxes and New
                                           Jersey personal income taxes ("New
                                           Jersey Municipal Bonds"). Under
                                           normal circumstances, at least 80%
                                           of New Jersey Insured's total
                                           assets will be invested in
                                           municipal obligations with
                                           remaining maturities of one year or
                                           more that are covered by insurance
                                           guaranteeing the timely payment of
                                           principal at maturity and interest.
                                           See "Comparison of the Funds -
                                           Investment Objectives and
                                           Policies."

                                       New Jersey Insured has outstanding
                                           Common Stock and two series of
                                           AMPS, designated Series A and
                                           Series B, which shall be referred
                                           to herein collectively as "New
                                           Jersey Insured AMPS." As of August
                                           31, 1999, New Jersey Insured had
                                           net assets of $168,109,949.


BUSINESS OF NEW JERSEY INSURED II.....New Jersey Insured II was incorporated under the laws of the State of
                                           Maryland on August 17, 1998 and
                                           commenced operations on September
                                           25, 1998. New Jersey Insured II is
                                           a non-diversified, leveraged,
                                           closed-end management investment
                                           company whose investment objective
                                           is to provide stockholders with
                                           current income exempt from Federal
                                           income taxes and New Jersey
                                           personal income taxes. New Jersey
                                           Insured II seeks to achieve its
                                           investment objective by investing
                                           primarily in a portfolio of New
                                           Jersey Municipal Bonds. Under
                                           normal circumstances, at least 80%
                                           of New Jersey Insured II's total
                                           assets will be invested in
                                           municipal obligations with
                                           remaining maturities of one year or
                                           more that are covered by insurance
                                           guaranteeing the timely payment of
                                           principal at maturity and interest.
                                           See "Comparison of the Funds -
                                           Investment Objectives and
                                           Policies."

                                       New Jersey Insured II has outstanding
                                           Common Stock and two series of
                                           AMPS, designated Series A and
                                           Series B, which shall be referred
                                           to herein collectively as "New
                                           Jersey Insured II AMPS." As of
                                           August 31, 1999, New Jersey Insured
                                           II had net assets of $139,171,657.

BUSINESS OF NEW JERSEY INSURED III....New Jersey Insured III was incorporated under the laws of the State of
                                           Maryland on November 30, 1998 and
                                           commenced operations on January 29,
                                           1999. New Jersey Insured III is a
                                           non-diversified, leveraged,
                                           closed-end management investment
                                           company whose investment objective
                                           is to provide stockholders with
                                           current income exempt from Federal
                                           income taxes and New Jersey
                                           personal income taxes. New Jersey
                                           Insured III seeks to achieve its
                                           investment objective by investing
                                           primarily in a portfolio of New
                                           Jersey Municipal Bonds. Under
                                           normal circumstances, at least 80%
                                           of New Jersey Insured III's total
                                           assets will be invested in
                                           municipal obligations with
                                           remaining maturities of one year or
                                           more that are covered by insurance
                                           guaranteeing the timely payment of
                                           principal at maturity and interest.
                                           See "Comparison of the Funds -
                                           Investment Objectives and
                                           Policies."

                                       New Jersey Insured III has outstanding
                                           Common Stock and one series of
                                           AMPS, designated Series A (the "New
                                           Jersey Insured III AMPS"). As of
                                           August 31, 1999, New Jersey Insured
                                           III had net assets of $116,882,446.

COMPARISON OF THE FUNDS...............INVESTMENT OBJECTIVES AND POLICIES. The
                                           Funds have substantially similar
                                           investment objectives and policies.
                                           All three Funds seek to provide
                                           current income exempt from Federal
                                           income tax and New Jersey personal
                                           income taxes and seek to invest
                                           substantially all (at least 80%) of
                                           their assets in New Jersey
                                           Municipal Bonds, except when there
                                           is an insufficient supply of New
                                           Jersey Municipal Bonds at
                                           reasonable prices. Each Fund is
                                           subject to the requirement that 80%
                                           of its assets be invested in
                                           municipal obligations covered by
                                           insurance. See "Comparison of the
                                           Funds - Investment Objectives and
                                           Policies."

                                       CAPITAL STOCK. Each Fund has
                                           outstanding both Common Stock and
                                           AMPS. The Common Stock of each of
                                           the Funds is traded on the NYSE. As
                                           of August 31, 1999, (i) the net
                                           asset value per share of New Jersey
                                           Insured Common Stock was $14.30 and
                                           the market price per share was
                                           $13.125; (ii) the net asset value
                                           per share of New Jersey Insured II
                                           Common Stock was $12.87 and the
                                           market price per share was $12.125;
                                           and (iii) the net asset value per
                                           share of New Jersey Insured III
                                           Common Stock was $13.19 and the
                                           market price per share was $12.50.
                                           The AMPS of each of the Funds have
                                           a liquidation preference of $25,000
                                           per share and are sold principally
                                           at auctions. See "Comparison of the
                                           Funds--Capital Stock."

                                           Auctions generally have been held and
                                           will be held every seven days for
                                           each series of AMPS of each of the
                                           Funds unless the applicable Fund
                                           elects, subject to certain
                                           limitations, to have a special
                                           dividend period. In connection with
                                           the Reorganization, a holder of
                                           AMPS of an Acquired Fund may
                                           receive New Jersey Insured AMPS
                                           with a dividend payment date and an
                                           auction date that fall on a day of
                                           the week that is different from the
                                           schedule of the AMPS of the
                                           Acquired Fund that he or she holds.
                                           See "Comparison of the
                                           Funds--Capital Stock." The
                                           following table provides
                                           information about the dividend
                                           rates for each series of AMPS of
                                           each of the Funds as of a recent
                                           auction.

                                                                      Dividend
                   Auction Date             Fund           Series       Rate
                   ------------      ------------------    ------     --------
                September 3, 1999    New Jersey Insured       A        3.40

                September 2, 1999    New Jersey Insured       B        2.90

                September 7, 1999    New Jersey Insured II    A        3.40

                September 3, 1999    New Jersey Insured II    B        3.29

                September 1, 1999    New Jersey Insured III   A        3.15


                                       ADVISORY FEES. The investment adviser
                                           for each of the Funds is Fund Asset
                                           Management, L.P. ("FAM"). FAM is an
                                           affiliate of MLAM, and both FAM and
                                           MLAM are owned and controlled by
                                           Merrill Lynch & Co., Inc. ("ML &
                                           Co."). The principal business
                                           address of FAM is 800 Scudders Mill
                                           Road, Plainsboro, New Jersey 08536.
                                           The Asset Management Group of ML &
                                           Co. (which includes FAM) acts as
                                           investment adviser for over 100
                                           other registered investment
                                           companies and also offers portfolio
                                           management and portfolio analysis
                                           services to individuals and
                                           institutional accounts.

                                       FAM is responsible for the management
                                           of each Fund's investment portfolio
                                           and for providing administrative
                                           services to each Fund. Robert A.
                                           DiMella and Robert D. Sneeden serve
                                           as the portfolio managers for New
                                           Jersey Insured. Robert A. DiMella
                                           and Roberto W. Roffo serve as the
                                           portfolio managers for New Jersey
                                           Insured II and New Jersey Insured
                                           III. After the Reorganization
                                           Messrs. DiMella and Sneeden will
                                           serve as the portfolio managers of
                                           the combined fund.

                                       Pursuant to separate investment
                                           advisory agreements between each
                                           Fund and FAM, each Fund pays FAM a
                                           monthly fee at the annual rate of
                                           0.55% of such Fund's average weekly
                                           net assets, including assets
                                           acquired from the sale of AMPS.
                                           Subsequent to the Reorganization,
                                           FAM will continue to receive
                                           compensation at the rate of 0.55%
                                           of the average weekly net assets,
                                           including assets acquired from the
                                           sale of AMPS, of the combined fund.
                                           See "Comparison of the Funds -
                                           Management of the Funds."

                                       OTHER SIGNIFICANT FEES. The Bank of New
                                           York is the custodian, transfer
                                           agent, dividend disbursing agent
                                           and registrar for the Common Stock
                                           of New Jersey Insured. State Street
                                           Bank and Trust Company is the
                                           custodian, transfer agent, dividend
                                           disbursing agent and registrar for
                                           the Common Stock of New Jersey
                                           Insured II and New Jersey Insured
                                           III. The Bank of New York is the
                                           transfer agent, dividend disbursing
                                           agent, registrar and auction agent
                                           for each Fund's AMPS. The principal
                                           business addresses are as follows:
                                           The Bank of New York, 90 Washington
                                           Street, New York, New York 10286
                                           (for its custodial services) and
                                           101 Barclay Street, New York, New
                                           York 10286 (for its transfer agency
                                           services) and; State Street Bank
                                           and Trust Company, 225 Franklin
                                           Street, Boston, Massachusetts
                                           02110. See "Comparison of the
                                           Funds-- Management of the Funds."

                                       OVERALL EXPENSE RATIO. As of June 30,
                                           1999, the overall annualized
                                           operating expense ratio for New
                                           Jersey Insured was 1.35%, based on
                                           average net assets of approximately
                                           $101.8 million excluding AMPS, and
                                           0.81%, based on average net assets
                                           of approximately $169.8 million
                                           including AMPS; the overall
                                           annualized operating expense ratio
                                           for New Jersey Insured II was
                                           1.43%, based on average net assets
                                           of approximately $83.4 million
                                           excluding AMPS, and 0.83%, based on
                                           average net assets of approximately
                                           $143.4 million including AMPS; and
                                           the overall annualized operating
                                           expense ratio for New Jersey
                                           Insured III was 1.37%, based on
                                           average net assets of approximately
                                           $73.2 million excluding AMPS, and
                                           0.83%, based on average net assets
                                           of approximately $120.2 million
                                           including AMPS. If the
                                           Reorganization had taken place on
                                           June 30, 1999, the overall
                                           operating expense ratio for the
                                           combined fund on a pro forma basis
                                           would have been 1.24%, based on
                                           average net assets of approximately
                                           $258.5 million excluding AMPS, and
                                           0.74%, based on average net assets
                                           of approximately $433.5 million
                                           including AMPS.

                                       PURCHASES AND SALES OF COMMON STOCK AND
                                           AMPS. Purchase and sale procedures
                                           for the Common Stock of each of the
                                           Funds are identical, and investors
                                           typically purchase and sell shares
                                           of Common Stock of the Funds
                                           through a registered broker-dealer
                                           on the NYSE, thereby incurring a
                                           brokerage commission set by the
                                           broker-dealer. Alternatively,
                                           investors may purchase or sell
                                           shares of Common Stock of the Funds
                                           through privately negotiated
                                           transactions with existing
                                           stockholders.

                                       Purchase and sale procedures for the
                                           AMPS of each of the Funds also are
                                           identical. Such AMPS generally are
                                           purchased and sold at separate
                                           auctions conducted on a regular
                                           basis by The Bank of New York, as
                                           the auction agent for each Fund's
                                           AMPS (the "Auction Agent"). Unless
                                           otherwise permitted by the Funds,
                                           existing and potential holders of
                                           AMPS only may participate in
                                           auctions through their
                                           broker-dealers. Broker-dealers
                                           submit the orders of their
                                           respective customers who are
                                           existing and potential holders of
                                           AMPS to the Auction Agent. On or
                                           prior to each auction date for the
                                           AMPS (the business day next
                                           preceding the first day of each
                                           dividend period), each holder may
                                           submit orders to buy, sell or hold
                                           AMPS to its broker-dealer. Outside
                                           of these auctions, shares of AMPS
                                           may be purchased or sold through
                                           broker-dealers for the AMPS in a
                                           secondary trading market maintained
                                           by the broker-dealers. However,
                                           there can be no assurance that a
                                           secondary market will develop or if
                                           it does develop, that it will
                                           provide holders with a liquid
                                           trading market for the AMPS of any
                                           of the Funds.

                                       RATINGS OF AMPS. The AMPS of each Fund
                                           have been assigned a rating of AAA
                                           from Standard & Poor's ("S&P") and
                                           "aaa" from Moody's Investors
                                           Service, Inc. ("Moody's"). See
                                           "Comparison of the Funds - Rating
                                           Agency Guidelines."

                                       PORTFOLIO INSURANCE. Each of the Funds
                                           has a similar policy with respect
                                           to obtaining insurance for
                                           portfolio securities. Under normal
                                           circumstances, at least 80% of each
                                           Fund's assets will be invested in
                                           municipal obligations either (i)
                                           insured under an insurance policy
                                           purchased by the Fund or (ii)
                                           insured under an insurance policy
                                           obtained by the issuer thereof or
                                           any other party. See "Comparison of
                                           the Funds - Investment Objectives
                                           and Policies--Portfolio Insurance."

                                       RATINGS OF MUNICIPAL OBLIGATIONS. Each
                                           of the Funds will invest only in
                                           municipal obligations that at the
                                           time of purchase are considered
                                           investment grade.

                                       PORTFOLIO TRANSACTIONS. The portfolio
                                           transactions in which the Funds may
                                           engage are similar, as are the
                                           procedures for such transactions.
                                           See "Comparison of the Funds -
                                           Portfolio Transactions."

                                       DIVIDENDS AND DISTRIBUTIONS. The
                                           methods of dividend payment and
                                           distributions are similar for all
                                           of the Funds, both with respect to
                                           the Common Stock and the AMPS of
                                           each Fund. See "Comparison of the
                                           Funds - Dividends and
                                           Distributions."

                                       NET ASSET VALUE. The net asset value
                                           per share of Common Stock of each
                                           Fund is determined after the close
                                           of business on the NYSE (generally,
                                           4:00 p.m., Eastern time) on the
                                           last business day of each week. For
                                           purposes of determining the net
                                           asset value of a share of Common
                                           Stock of each Fund, the value of
                                           the securities held by the Fund
                                           plus any cash or other assets
                                           (including interest accrued but not
                                           yet received) minus all liabilities
                                           (including accrued expenses) and
                                           the aggregate liquidation value of
                                           the outstanding shares of AMPS of
                                           the Fund is divided by the total
                                           number of shares of Common Stock of
                                           the Fund outstanding at such time.
                                           Expenses, including fees payable to
                                           FAM, are accrued daily. See
                                           "Comparison of the Funds - Net
                                           Asset Value."

                                       VOTING RIGHTS. The corresponding voting
                                           rights of the holders of shares of
                                           each Fund's Common Stock are
                                           substantially similar. Likewise,
                                           the corresponding voting rights of
                                           the holders of shares of each
                                           Fund's AMPS are substantially
                                           similar. See "Comparison of the
                                           Funds - Capital Stock."

                                       STOCKHOLDER SERVICES. An automatic
                                           dividend reinvestment plan is
                                           available to holders of shares of
                                           each Fund's Common Stock. The plans
                                           are similar for the three Funds.
                                           See "Comparison of the Funds -
                                           Automatic Dividend Reinvestment
                                           Plan." Other stockholder services,
                                           including the provision of annual
                                           and semi-annual reports, are the
                                           same for the three Funds.

                 OUTSTANDING SECURITIES OF NEW JERSEY INSURED,
    NEW JERSEY INSURED II AND NEW JERSEY INSURED III AS OF AUGUST 31, 1999



                                                                                                 AMOUNT OUTSTANDING
                                                                        AMOUNT HELD BY FUND     EXCLUSIVE OF AMOUNT
                                                      AMOUNT                FOR ITS OWN          SHOWN IN PREVIOUS
               TITLE OF CLASS                       AUTHORIZED                ACCOUNT                  COLUMN
------------------------------------------      ------------------     ----------------------  ----------------------
New Jersey Insured
     Common Stock.......................            199,997,280                 -0-                  7,000,496
     AMPS...............................               2,720                    -0-                    2,720

New Jersey Insured II
     Common Stock.......................            199,997,600                 -0-                  6,151,635
     AMPS...............................               2,400                    -0-                    2,400

New Jersey Insured III
     Common Stock.......................            199,998,120                 -0-                  5,297,667
     AMPS...............................               1,880                    -0-                    1,880



TAX CONSIDERATIONS....................The Funds have jointly requested a private letter ruling from the IRS
                                           with respect to the Reorganization
                                           to the effect that, among other
                                           things, no Fund will recognize gain
                                           or loss on the transaction and the
                                           stockholders of the Acquired Funds
                                           will not recognize gain or loss on
                                           the exchange of their shares for
                                           New Jersey Insured Common Stock
                                           (except to the extent that a common
                                           stockholder in an Acquired Fund
                                           receives cash representing an
                                           interest in less than a full share
                                           of New Jersey Insured Common Stock
                                           in the Reorganization) or New
                                           Jersey Insured AMPS. The
                                           consummation of the Reorganization
                                           is subject to the receipt of such
                                           ruling or of an opinion of counsel
                                           to the same effect. The
                                           Reorganization will not affect the
                                           status of New Jersey Insured as a
                                           regulated investment company (a
                                           "RIC") under the Internal Revenue
                                           Code of 1986, as amended (the
                                           "Code"). Each of the Acquired Funds
                                           will liquidate pursuant to the
                                           Reorganization. See "Agreement and
                                           Plan of Reorganization--Tax
                                           Consequences of the
                                           Reorganization."

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Since each of the three Funds invests primarily in a portfolio of New Jersey Municipal Bonds, any risks inherent in such investments are equally applicable to all three Funds and will be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of any of the Funds or create additional risks.

NEW JERSEY MUNICIPAL BONDS

     Each of the Funds ordinarily invests at least 80% of its portfolio in New Jersey Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds--Special Considerations Relating to New Jersey Municipal Bonds" and Exhibit III-"Economic and Other Conditions in New Jersey." If a Fund invests less than 80% of its assets in New Jersey Municipal Bonds, the income provided by that Fund may not be exempt from New Jersey personal income tax.

INTEREST RATE AND CREDIT RISK

     Each Fund invests in municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

NON-DIVERSIFICATION

     Each Fund is registered as a "non-diversified" investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

RATING CATEGORIES

     The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody's or Fitch IBCA, Inc. ("Fitch") or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

PRIVATE ACTIVITY BONDS

     Each Fund may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in a Fund to the Federal alternative minimum tax.

PORTFOLIO INSURANCE

     Each of the Funds is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds' portfolios in accordance with the Funds' investment objective and policies.

LEVERAGE

     Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each of the Funds. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when a Fund is required to allocate taxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an "Additional Distribution"). Leverage will allow holders of each Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

     In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders." However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either the Common Stock or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

     o if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

     o if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or

     o in order to maintain the asset coverage established by Moody's and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

PORTFOLIO MANAGEMENT

     The portfolio management strategies of the Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

INVERSE FLOATING OBLIGATIONS

     A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

ANTITAKEOVER PROVISIONS

     The Articles of Incorporation of each of the Funds (in each case the "Charter") include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

RATINGS CONSIDERATIONS

     The Funds have received ratings of their AMPS of AAA from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization.

     The Board of Directors of each of the Funds, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     New Jersey Insured

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.



                                                                                           For the Period
                                                          For the Year Ended               March 11, 1998+
                                                            July 31, 1999                 to July 31, 1998
                                                          ------------------              -----------------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------
Net asset value, beginning of period...........            $     15.09                       $    15.00
                                                           -----------                       ----------
Investment income - net........................                   1.09                              .46

Realized and unrealized gain (loss) on
    investments - net..........................                   (.54)                             .16
                                                           -------------                     ----------
Total from investment operations...............                    .55                              .62
                                                           -------------                     ----------
Less dividends and distributions to Common Stock
shareholders:
       Investment income - net.................                   (.81)                           (.26)
       Realized gain on investments - net......                   (.04)                         --
                                                           ------------                      ----------
Total dividends and distributions to Common Stock
shareholders...................................                   (.85)                           (.26)
                                                           ------------                   -------------
Capital charge resulting from issuance of Common
Stock..........................................                --                                 (.03)
                                                           ------------                   -------------
Effect of Preferred Stock activity: ++

    Dividends and distributions to Preferred
       Stock shareholders:
       Investment income - net.................                   (.30)                           (.12)
       Realized gain on investments - net......                   (.02)                         --

    Capital charge resulting from issuance of
       Preferred Stock.........................                  --                               (.12)
                                                           --------------                 -------------
Total effect of Preferred Stock activity.......                   (.32)                           (.24)
                                                           --------------                  ------------
Net asset value, end of period.................            $     14.47                     $     15.09
                                                           ==============                  ============
Market price per share, end of period..........            $    13.4375                    $     15.375
                                                           ==============                  ============
TOTAL INVESTMENT RETURN:**

Based on market price per share................            ==============                         4.29%#
                                                                                          =============
Based on net asset value per share.............            ==============                         2.35%#
                                                                                          =============
RATIOS BASED ON AVERAGE NET ASSETS ATTRIBUTABLE
TO COMMON STOCK:***

Total expenses, net of reimbursement***........                    1.22%                           .29%*
                                                           ==============                 ==============
Total expenses***..............................                    1.31%                          1.21%*
                                                           ==============                 ==============
Total investment income-net***.................                    7.32%                          8.13%*
                                                           ==============                 ==============
Amount of Dividends to Preferred
Stockholders...................................                    1.93%                          2.13%*
                                                           ==============                 =============
Investment income-net, to Common
Stockholders...................................                    5.39%                          6.00%*
                                                           ==============                 =============
RATIOS BASED ON TOTAL AVERAGE NET ASSETS+++***

Expenses, net of reimbursement.................                     .75%                          .18%*
                                                           ==============                 =============
Expenses.......................................                     .80%                          .76%*
                                                           ==============                 =============
Investment income - net........................                    4.48%                         5.13%*
                                                           ==============                 =============

RATIOS BASED ON AVERAGE NET ASSETS OF
  PREFERRED STOCK:
Dividends to Preferred Stockholders............                   3.04%                         3.64%*
                                                           ==============                 ==============
SUPPLEMENTAL DATA:

Net assets, net of Preferred Stock, end of period
(in thousands).................................            $    101,300                   $   104,967
                                                           ==============                 =============
Preferred Stock outstanding, end of period (in
thousands).....................................            $     68,000                   $    68,000
                                                           ==============                 =============
Portfolio turnover.............................                   64.93%                       32.46%
                                                           ==============                 =============
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING

Investment income - net........................
       Series A................................            $        763                   $      317
                                                           ==============                 =============
       Series B................................            $        766                   $      300
                                                           ==============                 ==============
LEVERAGE:

Asset coverage per $1,000......................            $      2,490                   $    2,544
                                                           ==============                 ==============


-----------
  *  Annualized.

 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

***  Does not reflect the effect of dividends to Preferred Stockholders.

  +  Commencement of operations.

 ++  The Fund's Preferred Stock was issued on March 19, 1998.
+++  Includes Common and Preferred Stock avergage net assets.

  #  Aggregate total investment return.

         New Jersey Insured II

         The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.



                                                                      For the Period
                                                                 September 25, 1998+ to
                                                                       May 31, 1999

                                                                 -----------------------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.........                           $    15.00
                                                                        ----------
Investment income - net......................                                  .73

Realized and unrealized loss on
     investments - net.......................                                 (.78)
                                                                        ----------
Total from investment operations.............                                 (.05)
                                                                        ----------
Less dividends to Common
     Stock shareholders:
     Investment income - net.................                                 (.47)
                                                                        ----------
Capital charge resulting from issuance of
     Common Stock............................                                 (.03)
                                                                        ----------
Effect of Preferred Stock activity:++

     Dividends to Preferred
     Stock shareholders:
     Investment income - net.................                                 (.19)

     Capital charge resulting from issuance
     of Preferred Stock......................                                 (.10)
                                                                        ----------
Total effect of Preferred Stock activity.....                                 (.29)

Net asset value, end of period...............                           $    14.16
                                                                        ==========
Market price per share, end of period........                           $   2.9375
                                                                        ==========
TOTAL INVESTMENT RETURN:**

Based on market price per share..............                               (10.88)%#
                                                                        ==========
Based on net asset value per share...........                                (2.46)%#
                                                                        ==========
RATIOS BASED ON AVERAGE NET ASSETS
ATTRIBUTABLE TO COMMON STOCK:***

Total expenses net of reimbursement***                                        .66%*
                                                                        ==========
Total expenses***                                                            1.29%*
                                                                        ==========
Total Investment income - net***                                             7.49%*
                                                                        ==========

Amount of Dividends to Preferred
Stockholders.................................                                1.99%*
                                                                        ==========
Investment income - net, to Common
Stockholders.................................                                5.50%*
                                                                        ==========

RATIOS BASED ON TOTAL AVERAGE NET ASSETS: +++***
Expenses, net of reimbursement...............                                 .41%*
                                                                        ==========
Total Expenses...............................                                 .80%*
                                                                        ==========
Total Investment income - net................                                4.65%*
                                                                        ==========
RATIOS BASED ON AVERAGE NET ASSETS OF PREFERRED STOCK:
Dividends to Preferred Stockholders..........                                3.26%*
                                                                        ==========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in thousands)         $ 87,095
                                                                        ==========
Preferred Stock outstanding, end of period (in thousands)                $ 60,000
                                                                        ==========
Portfolio turnover...........................                               92.47%
                                                                        ==========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:
Investment income - net......................
     Series A................................                           $      489
                                                                        ==========
     Series B................................                           $      506
                                                                        ==========
LEVERAGE:
Asset coverage per $1,000....................                           $    2,452
                                                                        ==========


---------------------

  *  Annualized.

 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

***  Does not reflect the effect of dividends to Preferred Stockholders.

  +  Commencement of operations.

 ++  The Fund's Preferred Stock was issued on October 19, 1998.

+++  Includes Common and Preferred Stock average net assets.

  #  Aggregate total investment return.

     New Jersey Insured III

     The financial information in the table below, except for the leverage information, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.




                                                                          For the Period
                                                                       January 29, 1999+ to
                                                                        September 30, 1999


INCREASE (DECREASE) IN NET ASSET VALUE:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.........

Investment income - net......................

Realized and unrealized gain (loss) on

     investments - net.......................

Total from investment operations.............

Less dividends and distributions to Common Stock shareholders:
     Investment income - net.................
     Realized gain on investment - net.......

Total dividends and distributions to Common Stock
     shareholders............................

Capital charge resulting from issuance of Common
     Stock...................................

Effect of Preferred Stock activity:++
     Dividends and distributions to Preferred Stock shareholders:

     Investment income - net.................
     Realized gain on investments - net......

     Capital charge resulting from issuance of
     Preferred Stock.........................

Total effect of Preferred Stock activity.....

Net asset value, end of period...............

Market price per share, end of period........

TOTAL INVESTMENT RETURN:**

Based on market price per share..............

Based on net asset value per share...........

RATIOS BASED ON AVERAGE NET ASSETS
ATTRIBUTABLE TO COMMON STOCK:***

Amount of Dividends to Preferred
Stockholders.................................

Investment Income Net, to
Common Stockholders..........................

RATIOS BASED ON TOTAL AVERAGE
NET ASSETS...................................

Expenses, net of reimbursement...............

Expenses.....................................

Investment income - net......................

SUPPLEMENTAL DATA:

Net assets, net of Preferred Stock, end of period (in thousands)
Preferred Stock outstanding, end of period (in thousands)
Portfolio turnover...........................

DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:

Investment income - net......................

LEVERAGE:

Asset coverage per $1,000....................


---------------------

  *  Annualized.
 ** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***  Does not reflect the effect of dividends to Preferred Stockholders.
  +  Commencement of operations.
 ++  The Fund's Preferred Stock was issued on February 22, 1999.
  #  Aggregate total investment return.

                        PER SHARE DATA FOR COMMON STOCK*

               TRADED ON THE NEW YORK STOCK EXCHANGE (UNAUDITED)

NEW JERSEY INSURED


                                                                                             PREMIUM (DISCOUNT) TO NET
                                          MARKET PRICE($)**          NET ASSET VALUE($)              ASSET VALUE(%)
                                         --------------------        ------------------      -----------------------
        QUARTER ENDED*                    HIGH           LOW           HIGH        LOW           HIGH         LOW
     ------------------                  ------         -----        -------      -----      ---------     ---------
April 30, 1998+................          15.1875        14.75          15.11      14.63         1.59        (1.67)

July 31, 1998..................          15.6875        15.00          15.20      15.05         2.58        (4.99)

October 31, 1998...............          16.125         15.375         16.06      15.41         2.29        (2.61)

January 31, 1999...............          15.3125        14.625         15.54      15.24         5.05        (5.03)

April 30, 1999.................          14.9375        14.50          15.46      15.31        (0.03)       (6.03)

July 31, 1999..................          13.625         13.25          14.63      14.47        (0.41)       (9.42)



NEW JERSEY INSURED II


                                                                                              PREMIUM (DISCOUNT) TO
                                           MARKET PRICE($)**          NET ASSET VALUE($)         NET ASSET VALUE(%)
                                         ---------------------        ------------------      ----------------------
          QUARTER ENDED*                 HIGH           LOW           HIGH        LOW           HIGH           LOW
       ------------------                ------         ------        ------      ------      --------       -------
November 30, 1998++............          16.25          15.6875       14.79       14.59         8.77         (0.53)
February 28, 1999..............          14.9375        14.4375       14.77       14.57         9.61         (1.40)
May 31, 1999...................          14.4375        12.8125       14.45       14.15         2.67         (8.63)



NEW JERSEY INSURED III


                                                                                             PREMIUM (DISCOUNT) TO NET
                                            MARKET PRICE($)**         NET ASSET VALUE($)            ASSET VALUE(%)
                                         --------------------         ------------------     -------------------------
         QUARTER ENDED*                   HIGH           LOW          HIGH         LOW         HIGH             LOW
       ------------------                ------        ------         ------      ------     -------         ---------
March 31, 1999+++..............          15.5625        15.00          15.10       14.86        3.96          (0.33)
June 30, 1999..................          14.9375        13.375         14.73       14.42        2.97          (7.38)



--------------------

  * Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **  As reported in the consolidated transaction operating system.
  +  For the period March 11, 1998 to April 30, 1998.
 ++  For the period September 25, 1998 to November 30, 1998.
+++  For the period January 29, 1999 to February 28, 1999.

     As indicated in the tables above, for the periods shown the Common Stock of the Funds generally has traded at prices close to net asset value, with premiums or discounts to net asset value of less than 10% being reflected in the market value of the shares from time to time. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

INVESTMENT OBJECTIVE AND POLICIES

     The structure, organization and investment policies of the Funds are substantially similar, with the differences among the three Funds set forth below. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and New Jersey personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New Jersey Municipal Bonds. At all times, at least 80% of each Fund's total assets will be invested in New Jersey Municipal Bonds except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.

     Ordinarily, none of the Funds intends to realize significant investment income subject to Federal income tax and New Jersey personal income taxes. To the extent FAM considers that suitable New Jersey Municipal Bonds are not available for investment, the Funds may purchase other long-term municipal obligations exempt from Federal income tax, but not New Jersey personal income tax ("Municipal Bonds"). Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

     Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "New Jersey Municipal Bonds" or "Municipal Bonds" for purposes of a Fund's investment objective and policies.

     The investment grade New Jersey Municipal Bonds and Municipal Bonds in which each Fund primarily invests are those New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-3 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if New Jersey Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such New Jersey Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New Jersey Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper" and Exhibit V -- "Portfolio Insurance."

     Each of the Funds may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

     The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds.

     Each Fund intends to invest primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal income tax and New Jersey personal income taxes.

     Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that any Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

     Under normal circumstances, at least 80% of the assets of each of the Funds will be invested in New Jersey Municipal Bonds and Municipal Bonds either
(i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured New Jersey Municipal Bonds and Municipal Bonds in each Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Each Fund also may purchase New Jersey Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured New Jersey Municipal Bonds and Municipal Bonds held by each Fund will be insured under policies obtained by parties other than the Fund.

     Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible New Jersey Municipal Bonds and Municipal Bonds purchased by the Funds. A New Jersey Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured New Jersey Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured New Jersey Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any New Jersey Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured New Jersey Municipal Bond or Municipal Bond or the value of the shares of a Fund.

     The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to .15 of 1% of the principal amount of the New Jersey Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund's portfolio of New Jersey Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in
Exhibit V to this Proxy Statement and Prospectus. In instances in which a Fund purchases New Jersey Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Insured Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New Jersey Municipal Bonds and Municipal Bonds.

     It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM's ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New Jersey Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of each Fund's method of valuing defaulted securities and securities that have a significant risk of default.

     There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New Jersey Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New Jersey Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New Jersey Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF NEW JERSEY MUNICIPAL BONDS AND MUNICIPAL BONDS

     New Jersey Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are New Jersey Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from New Jersey personal income tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered New Jersey Municipal Bonds or Municipal Bonds.

     The two principal classifications of New Jersey Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs." General obligation bonds (other than those of the State of New Jersey which has limited taxing powers) are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New Jersey Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Each Fund may purchase New Jersey Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund's assets that may be invested in New Jersey Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of the Funds--Tax Rules Applicable to the Funds and Their Stockholders."

     Also included within the general category of New Jersey Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

     Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New Jersey Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL BONDS

     Each Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. FAM does not believe that current economic conditions in New Jersey will have a significant adverse effect on each Fund's ability to invest in high-quality New Jersey Municipal Bonds. Currently, New Jersey's general obligation bonds are rated AA+ by S&P, Aa1 by Moody's and AA+ by Fitch. See
Exhibit III, "Economic and Other Conditions in New Jersey" and Exhibit IV, "Ratings of Municipal Bonds and Commercial Paper."

OTHER INVESTMENT POLICIES

     The Funds have adopted certain other policies as set forth below:

     BORROWINGS. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 331/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase or sell New Jersey Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     INDEXED AND INVERSE FLOATING OBLIGATIONS. Each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New Jersey Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such New Jersey Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

     CALL RIGHTS. Each of the Funds may purchase a New Jersey Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such New Jersey Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New Jersey Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New Jersey Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New Jersey Municipal Bond or Municipal Bond is identical to holding a New Jersey Municipal Bond or Municipal Bond as a non-callable security.

     REPURCHASE AGREEMENTS. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal and New Jersey income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

INFORMATION REGARDING OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. No Fund has an obligation to enter into hedging transactions and each may choose not to do so.

     Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See "Rating Agency Guidelines" below.

     The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

     WRITING COVERED CALL OPTIONS. Each Fund is authorized to write (i.e., sell) covered call options with respect to New Jersey Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     PURCHASE OF OPTIONS. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     FINANCIAL FUTURES CONTRACTS AND OPTIONS. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in New Jersey Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New Jersey Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New Jersey Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     OVER-THE-COUNTER OPTIONS. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     RESTRICTIONS ON OTC OPTIONS. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

     RISK FACTORS IN FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New Jersey Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to New Jersey Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

INVESTMENT RESTRICTIONS

     The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, "majority" means for each such class the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) No Fund may:

     1. Make investments for the purpose of exercising control or management.


     2. Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.


     3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.


     4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.


     5. Make loans to other persons, except that the Fund may purchase
New Jersey Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.


     6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.


     Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provide that no Fund may:


     a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.


     b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New Jersey Municipal Bonds and Municipal Bonds.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For so long as shares of AMPS are rated by Moody's, no Fund will change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

     FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

RATING AGENCY GUIDELINES

     Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their date of original issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

     For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

PORTFOLIO COMPOSITION

     There are small differences in concentration among the categories of issuers of the New Jersey Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. For New Jersey Insured, as of August 31, 1999, the highest concentration of New Jersey Municipal Bonds and Municipal Bonds was in Education, Transportation and Hospitals/Healthcare, accounting for 18%, 13%, and 12% of the Fund's portfolio, respectively; for New Jersey Insured II, the highest concentration was in Hospitals/Healthcare, Water and Sewer Utilities, and Education, accounting for 16%, 13% and 16% of the Fund's portfolio, respectively; and for New Jersey Insured III, the highest concentration was in Education, Housing and Hospitals/Healthcare, accounting for 15%, 14% and
14% of the Fund's portfolio, respectively.

     Although the investment portfolios of all three Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the three investment portfolios. The tables below set forth ratings information for the New Jersey Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

NEW JERSEY INSURED

         As of August 31, 1999, approximately 96% of the market value of New Jersey Insured's portfolio was invested in long-term municipal obligations and approximately 1% of the market value of New Jersey Insured's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New Jersey Insured's long-term municipal obligation investment portfolio as of August 31, 1999.


                                            NUMBER OF           VALUE
 S&P*        MOODY'S*       ISSUES        (IN THOUSANDS)       PERCENT
------       --------       ------        --------------       --------
 AAA            Aaa            44          $ 137,895             85.0%

  A              A              3              9,189              5.7

 BBB            Baa             5             15,019              9.3
                             ----            -------            -----
                               52          $ 162,103            100.0%
                             ====            =======            =====

----------------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV --"Ratings of Municipal Bonds and Commercial Paper."


NEW JERSEY INSURED II

     As of August 31, 1999, approximately 98% of the market value of New Jersey Insured II's portfolio was invested in long-term municipal obligations and approximately 1% of the market value of New Jersey Insured II's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New Jersey Insured II's long-term municipal obligation investment portfolio as of August 31, 1999.


                           NUMBER OF            VALUE
  S&P*      MOODY'S*        ISSUES         (IN THOUSANDS)       PERCENT
  ----      --------       ---------       --------------       -------

  AAA         Aaa            44              $131,223             96.1%

  BBB         Baa             1                 5,368              3.9
                            ----             --------            -----
                             45              $136,591            100.0%
                            ====             ========            ======

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See
   Exhibit IV --"Ratings of Municipal Bonds and Commercial Paper."


NEW JERSEY INSURED III

     As of August 31, 1999, approximately 95% of the market value of New Jersey Insured III's portfolio was invested in long-term municipal obligations and approximately 1% of the market value of New Jersey Insured III's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New Jersey Insured III's long-term municipal obligation investment portfolio as of August 31, 1999.


                                NUMBER OF           VALUE
  S&P*       MOODY'S*            ISSUES        (IN THOUSANDS)        PERCENT
  ----       --------           ---------      --------------        -------
  AAA           Aaa               39              $105,990             95.7%

   AA           Aa                 1                 4,791              4.3
                                -----             --------            ------
                                  40              $110,781            100.0%
                                =====             ========            ======

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV --"Ratings of Municipal Bonds and Commercial Paper."


PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are the same for each of the Funds. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

     None of the Funds has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Periodic auctions are conducted for the AMPS of each of the Funds by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

PORTFOLIO TURNOVER

     Generally, no Fund purchases securities for short-term trading profits. However, any of the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each of the Funds for the periods indicated is set forth below:



            New Jersey Insured             Period March 11,                    Year
                                                1998+                  Ended July 31, 1999
                                          to July 31, 1998
                                         --------------------       --------------------------

                                               32.46%                        64.93%

           New Jersey Insured II          Period September
                                              25, 1998+
                                           to May 31, 1999
                                         --------------------

                                               92.47%

           New Jersey Insured III        Period January 29,
                                         1999+ to September
                                              30, 1999
                                         --------------------

                                                 ___%


------------------------
+    Commencement of operations


NET ASSET VALUE

     The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

     The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

     Each Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL, and the Monday and Saturday editions of THE NEW YORK TIMES.

CAPITAL STOCK

     Each of the Funds has outstanding both Common Stock and AMPS. The Common Stock of each of the Funds is traded on the NYSE. The shares of New Jersey Insured Common Stock commenced trading on the NYSE on March 12, 1998. As of August 31, 1999, the net asset value per share of New Jersey Insured Common Stock was $14.30 and the market price per share was $13.125. The shares of New Jersey Insured II Common Stock commenced trading on the NYSE on September 28, 1998. As of August 31, 1999, the net asset value per share of New Jersey Insured II Common Stock was $12.87 and the market price per share was $12.125. The shares of New Jersey Insured III Common Stock commenced trading on the NYSE on February 8, 1999. As of August 31, 1999, the net asset value per share of New Jersey Insured III Common Stock was $13.19 and the market price per share was $12.50.

     Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each respective Fund's offering of shares of AMPS, New Jersey Insured reclassified 2,720 shares of unissued capital stock as AMPS, New Jersey Insured II reclassified 2,400 shares of unissued capital stock as AMPS and New Jersey Insured III reclassified 1,880 shares of unissued capital stock as AMPS.

     COMMON STOCK

     Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

     So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

     PREFERRED STOCK

     The AMPS of each of the Funds have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of all of the Funds have liquidation preferences of $25,000 per share; none of the Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

         Auctions generally have been held and will be held every seven days for the AMPS of each of the Funds, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.

                                                                       Dividend
    Auction Date                 Fund                   Series           Rate
     -----------------       ----------------------     -------        --------
     September 3, 1999          New Jersey Insured          A           3.40%
     September 2, 1999          New Jersey Insured          B           2.90
     September 7, 1999        New Jersey Insured II         A           3.40
     September 3, 1999        New Jersey Insured II         B           3.29
     September 1, 1999        New Jersey Insured III        A           3.15


     Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

     The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

CERTAIN PROVISIONS OF THE CHARTER

     Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

     In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     o    a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

     In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

MANAGEMENT OF THE FUNDS

     DIRECTORS AND OFFICERS. The Board of Directors of each of the Funds currently consists of the same seven persons, five of whom are not "interested persons," as defined in the Investment Company Act, of any of those Funds. Terry K. Glenn serves as a Director and President of each of the Funds, and Arthur Zeikel serves as a Director of each of the Funds. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see "Proposal (2): Election of Directors" and Exhibit I -- "Information Pertaining to Each Fund."

     Robert A. DiMella and Robert D. Sneeden serve as the portfolio managers for New Jersey Insured. Robert A. DiMella and Roberto W. Roffo serve as the portfolio managers for New Jersey Insured II and New Jersey Insured III. Messrs. DiMella and Sneeden will continue to serve as the portfolio managers of the combined fund after the Reorganization. The portfolio managers are primarily responsible for the management of the applicable Fund's portfolio. Biographical information about Messrs. DiMella, Sneeden and Roffo is contained in Exhibit I -- "Information Pertaining to Each Fund."

     MANAGEMENT AND ADVISORY ARRANGEMENTS. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each of the Funds pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes
FAM) acts as the investment adviser to more than 100 other registered investment companies and offers services to individuals and institutional accounts. As of ________, the Asset Management Group had a total of approximately $_____ billion in investment company and other portfolio assets under management (approximately $_______ billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     Each Fund's investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

     FAM provides the portfolio management for each of the Funds. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

     For the services provided by FAM under each Fund's investment advisory agreement, the Fund pays a monthly fee at an annual rate of .55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

     Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of each of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of FAM (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of each of the Funds within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

VOTING RIGHTS

     Voting rights are identical for the holders of shares of each Fund's Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

     Stockholders of each Fund are entitled to one vote for each share held. The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

     Voting rights of the holders of each Fund's AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.

     In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

     The affirmative vote of the holders of a majority of the outstanding shares of a Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

STOCKHOLDER INQUIRIES

     Stockholder inquiries with respect to any of the Funds may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS

     The Funds' current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute all of its net investment income. Dividends from such net investment income are declared and paid monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of substantially all of the net investment income remaining after the payment of dividends on the Fund's AMPS. All net realized long-term or short-term capital gains, if any, are distributed at least annually, pro rata to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. This limitation on a Fund's ability to make distributions on its Common Stock under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company under the Federal tax laws which would have an adverse impact on stockholders. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders."

     Similarly, the Funds' current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.

     Dividends paid by each Fund, to the extent paid from tax-exempt income earned on New Jersey Municipal Bonds, are exempt from Federal income tax and New Jersey personal income taxes, subject to the possible application of the alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and personal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See "Tax Rules Applicable to the Funds and their Stockholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

     For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

     If any Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax and New Jersey personal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by either The Bank of New York or State Street Bank and Trust Company, as applicable, as agent for stockholders in administering the Plan (as applicable, the "Plan Agent"), in additional shares of the Fund's Common Stock. The Bank of New York is the Plan Agent for New Jersey Insured and will be the Plan Agent following the Reorganization. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There are no brokerage charges with respect to shares issued directly by any Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price (plus commissions) of a Fund's shares of Common Stock is higher than the net asset value of such shares, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds--Tax Rules Applicable to the Funds and their Stockholders" for a discussion of the tax consequences of the Plan.

     Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

     After the Reorganization, a holder of shares of an Acquired Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in an Acquired Fund and in New Jersey Insured, after the Reorganization, the stockholder's election with respect to the dividends of New Jersey Insured will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

MUTUAL FUND INVESTMENT OPTION

     A holder of Common Stock of any Fund, who purchased his or her shares through Merrill Lynch in the Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Stock of an Acquired Fund who qualifies for this option will have the same option with respect to the shares of New Jersey Insured Common Stock received in the Reorganization.

LIQUIDATION RIGHTS OF HOLDERS OF AMPS

     Upon any liquidation, dissolution or winding up of any Fund, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

TAX RULES APPLICABLE TO THE FUNDS AND THEIR STOCKHOLDERS

     The tax consequences of investing in shares of Common Stock or AMPS of each of the Funds are identical. Each of the Funds has elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. New Jersey Insured intends to continue to distribute substantially all of its income following the Reorganization. Under present New Jersey law, a RIC, such as each Fund, pays a flat tax of $250 per year. Each Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

     Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

     The portion of exempt-interest dividends properly identified in a year-end statement as directly attributable to interest on New Jersey Municipal Bonds and the portion of distributions attributable to gains from New Jersey Municipal Bonds ("New Jersey exempt-interest dividends") also will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, each Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey Municipal Bonds at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the Fund's investments. Each Fund intends to comply with this requirement so as to enable it to pass through interest exempt from both Federal income tax and New Jersey personal income tax. In the event a Fund does not so comply, distributions by that Fund may be taxable to stockholders for New Jersey personal income tax purposes. However, regardless of whether the Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Stockholders subject to income taxation by states other than New Jersey will realize a lower after-tax rate of return than New Jersey stockholders since the dividends distributed by a Fund will generally not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform stockholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New Jersey personal income tax. To the extent attributable to exempt-interest dividends, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes and is not deductible for New Jersey personal income tax purposes.

     Exempt-interest dividends and gains paid to a corporate stockholder will be subject to New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax. Accordingly, investors in each Fund, including, in particular, corporate investors that may be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in each Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.

     On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

     The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each of the Funds, as well as the Series C and D AMPS to be issued by New Jersey Insured, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to all three Funds, the shares of each Fund's currently outstanding AMPS, as well as the Series C and D AMPS to be issued by New Jersey Insured, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the
Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization, New Jersey Insured will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, B, C and D. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

     In the opinion of Brown & Wood LLP, counsel to all three Funds, under current law the manner in which each Fund allocates, and New Jersey Insured will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for New Jersey Insured Series A and B AMPS and the newly issued series of AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including stockholders of the Funds, to an increased alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by such Fund.

     The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal income tax and New Jersey personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Funds have issued and that New Jersey Insured contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by New Jersey Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to the alternative minimum tax.

     Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and New Jersey Insured intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

     The value of shares acquired pursuant to a Fund's dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund's dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

     TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS. Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws. The Code and the Treasury Regulations, as well as the New Jersey personal income tax, corporation business (franchise and the corporation income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
II), (i) New Jersey Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of New Jersey Insured II, in exchange solely for shares of an equal aggregate value of New Jersey Insured Common Stock and New Jersey Insured Series C AMPS to be issued by New Jersey Insured and (ii) New Jersey Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of New Jersey Insured III, in exchange solely for shares of an equal aggregate value of New Jersey Insured Common Stock and New Jersey Insured Series D AMPS to be issued by New Jersey Insured. The number of shares of New Jersey Insured Common Stock issued to each Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of Common Stock of that Acquired Fund (except that cash will be paid in lieu of any fractional shares), and the number of shares of New Jersey Insured Series C AMPS and New Jersey Insured Series D AMPS issued to New Jersey Insured II and New Jersey Insured III, respectively, will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of each such Fund's AMPS. Upon receipt by the Acquired Funds of such shares, the Acquired Funds will (i) distribute the shares of New Jersey Insured Common Stock to the holders of New Jersey Insured II Common Stock and New Jersey Insured III Common Stock, as applicable, in exchange for their shares of Common Stock in the Acquired Funds and (ii) distribute the shares of New Jersey Insured Series C AMPS to the holders of New Jersey Insured II AMPS and the shares of New Jersey Insured Series D AMPS to the holders of New Jersey Insured III AMPS, in exchange for their shares of AMPS in the Acquired Funds. New Jersey Insured will file Articles Supplementary establishing the powers, rights and preferences of the New Jersey Insured Series C AMPS and the New Jersey Insured Series D AMPS with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), each of the Acquired Funds will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Funds, and will dissolve.

     Each of the Acquired Funds will distribute the shares of New Jersey Insured Common Stock and the shares of New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS received by it pro rata to its holders of record of Common Stock and AMPS, as applicable, in exchange for such stockholders' shares in the Acquired Funds. Such distribution would be accomplished by opening new accounts on the books of New Jersey Insured in the names of the common and preferred stockholders of each of the Acquired Funds and transferring to those stockholder accounts the New Jersey Insured Common Stock or New Jersey Insured AMPS previously credited on those books to the accounts of the Acquired Funds. Each newly-opened account on the books of New Jersey Insured for the previous holders of Common Stock of the Acquired Funds would represent the respective pro rata number of shares of New Jersey Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of New Jersey Insured Common Stock will be issued. In lieu thereof, New Jersey Insured's transfer agent, The Bank of New York, will aggregate all fractional shares of New Jersey Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of the applicable Acquired Fund. Similarly, each newly-opened account on the books of New Jersey Insured for the previous holders of AMPS of an Acquired Fund would represent the respective pro rata number of shares of New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS due such holder of AMPS. See "Surrender and Exchange of Stock Certificates" below for a description of the procedures to be followed by the stockholders of the Acquired Funds to obtain their New Jersey Insured Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in "street name" by the Depository Trust Company, all transfers are accomplished by book entry.

     Accordingly, as a result of the Reorganization, every holder of Common Stock of an Acquired Fund would own shares of New Jersey Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's Common Stock immediately prior to the Exchange Date. Since the New Jersey Insured Common Stock would be issued at net asset value and the shares of Common Stock of the Acquired Funds would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each of the Funds will not be diluted as a result of the Reorganization. Similarly, since the New Jersey Insured Series C AMPS and New Jersey Insured Series D AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of the Acquired Funds, holders of AMPS of each of the Funds will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of any of the Funds likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the constituent Funds.

PROCEDURE

     At a meeting of the Board of Directors of each of the Funds, the Board of Directors of each of the Funds, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, [unanimously] approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the stockholders of each of the Funds for approval.

     Also, the Board of Directors of New Jersey Insured approved the filing of Articles Supplementary establishing the powers, rights and preferences of the New Jersey Insured Series C AMPS and the New Jersey Insured Series D AMPS in order that they may be distributed to holders of AMPS of each of the Acquired Funds as part of the Reorganization.

     As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the stockholders of each of the Funds to approve the Reorganization. The costs of such solicitation are to be paid by New Jersey Insured after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. Annual meetings of stockholders of the Funds will be held on December 15, 1999. If the stockholders of all three Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

     THE BOARDS OF DIRECTORS OF NEW JERSEY INSURED, NEW JERSEY INSURED II AND NEW JERSEY INSURED III RECOMMEND THAT THE STOCKHOLDERS OF THE RESPECTIVE FUNDS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT AND PLAN OF REORGANIZATION, ATTACHED HERETO AS EXHIBIT II.

     VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for all three Funds: net asset value per share of the Common Stock of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

     The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     DISTRIBUTION OF NEW JERSEY INSURED COMMON STOCK, NEW JERSEY INSURED SERIES C AMPS AND NEW JERSEY INSURED SERIES D AMPS. On the Exchange Date, New Jersey Insured will issue to each Acquired Fund a number of shares of New Jersey Insured Common Stock the aggregate net asset value of which will equal the respective aggregate net asset value of shares of Common Stock of the Acquired Fund on the Valuation Date. Each holder of Common Stock of an Acquired Fund will receive the number of shares of New Jersey Insured Common Stock corresponding to his or her proportionate interest in the respective aggregate net asset value of the Common Stock of the Acquired Fund, as applicable.

     On the Exchange Date, New Jersey Insured also will issue (i) to New Jersey Insured II a number of shares of New Jersey Insured Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New Jersey Insured II AMPS on the Valuation Date and (ii) to New Jersey Insured III a number of shares of New Jersey Insured Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New Jersey Insured III AMPS on the Valuation Date. Each holder of AMPS of an Acquired Fund will receive the number of shares of New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the AMPS of the Acquired Fund. No sales charge or fee of any kind will be charged to stockholders of the Acquired Funds in connection with their receipt of New Jersey Insured Common Stock or AMPS in the Reorganization. Holders of certain series of AMPS of the Acquired Funds will find that the auction date and dividend payment date for the New Jersey Insured AMPS received in the Reorganization fall on different days of the week than the auction date and dividend payment date of the AMPS currently held. Any such change in the auction date and dividend payment date will not adversely affect the value of a holder's AMPS. It is anticipated that (i) the auction for New Jersey Insured Series C AMPS will be held on Tuesday; the New Jersey Insured II Series A AMPS are auctioned on Tuesday, but the New Jersey Insured II Series B AMPS are auctioned on Friday; and (ii) the auction for New Jersey Insured Series D AMPS will be held on Wednesday; the New Jersey Insured III Series A AMPS are also auctioned on Wednesday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of each Acquired Fund prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     EXPENSES. New Jersey Insured shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. No Fund shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

     REQUIRED APPROVALS. Under Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock and AMPS, voting together as a single class, and more than 50% of the AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan of Reorganization be approved by the stockholders of all three Funds, the Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and Plan of Reorganization.

     DEREGISTRATION AND DISSOLUTION. Following the transfer of the assets and liabilities of the Acquired Funds and the distribution of shares of New Jersey Insured Common Stock, New Jersey Insured Series C AMPS and New Jersey Insured Series D AMPS to stockholders of the Acquired Funds, in accordance with the foregoing, each of the Acquired Funds will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     AMENDMENTS AND CONDITIONS. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each of the Funds, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

     POSTPONEMENT, TERMINATION. Under the Agreement and Plan of Reorganization, the Board of Directors of any of the Funds may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of any of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of the three Funds and (ii) by the Board of Directors of any Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO COMMON STOCKHOLDERS OF THE FUNDS AS A RESULT OF THE REORGANIZATION

     In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. With respect to each of the Acquired Funds, following the Reorganization their respective stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of the Acquired Fund. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of New Jersey Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of New Jersey Municipal Bonds and Municipal Bonds. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

     The surviving fund that would result from the Reorganization would have a larger asset base than any of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund based on average net assets both excluding and including assets attributable to AMPS as of June 30, 1999:



                               Total annualized      Average net assets     Total annualized      Average net assets
                               operating expense      excluding AMPS        operating expense      including AMPS
                             ratio excluding AMPS       (in millions)      ratio including AMPS     (in millions)
                             --------------------    ------------------   --------------------    ------------------
New Jersey Insured                  1.35%                 $101.8                   0.81%               $169.8

New Jersey Insured II               1.43%                 $ 83.4                   0.83%               $143.4

New Jersey Insured III              1.37%                 $ 73.2                   0.83%               $120.2

Combined Fund1                      1.24%                 $258.5                   0.74%               $433.5



-----------------
1 Assumes Reorganization had taken place on June 30, 1999.


     Management projections estimate that New Jersey Insured will have net assets in excess of $433 million including assets attributable to AMPS upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, New Jersey Insured should be able to purchase larger amounts of New Jersey Municipal Bonds and Municipal Bonds at more favorable prices than any of the Funds separately and, with this greater purchasing power, request improvements in the terms of the New Jersey Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

     Based on the foregoing, the Boards concluded that the Reorganization is in the best interests of the stockholders of each of the Funds because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $396,000 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within [18] months after the Exchange Date due to a decrease in the operating expense ratio.

     It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of any of the Funds; however, the Reorganization will not adversely affect the holders of shares of AMPS of any of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of any of the Funds.

SURRENDER AND EXCHANGE OF STOCK CERTIFICATES

     After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of Common Stock of any one of the Acquired Funds will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of New Jersey Insured Common Stock distributable with respect to such holder's shares of Common Stock of the Acquired Fund, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Exchange Date, the transfer agent for the New Jersey Insured Common Stock will mail to each holder of certificates formerly representing shares of Common Stock of an Acquired Fund a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of New Jersey Insured Common Stock and cash in lieu of any fractional shares of Common Stock.

     Shares of AMPS are held in "street name" by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.



If prior to the Reorganization you held:               After the Reorganization, you will hold:
----------------------------------------               ----------------------------------------

         New Jersey Insured Common Stock                        New Jersey Insured Common Stock


         New Jersey Insured Series A AMPS                       New Jersey Insured Series A AMPS


         New Jersey Insured Series B AMPS                       New Jersey Insured Series B AMPS


         New Jersey Insured II Common Stock                     New Jersey Insured Common Stock


         New Jersey Insured II Series A AMPS                    New Jersey Insured Series C AMPS


         New Jersey Insured II Series B AMPS                    New Jersey Insured Series C AMPS


         New Jersey Insured III Common Stock                    New Jersey Insured Common Stock


         New Jersey Insured III Series A AMPS                   New Jersey Insured Series D AMPS



     PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, COMMON STOCKHOLDERS OF THE ACQUIRED FUNDS WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR NEW JERSEY INSURED STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

     From and after the Exchange Date, certificates formerly representing shares of Common Stock or AMPS of an Acquired Fund will be deemed for all purposes to evidence ownership of the number of full shares of New Jersey Insured Common Stock, New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS distributable with respect to the shares of the Acquired Fund held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of Common Stock or AMPS of an Acquired Fund as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of Common Stock or AMPS of New Jersey Insured, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of an Acquired Fund, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

     From and after the Exchange Date, there will be no transfers on the stock transfer books of any Acquired Fund. If, after the Exchange Date, certificates representing shares of Common Stock or AMPS of an Acquired Fund are presented to New Jersey Insured, they will be canceled and exchanged for certificates representing Common Stock or AMPS of New Jersey Insured, as applicable, and cash in lieu of fractional shares of Common Stock, if any, distributable with respect to such Common Stock or AMPS in the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     GENERAL. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Each of the three Funds has elected and qualified for the special tax treatment afforded RICs under the Code, and New Jersey Insured intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by each Acquired Fund for New Jersey Insured stock, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of the Acquired Funds and New Jersey Insured will be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Acquired Funds as a result of the Reorganization or on the distribution of New Jersey Insured Common Stock and New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS to the respective stockholders of the Acquired Funds under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to New Jersey Insured as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Funds on the receipt of New Jersey Insured Common Stock and New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS in exchange for their corresponding shares of Common Stock or AMPS of an Acquired Fund (except to the extent that common stockholders receive cash representing an interest in fractional shares of New Jersey Insured in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Acquired Funds in the hands of New Jersey Insured will be the same as the tax basis of such assets in the hands of the Acquired Fund that transferred them immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the New Jersey Insured Common Stock, New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS received by the stockholders of the Acquired Funds in the Reorganization will be equal to the tax basis of the Common Stock or AMPS of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the New Jersey Insured Common Stock, New Jersey Insured Series C AMPS or New Jersey Insured Series D AMPS will be determined by including the period for which such stockholder held the Common Stock or AMPS of the Acquired Fund exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with
Section 1223 of the Code, New Jersey Insured's holding period with respect to the Acquired Funds transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of New Jersey Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the New Jersey Insured fractional shares; and (x) the taxable year of each of the Acquired Funds will end on the effective date of the Reorganization and pursuant to
Section 381(a) of the Code and regulations thereunder, New Jersey Insured will succeed to and take into account certain tax attributes of the Acquired Funds, such as earnings and profits, capital loss carryovers and method of accounting.

     As noted in the discussion under "Comparison of the Funds--Tax Rules Applicable to the Funds and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of New Jersey Insured Series C AMPS and New Jersey Insured Series D AMPS pursuant to the Reorganization in addition to the already existing New Jersey Insured Series A AMPS and New Jersey Insured Series B AMPS will not cause distributions on any series of New Jersey Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, New Jersey Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of New Jersey Insured Common Stock and AMPS would not be exempt from Federal income tax. Additionally, New Jersey Insured would be subject to the alternative minimum tax and might be subject to the New Jersey corporate business (franchise) tax.

     Under Section 381(a) of the Code, New Jersey Insured will succeed to and take into account certain tax attributes of the Acquired Funds, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to New Jersey Insured.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     REGULATED INVESTMENT COMPANY STATUS. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization New Jersey Insured intends to continue to so qualify.

CAPITALIZATION

     The following table sets forth as of July 31, 1999 (i) the capitalization of New Jersey Insured, (ii) the capitalization of New Jersey Insured II, (iii) the capitalization of New Jersey Insured III and (iv) the pro forma capitalization of the combined fund as adjusted to give effect to the Reorganization.

     PRO FORMA CAPITALIZATION OF NEW JERSEY INSURED, NEW JERSEY INSURED II,

  NEW JERSEY INSURED III AND THE COMBINED FUND AS OF JULY 31, 1999 (UNAUDITED)


                                                                                                        Combined
                                       New Jersey    New Jersey      New Jersey      Pro Forma          Fund as
                                        Insured      Insured II     Insured III      Adjustment         adjusted(a)
                                       ----------    ----------     -----------      ----------      --------------

Net Assets:.........................  $169,300,436   $142,714,787   $119,716,690    ($ 1,779,351)    $429,952,562
  Net Assets Attributable to
  Common Stock......................  $101,300,436   $82,714,787     $72,716,690    ($ 1,779,351)    $254,952,562
  Net Assets Attributable to
  AMPS..............................  $ 68,000,000   $60,000,000     $47,000,000          --         $175,000,000

Shares Outstanding:
  Common Stock......................     7,000,496     6,151,635       5,297,667    (     695,904)     17,755,889
  AMPS
    Series A........................         1,360         1,200           1,880                            1,360
    Series B........................         1,360         1,200                                            1,360
    Series C........................                                                        2,400           2,400
    Series D........................                                                        1,880           1,880

Net Asset Value Per Share:
  Common Stock......................  $      14.47   $     13.45     $     13.73           --        $      14.34



-------------
(a) The adjusted balances are presented as if the Reorganization had been consummated on July 31, 1999 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $396,000. No assurance can be given as to how many shares of New Jersey Insured Common Stock that stockholders of New Jersey Insured II or New Jersey Insured III will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of New Jersey Insured Common Stock that actually will be received on or after such date.
(b) Assumes the issuance of 10,753,393 shares of New Jersey Insured Common Stock and two newly-created series of AMPS consisting of 2,400 Series C shares and 1,880 Series D shares, respectively, in exchange for the net assets of each of New Jersey Insured II and New Jersey Insured III. The number of shares issued was based on the net asset value of each Fund, net of distributions, on July 31, 1999.

                         ITEM 2. ELECTION OF DIRECTORS

     At the Meetings, the Board of Directors for each of the Funds will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the stockholders of all of the Funds approve the Reorganization, then the Board of Directors of New Jersey Insured elected at the Meetings will serve as the Board of the combined fund, until its next Annual Meeting of Stockholders. If the stockholders of any Fund vote against the Reorganization, then the Board of Directors of each Fund elected at the Meetings will continue to serve until the next Annual Meeting of Stockholders of each Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of shares of AMPS of any Fund, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of AMPS of that Fund; and

          (2) All proxies of the holders of shares of Common Stock and AMPS of any Fund, voting together as a single class, will be voted in favor of the five persons designated as Directors to be elected by the holders of shares of Common Stock and AMPS of that Fund.

     The Boards of Directors of the Funds know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the appropriate Board of Directors may recommend.

         Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.



TO BE ELECTED BY STOCKHOLDERS OF NEW JERSEY INSURED AND EACH OF THE ACQUIRED FUNDS

                                                                              PRINCIPAL OCCUPATION DURING PAST
                   NAME AND ADDRESS                 AGE               FIVE YEARS AND PUBLIC DIRECTORSHIPS (1)
                   ----------------                 ---               ---------------------------------------

Terry K. Glenn (1)(3)*......................         59                Executive Vice President of FAM and Merrill
     P. O. Box 9011                                           Lynch Asset Management, L.P. ("MLAM") (which terms as
     Princeton, New Jersey  08543-9011                        used herein include their corporate predecessors)
                                                              since 1983; Executive Vice President and Director of
                                                              Princeton Services, Inc. ("Princeton Services") since
                                                              1993; President of Princeton Funds Distributor, Inc.
                                                              ("PFD") since 1986 and Director thereof since 1991;
                                                              President of Princeton Administrators, L.P.
                                                              ("Princeton Administrators") since 1988.

Ronald W. Forbes (1)(2)(3)..................         59                Professor of Finance, School of Business,
     1400 Washington Avenue                                   State University of New York at Albany, since 1989;
     Albany, New York  12222                                  Consultant, Urban Institute, Washington, D.C. since
                                                              1995.

Cynthia A. Montgomery (1)(2)(3).............         47                Professor, Harvard Business School since
     Harvard Business School                                  1989; Associate Professor, J.L. Kellogg Graduate
     Soldiers Field Road                                      School of Management, Northwestern University from
     Boston, Massachusetts  02163                             1985 to 1989; Assistant Professor, Graduate School of
                                                              Business Administration, The University of Michigan
                                                              from 1979 to 1985; Director, UNUM Corporation since
                                                              1990 and Director of Newell Co. since 1995.

Charles C. Reilly (1)(2)(3).................         68                Self-employed financial consultant since
     9 Hampton Harbor Road                                    1990; President and Chief Investment Officer of Verus
     Hampton Bays, New York  11946                            Capital, Inc. from 1979 to 1990; Senior Vice President
                                                              of Arnhold and S. Bleichroeder, Inc. from 1973 to
                                                              1990; Adjunct Professor, Columbia University Graduate
                                                              School of  Business from 1990 to 1991; Adjunct Professor,
                                                              Wharton School, The University of Pennsylvania from 1989 to
                                                              1990; Partner, Small Cities Cable Television from 1986 to
                                                              1997.

Kevin A. Ryan (1)(2)(3).....................         67                Founder and current Director of The Boston
     127 Commonwealth Avenue                                  University Center for the Advancement of Ethics and
     Chestnut Hill,                                           Character; Professor of Education at Boston University
     Massachusetts  02167                                     since 1982; formerly taught on the faculties of The
                                                              University of Chicago, Stanford University and Ohio
                                                              State University.

Richard R. West (1)(2)(3)...................         61                Professor of Finance since 1984, Dean from
     Box 604                                                  1984 to 1993, and currently Dean Emeritus of New York
     Genoa, Nevada  89411                                     University, Leonard N. Stern School of Business
                                                              Administration; Director of Bowne & Co., Inc.
                                                              (financial printers), Vornado Realty Trust, Inc. (real
                                                              estate holding company) and Alexander's Inc. (real
                                                              estate company).

Arthur Zeikel (1)(3) *......................         67                Chairman of FAM and MLAM from 1997 to 1999;
     300 Woodland Avenue                                      President of FAM and MLAM from 1977 to 1997; Chairman
     Westfield, New Jersey  07090                             of Princeton Services from 1997 to 1999 and Director
                                                              thereof from 1993 to 1999; President of Princeton
                                                              Services from 1993 to 1997; Executive Vice President
                                                              of ML & Co. from 1990 to 1999.


(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board Members" in Exhibit I.
(2)  Member of Audit Committee of the Board of Directors
(3) Please see Exhibit I for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Common Stock and AMPS, voting together as a single class.
* Interested person, as defined in the Investment Company Act, of each of the Funds.

COMMITTEE AND BOARD MEETINGS

     The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

     During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's
most recent fiscal year, except that [                ].

INTERESTED PERSONS

     Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

COMPENSATION OF DIRECTORS

     FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund's most recently completed fiscal year is set forth in Exhibit I.

OFFICERS OF THE FUNDS

     Information regarding the officers of each Fund is set forth in Exhibit I. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

                   ITEM 3. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year. Ernst & Young LLP ("E&Y") acts as independent auditors for New Jersey Insured and New Jersey Insured II and is expected to act as independent auditors for the combined fund. Deloitte & Touche LLP ("D&T") acts as independent auditors for New Jersey Insured III. The current fiscal year for New Jersey Insured is the fiscal year ending July 31, 2000; for New Jersey Insured II, the fiscal year ending May 31, 2000; and for New Jersey Insured III, the fiscal year ending September 30, 2000.

     No Fund knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. If the stockholders of each of the Funds approve the Reorganization, then the independent auditors selected at the Meeting for New Jersey Insured will serve as the independent auditors of the combined fund until its next Annual Meeting of Stockholders. If the stockholders of any of the Funds vote against the Reorganization, then the independent auditors of each Fund selected at the Meetings will continue to serve as independent auditors of that Fund until the next Annual Meeting of Stockholders of that Fund. Unless a contrary specification is made, the accompanying proxy of each Fund will be voted in favor of ratifying the selection of such Fund's auditors.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLAM, and for most other investment companies for which FAM or MLAM acts as investment adviser. Additionally, E&Y also acts as independent auditors for several other investment companies for which FAM or MLAM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of Directors of New Jersey Insured III considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund. The Board of Directors of each of New Jersey Insured and New Jersey Insured II considered the fact that E&Y have been retained as independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to each applicable Fund.

     Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                   INFORMATION CONCERNING THE ANNUAL MEETINGS

DATE, TIME AND PLACE OF MEETINGS

     The Meetings will be held on December 15, 1999 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.



SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" (i) the approval of the Agreement and Plan of Reorganization, (ii) the election of the nominees to the Board of Directors and (iii) the ratification of the selection of D&T or E&Y, as applicable, as independent accountants. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Common Stock or AMPS of any of the Funds at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of any Fund.

     As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:



         NOMINEE              FUND AND CLASS OF SHARES       NO. OF SHARES HELD*
-------------------------  -------------------------------  --------------------



-------------------
     * These holdings represent less than [ ]% of the shares of Common Stock outstanding.


     As of the Record Date, the Directors and officers of New Jersey Insured as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of New Jersey Insured Common Stock and [owned no] New Jersey Insured AMPS.

     As of the Record Date, the Directors and officers of New Jersey Insured II as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of New Jersey Insured II Common Stock and [owned no] New Jersey Insured II AMPS.

     As of the Record Date, the Directors and officers of New Jersey Insured III as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of New Jersey Insured III Common Stock and [owned no] New Jersey Insured III AMPS.

     On the Record Date, Mr. Glenn, a Director and an officer of each of the Funds, Mr. Zeikel, a Director of each of the Funds, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of Common Stock and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of the Fund's AMPS, voting separately as a class.

     Under Maryland law, stockholders of a registered investment company whose shares are traded publicly on a national securities exchange, such as each of the Acquired Funds, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the common stockholders of each of the Acquired Funds will be bound by the terms of the Reorganization, if approved at the Meetings. However, any common stockholder of an Acquired Fund may sell his or her shares of Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by an Acquired Fund will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of the Acquired Funds, neither holders of New Jersey Insured Common Stock nor holders of New Jersey Insured AMPS are entitled to appraisal rights under Maryland law.

     Under Maryland law, a holder of AMPS of any of the Acquired Funds desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with the applicable Acquired Fund a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization, and (iii) must make written demand on New Jersey Insured for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization (New Jersey Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of New Jersey Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

     For purposes of each Meeting, a quorum consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

     With respect to the election of Directors, assuming a quorum is present, holders of shares of a Fund's AMPS, voting separately as a class, are entitled to elect two Directors of the Fund and holders of shares of a Fund's Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors of that Fund. With respect to each Fund, assuming a quorum is present, (x) election of the two Directors of the Fund to be elected by the holders of shares of that Fund's AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of that Fund's AMPS, represented at the Meeting and entitled to vote, voting together as a single class; and (y) election of the remaining Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of that Fund's Common Stock and AMPS, represented at the Meetings and entitled to vote, voting together as a single class.

     Assuming a quorum is present, approval of the ratification of the selection of the independent auditors of each Fund, will require the affirmative vote of a majority of the votes cast by the holders of that Fund's Common Stock and AMPS represented at the Meetings and entitled to vote, voting together as a single class.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by New Jersey Insured, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. If the Reorganization is not approved, these expenses will be allocated among the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

     The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each of the Funds and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

     In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each of the Funds has retained [name, address] to aid in the solicitation of proxies, at a cost to be borne by each of the Funds of approximately $________, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of each Fund Item 2 and the ratification of the selection of independent auditors for each Fund Item 3 if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization Item 1. Shares of AMPS of a Fund held in "street name," however, may be voted without instructions under certain conditions by broker-dealer firms with respect to Item 1 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. With respect to each Fund, these conditions include, among others, that (i) at least 30% of that Fund's AMPS outstanding have voted on Item 1, (ii) less than 10% of that Fund's AMPS outstanding have voted against Item 1 and (iii) holders of that Fund's Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote that Fund's shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund's AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 (with respect to Common Stock and AMPS) and on Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which New Jersey Insured has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by FAM or other Fund service providers do not properly address this problem before January 1, 2000. FAM expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told FAM that they also expect to resolve the Year 2000 Problem, and FAM will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Funds invest, and this could hurt the Funds' investment returns.

                                   CUSTODIAN

     The Bank of New York acts as the custodian for cash and securities of New Jersey Insured. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286. State Street Bank and Trust Company acts as the custodian for cash and securities of New Jersey Insured II and New Jersey Insured III. The principal business address of State Street Bank and Trust Company in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of New Jersey Insured, pursuant to a registrar, transfer agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

     State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of New Jersey Insured II and New Jersey Insured III, pursuant to a separate registrar, transfer agency and service agreement with each of the Funds. The principal business address of State Street Bank and Trust Company in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

     The Bank of New York serves as the transfer agent, dividend disbursing agent, registrar and auction agent to New Jersey Insured, New Jersey Insured II and New Jersey Insured III, in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which any Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of New Jersey Insured as of July 31, 1999 and New Jersey Insured II as of May 31, 1999 as set forth in their reports which appear in this Proxy Statement and Prospectus. Our financial statements and financial highlights are included in reliance upon their reports, given on their authority as experts in accounting and auditing.

     E&Y will serve as the independent auditors for the combined fund after the reorganization. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830.

     The financial highlights New Jersey Insured III included in this Proxy Statement and Prospectus have been so included in reliance on the report of D&T, independent auditors for that Fund, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540.

                             STOCKHOLDER PROPOSALS

     If a stockholder of any of the Funds intends to present a proposal at the 2000 Annual Meeting of Stockholders of any of the Funds, all of which are anticipated to be held in December 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by
__________.

                                    By Order of the Boards of Directors

                                    WILLIAM E. ZITELLI
                                    Secretary of MuniHoldings New Jersey Insured
                                     Fund, Inc., MuniHoldings New Jersey
                                      Insured Fund II, Inc. and MuniHoldings
                                      New Jersey Insured Fund III, Inc.

                         INDEX TO FINANCIAL STATEMENTS



                                                                                      PAGE
                                                                                      ----
Audited Financial Statements for MuniHoldings New Jersey Insured Fund, Inc. for
  the Fiscal Year Ended July 31, 1999 -- TO BE ADDED BY AMENDMENt

Audited Financial Statements for MuniHoldings New Jersey Insured Fund II, Inc.
  for the Fiscal Year Ended May 31, 1999-- TO BE ADDED BY AMENDMENt

Unaudited Financial Statements for MuniHoldings New Jersey Insured Fund III,
  Inc. for the Six-Month Period Ended March 31, 1999 -- TO BE ADDED BY
  AMENDMENT

Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis, as           F-2
  of July 31, 1999......................................................




             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
         FOR MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., MUNIHOLDINGS
     NEW JERSEY INSURED FUND II, INC., AND MUNIHOLDINGS NEW JERSEY INSURED
                FUND III, INC. AS OF JULY 31,1999 (UNAUDITED)



                                                      NEW JERSEY              NEW JERSEY               NEW JERSEY
                                                       INSURED                INSURED II               INSURED III
                                                  -------------------    ----------------------    --------------------

ASSETS:
Investments, at value* (Note 1a)                        $168,126,988             $ 141,184,561           $ 118,592,933
Cash                                                               0                         0               1,797,589
Receivables:
   Securities sold                                         6,645,022                   200,412                       0
    Interest                                               2,071,399                 1,640,741               1,412,377
    Variation margin (Note 1b)                                76,656                   352,764                 296,370
Prepaid expenses and other assets                             24,620                    13,878                  19,000
                                                  -------------------    ----------------------    --------------------
Total assets                                             176,944,685               143,392,356             122,118,269
                                                  -------------------    ----------------------    --------------------

LIABILITIES:
Payables:
   Securities purchased                                    7,182,302                         0               2,003,973
   Custodian bank (Note 1g)                                   67,970                   229,900                 146,604
   Offering costs (Note 1e)                                   60,000                   101,129                 196,487
   Dividends to shareholders (Note 1f)                       173,330                   166,125                       0
   Investment adviser (Note 2)                                75,189                    46,575                  10,224
Accrued expenses and other liabilities                        85,458                   133,840                  44,291
                                                  -------------------    ----------------------    --------------------
Total liabilities                                          7,644,249                   677,569               2,401,579
                                                  -------------------    ----------------------    --------------------

NET ASSETS:
Net Assets                                              $169,300,436             $ 142,714,787           $ 119,716,690
                                                  ===================    ======================    ====================






(Table continued...)
                                                                                  PRO FORMA
                                                                                     FOR
                                                         ADJUSTMENTS             COMBINED FUND
                                                     -----------------     -------------------
ASSETS:
Investments, at value* (Note 1a)                                                   $427,904,482
Cash                                                                                  1,797,589
Receivables:
   Securities sold                                                                    6,845,434
    Interest                                                                          5,124,517
    Variation margin (Note 1b)                                                          725,790
Prepaid expenses and other assets                                                        57,498
                                                     -----------------     -------------------
Total assets                                                       0               442,455,310
                                                     -----------------     -------------------

LIABILITIES:
Payables:
   Securities purchased                                                               9,186,275
   Custodian bank (Note 1g)                                                             444,474
   Offering costs (Note 1e)                                                             357,616
   Dividends to shareholders (Note 1f)                     1,559,377(1)               1,898,832
   Investment adviser (Note 2)                                                          131,988
Accrued expenses and other liabilities                       219,974(2)          (      483,563
                                                       -----------------     -------------------
Total liabilities                                             1,779,351              12,502,748
                                                       -----------------     -------------------
NET ASSETS:
Net Assets                                                 $ (1,779,351)            $429,952,562
                                                       =================     ===================




CAPITAL
Capital Stock (200,000,000 shares authorized)

    Preferred Stock, par value $.10 per share of
AMPS** issued and outstanding+ at $25,000 per
share liquidation preference                           $ 68,000,000             $  60,000,000            $ 47,000,000

    Common Stock par value $.10 per share issued
and outstanding++                                           700,050                   615,164                 529,767

Paid-in capital in excess of par                        103,388,100                90,851,406              78,216,291

Undistributed (accumulated) investment income
(loss) - net                                                683,924                   455,375                 420,078

Undistributed (accumulated) realized

   capital gains (losses) on

   investments-net                                                0               (2,874,919)             (1,749,826)

Accumulated distributions in excess of realized
capital gains on investments-net (Note 1f)                 (226,339)                         0                       0

Unrealized depreciation on investments-net               (3,245,299)               (6,332,239)             (4,699,620)
                                                  -------------------    ----------------------    --------------------

Total Capital+++                                        $169,300,436             $ 142,714,787           $ 119,716,690
                                                  ===================    ======================    ====================

-----------------------------------
     * IDENTIFIED COST                                  $171,486,819              $147,584,925            $123,351,303
                                                  ===================    ======================    ====================
    + SHARES ISSUED AND OUTSTANDING                            2,720                     2,400                   1,880
                                                  ===================    ======================    ====================
  ++ SHARES ISSUED AND OUTSTANDING                         7,000,496                 6,151,635               5,297,667
                                                  ===================    ======================    ====================
+++ NET ASSET VALUE PER SHARE OF
    COMMON STOCK                                              $14.47                    $13.45                  $13.73
                                                  ===================    ======================    ====================




(Table continued...)




CAPITAL
Capital Stock (200,000,000 shares authorized)

    Preferred Stock, par value $.10 per share of
AMPS** issued and outstanding+ at $25,000 per
share liquidation preference                                                             $175,000,000

    Common Stock par value $.10 per share issued
and outstanding++                                                    (69,592)               1,775,389

Paid-in capital in excess of par                                    (150,382)             272,305,415

Undistributed (accumulated) investment income
(loss) - net                                                      (1,559,377)                       0

Undistributed (accumulated) realized

   capital gains (losses) on

   investments-net                                                                        (4,624,745)

Accumulated distributions in excess of realized
capital gains on investments-net (Note 1f)                                                   (226,339)

Unrealized depreciation on investments-net                                                (14,277,158)
                                                              -----------------     -------------------

Total Capital+++                                                 $ (1,779,351)            $429,952,562
                                                              =================     ===================

-----------------------------------
     * IDENTIFIED COST                                                       -            $442,423,047
                                                              =================     ===================
    + SHARES ISSUED AND OUTSTANDING                                          -                   7,000
                                                              =================     ===================
  ++ SHARES ISSUED AND OUTSTANDING                                   (695,909)              17,753,889
                                                              =================     ===================
+++ NET ASSET VALUE PER SHARE OF
    COMMON STOCK                                                             -                  $14.34
                                                              =================     ===================


**AUCTION MARKET PREFERRED STOCK.

(1) Assumes the distribution of undistributed investment income.
(2) Reflects the charge for estimated Reorganization expenses of $691,000 and anticipated savings of the Reorganization.

See Notes to Financial Statements.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
    FOR MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC., AND MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC.
                                  (UNAUDITED)



                                                                          NEW JERSEY              NEW JERSEY
                                              NEW JERSEY INSURED          INSURED I               INSURED III
                                                FOR THE PERIOD          FOR THE PERIOD          FOR THE PERIOD
                                                AUGUST 1, 1998       SEPTEMBER 25, 1998+       JANUARY 29, 1999+
                                               TO JULY 31, 1999        TO JULY 31,1999         TO JULY 31, 1999   ADJUSTMENTS
                                              -------------------   ---------------------- --------------------   -------------
INVESTMENT INCOME (NOTE 1D):
Interest and amortization of premium and
discount earned                                    $9,187,631             $6,169,909         $2,924,830                  0
                                              -------------------   ---------------------- --------------------
EXPENSES:
Investment advisory fees (Note 2)                     882,358                655,724            295,620
Commission fees                                       174,189                117,583             53,125
Professional fees                                      82,666                 45,577             21,295            (66,338)(2)

Accounting services (Note 2)                           52,712                 41,465             17,520            (45,797)(2)
Transfer agent fees                                    31,777                 33,721             13,547

Directors' fees and expenses                           19,489                 21,541             13,702            (35,243)(2)
Printing and shareholder reports                       23,544                 13,846              8,349            (12,539)(2)

Listing fees                                           17,123                 13,743              7,743            (16,109)(2)
Custodian fees                                         13,805                  8,893              4,046
Pricing fees                                            8,664                  3,354              3,330
Amortization of organization expenses (Note 1e)         4,066                  2,454                  0
Organization expense                                        0                  1,889                  0

Other                                                   8,663                  7,226              3,795            691,000(1)
Total expenses before reimbursement                 1,319,056                967,016            442,072            514,974
Reimbursement of expenses (Note 2)                     (6,548)              (409,241)          (283,714)                 0
                                                 ----------------   ---------------------- ----------------     ------------
Total expenses after reimbursement                  1,312,508                557,775            158,358            514,974
                                                 ----------------   ---------------------- ----------------     ------------
Investment income - net                             7,875,123              5,612,134          2,766,472           (514,974)
                                                 ----------------   ---------------------- ----------------     ------------
REALIZED & UNREALIZED GAINS(LOSS) ON
 INVESTMENTS - NET (NOTES 1B & 1D)
Realized gain (loss) on investments-net               325,337             (2,874,919)        (1,749,825)                 0
Change in unrealized
appreciation/depreciation on investments -
net                                                (4,373,964)            (6,332,239)        (4,699,621)                 0
                                                 ================   ====================== ================     ============
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          3,826,496             (3,595,024)        (3,682,974)          (514,974)
                                                 ================   ====================== ================     ============    ==





(Table continued...)




                                                          PRO FORMA
                                                             FOR
                                                        COMBINED FUND
                                                        ---------------
INVESTMENT INCOME (NOTE 1D):
Interest and amortization of premium and
discount earned                                          $18,282,370
                                                         --------------
EXPENSES:
Investment advisory fees (Note 2)                          1,833,702
Commission fees                                              344,897
Professional fees                                            (83,200

Accounting services (Note 2)                                 (65,900
Transfer agent fees                                           79,045

Directors' fees and expenses                                 (19,489
Printing and shareholder reports                             (33,200

Listing fees                                                 (22,500
Custodian fees                                                26,744
Pricing fees                                                  15,348
Amortization of organization expenses (Note 1e)                6,520
Organization expense                                           1,889

Other                                                        710,684
Total expenses before reimbursement                        3,243,118
Reimbursement of expenses (Note 2)                          (699,503)
                                                        --------------
Total expenses after reimbursement                         2,543,615
                                                        --------------
Investment income - net                                   15,738,755
                                                        --------------
REALIZED & UNREALIZED GAINS(LOSS) ON
 INVESTMENTS - NET (NOTES 1B & 1D)
Realized gain (loss) on investments-net                   (4,299,407)
Change in unrealized
appreciation/depreciation on investments -
net                                                      (15,405,824)
                                                        ==============
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                (3,966,476)
                                                        ==============


------------------------------
  +  Commencement of operations.
 ++  Annualized for New Jersey Insured Fund II and New Jersey Insured Fund III.
(1)  Reflects the charge for estimated Reorganization expenses of $691,000.
(2)  Reflects the anticipated savings of the Reorganization.

     MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC. AND MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     (Unaudited)



     1. SIGNIFICANT ACCOUNTING POLICIES:

     MuniHoldings New Jersey Insured Fund, Inc. (the "Fund", which term as used herein shall refer to MuniHoldings New Jersey Insured Fund, Inc. after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's pro forma financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These pro forma unaudited financial statements reflect all adjustments which are, in the opinion of management necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MWJ. The following is a summary of significant accounting policies followed by the Fund.

     (a) VALUATION OF INVESTMENTS - Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

     (b) DERIVATIVE FINANCIAL INSTRUMENTS - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o FINANCIAL FUTURES CONTRACTS - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o OPTIONS - The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

     When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     (c) INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     (d) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security, transactions are determined on the identified cost basis.

     (e) DEFERRED ORGANIZATION AND OFFERING EXPENSES - Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred shares were charged to capital at the time of issuance of the shares.

     (f) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income are declared and paid monthly. DistributIon of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains on investments are due primarily to differing tax treatments for post-October losses.

     (g) CUSTODIAN BANK- The MuniHoldings New Jersey Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund, Inc. II, RECORDED an amount payable to the Custodian bank reflecting an overnight overdraft, which resulted from timing differences of security transaction settlements.

     2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

     For Muniholdings New Jersey Insured Fund, Inc., FAM earned fees of $882,358 for the period August 1, 1998 to July 31, 1999, of which $6,548 was voluntarily waived. For MuniHoldings New Jersey Insured Fund, Inc., II, FAM earned fees of $655,724 for the period September 25, 1998 to July 31, 1999, of which $327,632 was voluntarily waived. In addition FAM also reimbursed the Fund $81,609 in additional expenses. For MuniHoldings New Jersey Insured Fund, Inc., III, FAM earned fees of $295,620 for the period January 29, 1999 to July 31, 1999, of which $283,714 was voluntarily waived.

     Accounting Services are provided to the Fund by FAM at cost.

     Certain Officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
           MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. IN THOUSANDS)
       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., II AND MUNIHOLDINGS
         NEW JERSEY INSURED FUND, INC., III JULY 31, 1999 (UNAUDITED)


                                                                                                            MUNIHOLDINGS
S&P          MOODY'S        FACE                                                                             NEW JERSEY
RATINGS      RATINGS       AMOUNT                                   ISSUE                                  INSURED FUND++

-----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 94.8%
                                     Atlantic City, New Jersey, Municipal Utilities Revenue Bonds(a):
AAA          Aaa               1,605     5% due 6/01/2022                                                               --
AAA          Aaa               2,695     5% due 6/01/2029                                                               --
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,000 Bayonne, New Jersey, Municipal Utilities Authority, Water System
                                     Revenue Bonds,  5% due 1/01/2028(e)
-----------------------------------------------------------------------------------------------------------------------------
                                     Bernards Township, New Jersey, School District GO:
AA           A1                3,205     5.30% due 1/01/2022                                                        $3,185
AA           A1                3,370     5.30% due 1/01/2023                                                         3,347
-----------------------------------------------------------------------------------------------------------------------------
                                     Black Horse Pike, New Jersey, Regional School District, GO(b):
AAA          Aaa               2,370     4.75% due 12/01/2014                                                         --
AAA          Aaa               1,175     4.75% due 12/01/2017                                                         --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,350 Brick Township, New Jersey, Municipal Utilities Authority, Revenue
                                     Refunding Bonds,  5% due 12/01/2016(b)                                          3,251
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,000 Camden County, New Jersey, Improvement Authority Revenue Refunding
                                     Bonds (Health System-Catholic Heath East), Series B,  5.25% due
                                     11/15/2011(a)                                                                    --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,040 Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                     Revenue Bonds, Series A,  5.25% due 10/01/2017(d)                                --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,000 Delaware River and Bay Authority Revenue Bonds,  5.25% due
                                     1/01/2026(b)                                                                    6,843
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,900 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Bonds (Port District Project), Series B,  5% due 1/01/2026(e)                    --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,845 East Orange, New Jersey, Board of Education COP,  0% due
                                     8/01/2025(d)                                                                      675
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Essex County, New Jersey, Improvement Authority Lease Revenue
                                     Refunding Bonds (County Jail and Youth House Project),  5.35% due
                                     12/01/2024(a)                                                                   4,972
-----------------------------------------------------------------------------------------------------------------------------
NR           Aaa               2,000 Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                     Refunding Bonds, Series A,  5% due 4/01/2022(d)                                 1,911
-----------------------------------------------------------------------------------------------------------------------------
                                     Freehold Township, New Jersey, Board of Education, GO:
AAA          NR*               1,455     5.40% due 7/15/2024(d)                                                      1,460
AAA          NR*               1,540     5.40% due 7/15/2025(d)                                                      1,545
-----------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,195 Hudson County, New Jersey, Improvement Authority, Facility Lease
                                     Revenue Refunding Bonds (Hudson County Lease Project),  5.25% due
                                     10/01/2012(b)                                                                     --
-----------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,550 Hudson County, New Jersey, Improvement Authority, Lease Revenue
                                     Refunding Bonds (Hudson County Lease Project),  5.40% due
                                     10/01/2025(b)                                                                   2,554
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,460 Jersey City, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Refunding Bonds,  5.25% due 12/01/2012(d)                                 --
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,825 Lacey Municipal Utilities Authority, New Jersey Water Revenue
                                     Refunding Bonds,  5.20% due 12/01/2024(e)                                         --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Lenape, New Jersey, Regional High School District, GO,  5% due
                                     4/01/2020(b)                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
                                     Metuchen, New Jersey, School District GO:
AAA          NR*               1,185     5.20% due 9/15/2023                                                         1,164
AAA          NR*               1,245     5.20% due 9/15/2024                                                         1,221
AAA          NR*               1,315     5.20% due 9/15/2025                                                         1,289
AAA          NR*               1,385     5.20% due 9/15/2026                                                         1,354
AAA          NR*               1,460     5.20% due 9/15/2027                                                         1,427
-----------------------------------------------------------------------------------------------------------------------------
                                     Middlesex County, New Jersey, COP:
AAA          Aaa               4,855     5.25% due 6/15/2023(e)                                                      4,796
AAA          Aaa               8,575     5.30% due 6/15/2029(e)                                                      8,486
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,250 Middlesex County, New Jersey, COP, Refunding,  5% due 2/15/2019(e)                --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,060 Middlesex County, New Jersey, Improvement Authority, Utility System
                                     Revenue Refunding Bonds (Perth Amboy Franchise Project), Series A,
                                     5% due 9/01/2029(a)                                                               --
-----------------------------------------------------------------------------------------------------------------------------
                                     Montgomery Township, New Jersey, Board of Education, COP(e):
NR*          Aaa               2,000     4.75% due 9/01/2018                                                            --
NR*          Aaa               1,100     4.875% due 9/01/2023                                                           --
-----------------------------------------------------------------------------------------------------------------------------
                                     Moorestown Township, New Jersey, School District, GO (b):
AAA          Aaa               1,180     4.90% due 1/01/2021                                                            --
AAA          Aaa               1,315     4.95% due 1/01/2023                                                            --
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               5,000 Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Bonds,  4.75% due 12/01/2028(e)                                            --
-----------------------------------------------------------------------------------------------------------------------------
                                     New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                     Refunding Bonds (Rutgers University)(b)
AAA          Aaa               1,405    5% due 7/01/2013                                                                --
AAA          Aaa               5,015    4.625% due 7/01/2024                                                            --
-----------------------------------------------------------------------------------------------------------------------------
BBB-         NR*              10,000 New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                     Village), Series A,  5.50% due 1/01/2025                                        3,731
-----------------------------------------------------------------------------------------------------------------------------
A1+          VMIG1+            1,100 New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                     Corporation Project), VRDN, AMT, Series A,  3.30% due 6/01/2026(a)(g)             700
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,975 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                     Corporation Projects), AMT, Series A,  5.70% due 6/01/2032(e)                   5,094
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,400 New Jersey EDA Revenue Refunding Bonds (Educational Testing
                                     Service), Series A,  4.75% due 5/15/2025(e)                                        --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa              13,000 New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                     Company Inc.), AMT, Series A,  5.25% due 7/01/2038(b)                              --
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue
Bonds, RITR, AMT (F):
AAA          Aaa               8,960     Series 34,  7.52% due 5/01/2032(b)                                          8,700
AAA          Aaa               9,900     Series 35,  7.47% due 2/01/2038(e)                                          7,023
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue Refunding Bonds (United
                                     Water New Jersey Inc. Project) (a):
AAA          Aaa+              2,000     AMT,  5% due 11/01/2028                                                        --
A-1+         VMIG1+              200     VRDN, Series A,  2.95% due 11/01/2026(g)                                       --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                     (Catholic Health East), Series E,  4.75% due 11/15/2029(a)                         --
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey Health Care Facilities Financing Authority Revenue
                                     Refunding Bonds:
AAA          Aaa               3,270     (AHS Hospital Corporation), Series A,  5.375% due 7/01/2019(a)              3,260
AAA          Aaa               6,750     (Atlantic Health Systems Hospital Corporation ), Series A,  5%
                                          due 7/01/2027(a)                                                              --
AAA          Aaa               2,750     (Barnert Hospital), 5% due 8/01/2025(c)(e)                                     --
AAA          Aaa               2,750     (Cathedral Health Services),  5.25% due 8/01/2021(c)(e)                     2,680
AAA          Aaa               5,500     (Centrastate Medical Center Obligation Group),  4.50% due
                                          7/01/2028(a)                                                                  --
BBB          NR*               3,075     (Chrisitian Heatlh Care Center), Series A,  5.50% due 7/01/2018             2,909
AAA          Aaa               2,125     (Hackensack University Medical Center), Series A,  5% due
                                          1/01/2028 (e)                                                                 --
AAA          Aaa               6,750     (JFK Medicial Center-Hartwyck),  5% due 7/01/2025(e)                           --
AAA          Aaa               3,000     (Medical Center at Princeton Obligation Group),  5% due
                                          7/01/2023(a)                                                                  --
AAA          Aaa               7,140     (Meridan Health System Obligation Group),  5.375% due
                                          7/01/2024(d)                                                                  --
AAA          Aaa               2,000     (Meridan Health System Obligation Group),  5.25% due
                                          7/01/2029(d)                                                               1,930
NR*          Aaa                 605     (Saint Barnabas Medicial Center), Series A,  5% due
                                          7/01/2023(e)                                                                  --
BBB          Baa2              6,130     (Saint Elizabeth Hospital Obligation Group),  6% due 7/01/2027              6,139
AAA          Aaa               1,570     (Shorline Behavioral Health Center),  5.50% due 7/01/2017(e)                1,579
AAA          Aaa               3,270     (Shorline Behavioral Health Center),  5.50% due 7/01/2027(e)                3,275
AAA          Aaa               4,605     (Virtua Health Inc. Issue),  5.25% due 7/01/2014(d)                         2,323
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,640 New Jersey Sports and Exposition Authority, Convention Center,
                                     Luxury Tax Revenue Refunding Bonds,  5% due 9/01/2017(e)                        6,432
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue Bonds
AA+          Aaa               2,825     (Institute for Advanced Study), Series G,  5% due 7/01/2028
AAA          Aaa               5,200     (The College of New Jersey), Series A,  5.125% due
                                          7/01/2006(e)(h)                                                            5,417
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities
                                     Authority Revenue Bonds
                                     (University of Medical Dentistry of New
                                     Jersey), Series C (a):
AAA          Aaa               1,000      5.20% due 12/01/2019                                                          --
AAA          Aaa               2,700      5.125% due 12/01/2029                                                         --
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue
                                     Refunding Bonds:
BBB          Baa2              2,030     (Monmouth University), Series C,  5.75% due 7/01/2017                       2,034
BBB          Baa2              2,000     (Monmouth University), Series C,  5.80% due 7/01/2022                       2,000
AAA          Aaa               2,730     (Ramapo College), Series G,  4.625% due 7/01/2028(a)                           --
AAA          Aaa               2,850     (University of Medicine & Dentistry), Series B,  5.25% due
                                     12/01/2021(a)                                                                   2,817
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Higher Education Assistance Authority, Student Loan
                                     Revenue Bonds, AMT, Series A (e)
AAA          NR*               1,185     5.05% due 6/01/2012                                                            --
AAA          NR                1,000     5.10% due 6/01/2013                                                            --
AAA          NR*               1,535     5.125% due 6/01/2014                                                           --
AAA          NR               11,230     5.25% due 6/01/2018                                                         2,658
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                     Home Buyer(e):
AAA          Aaa               6,195     AMT, Series K,  6.375% due 10/01/2026                                       4,433
AAA          Aaa               2,000     AMT, Series M,  6.95% due 10/01/2022                                           --
AAA          Aaa               2,000     AMT, Series M,  7% due 10/01/2026                                              --
AAA          Aaa               2,000     AMT, Series U,  5.60% due 10/01/2012                                        2,032
AAA          Aaa               2,820     AMT, Series U,  5.65% due 10/01/2013                                        2,899
AAA          Aaa               7,800     AMT, Series U,  5.85% due 4/01/2029                                         5,138
AAA          Aaa               3,000     Series L,  6.65% due 10/01/2014
-----------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue
                                     Refunding Bonds, Home Buyer(e):
AAA          Aaa               2,440     AMT, Series S,  5.95% due 10/01/2017                                           --
AAA          Aaa               6,680     AMT, Series X,  5.25% due 10/01/2018                                           --
AAA          Aaa               2,500     AMT, Series X,  5.35% due 4/01/2029                                            --
AAA          Aaa               3,000     Series V,  5.25% due 4/01/2026                                                 --
-----------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,500 New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                     Revenue Bonds, RITR, AMT, Series 110,  6.765% due 11/01/2030(d)(f)                 --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,500 New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                                     Transportation System, Series A    4.50% due 6/15/2019(d):                         --
-----------------------------------------------------------------------------------------------------------------------------
AAA          NR*               1,200 North Hudson, New Jersey, Sewer Authority Revenue Bonds,  5.125%
                                     due 8/01/2022(b)                                                                1,163
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,045 Perth Amboy, New Jersey, Refunding (Board of Education), GO,  5.25%
                                     due 8/01/2019(e)                                                                2,030
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey Municipal Utilities Authority, Solid Waste
                                     Revenue Bonds, Series A,  4.75% due 12/15/2023(d)                                  --
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue
                                     Bonds, Series A,  4.75% due 12/15/2023(d)                                          --
-----------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,280 Port Authority of New York and New Jersey, Revenue Bonds, RIB, Series
                                     50,  7.269% due 1/15/2032(e)(f)                                                    --
-----------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG1+            3,900 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                                  --
-----------------------------------------------------------------------------------------------------------------------------
                                     Rancocas Valley, New Jersey, Regional High School District, GO(b):
AAA          Aaa               1,000     5.30% due 2/01/2022                                                            --
AAA          Aaa               1,105     5.30% due 2/01/2024                                                            --
AAA          Aaa               1,220     5.30% due 2/01/2026                                                            --
AAA          Aaa               1,345     5.30% due 2/01/2028                                                            --
-----------------------------------------------------------------------------------------------------------------------------
                                     Rutgers State University, New Jersey, Revenue Bonds, Series A:
AA           A1                3,500     5.20% due 5/01/2027                                                         3,395
AAA          Aaa               8,500     4.75% due 5/01/2029(a)                                                         --
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Salem County New Jersey Industrial Pollution Control Financing
                                     Authority Revenue Refunding Pollution Control Public Service
                                     Electric & Gas Series C,  5.55% due 11/01/2033(e)                                  --
-----------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Bonds(a):
AAA          Aaa               4,000     5% due 11/01/2017                                                              --
AAA          Aaa               7,935     5.125% due 11/01/2022                                                          --
-----------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Refunding Bonds(a):
AAA          Aaa               1,765     5% due 11/01/2019                                                           1,700
AAA          Aaa               6,325     5% due 11/01/2029                                                           5,985
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,260 Sparta Township, New Jersey, School District, GO, Refunding,  5%
                                     due 9/01/2020(e)                                                                4,099
-----------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, AMT(a):
AAA          Aaa               5,500     County Deficiency, AMT, Series A-2,  5% due 6/15/2028                          --
AAA          Aaa               3,000     Senior Lease  (Ogden Martin), AMT, Series A,  5% due 6/01/2014                 --
AAA          Aaa               3,100     Sub-Lease (Ogden Martin), Series A,  5.35% due 6/01/2023                       --
-----------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, County Deficiency:
AAA          Aaa               4,500     AMT, Series A-2,  5% due 6/15/2028(a)                                          --
AA+          Aaa               3,250     Series C-1,  5% due 6/15/2028                                                  --
-----------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               6,880 Union County, New Jersey, Utilities Authority, RITR, Series 38,
                                     7.32% due 6/01/2020(f)                                                             --
-----------------------------------------------------------------------------------------------------------------------------
                                     Wall Township, New Jersey, School District, GO(d):
AAA          Aaa               2,250     4.50% due 7/15/2018                                                            --
AAA          Aaa               2,640     4.75% due 7/15/2022                                                            --
AAA          Aaa               1,685     4.75% due 7/15/2023                                                            --
-----------------------------------------------------------------------------------------------------------------------------
                                     Winslow Township, New Jersey, School District, GO(b):
AAA          NR*               1,430     5.20% due 8/01/2018                                                         1,418
AAA          NR*               1,500     5.20% due 8/01/2019                                                         1,483
NEW YORK - 1.3%
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT, Series
                                     6,,  5.75% due 12/01/2025(e)                                                    5,089
-----------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG-1+             400 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                                 400
PENNSYLVANIA - 0.7%
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,795 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Refunding Bonds, Series B    5.25% due 1/01/2009(a):                               --

PUERTO RICO - 2.8%
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Commonwealth, Infrastrure Financing Authority, Special
                                     Revenue Bonds, Series A,  5% due 7/01/2028(a)                                   5,651
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series                  --
                                     DD,  5% due 7/01/2028(e)
-----------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,095 Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                     Facilities), Series B, 5% due 7/01/2027 (a)                                     1,031
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  (COST - $442,453)  - 99.1%                                                                      168,127
VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS+++ - 0.2%                                                               77
OTHER ASSETS LESS LIABILITIES - 0.2%                                                                                 1,096
                                                                                                           ----------------
NET ASSETS - 100.0%                                                                                               $169,300
                                                                                                           ================


(Table continued...)



                                                                                                            MUNIHOLDINGS
                                                                                                               NEW JERSEY
S&P          MOODY'S          FACE                                                                           INSURED FUND
RATINGS      RATINGS         AMOUNT                                ISSUE                                         II++
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 94.8%
                                     Atlantic City, New Jersey, Municipal Utilities Revenue Bonds(a):
AAA          Aaa               1,605     5% due 6/01/2022                                                         $1,533
AAA          Aaa               2,695     5% due 6/01/2029                                                          2,551
--------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,000 Bayonne, New Jersey, Municipal Utilities Authority, Water System
                                     Revenue Bonds,  5% due 1/01/2028(e)                                           1,896
--------------------------------------------------------------------------------------------------------------------------
                                     Bernards Township, New Jersey, School District GO:
AA           A1                3,205     5.30% due 1/01/2022                                                          --
AA           A1                3,370     5.30% due 1/01/2023                                                          --
--------------------------------------------------------------------------------------------------------------------------
                                     Black Horse Pike, New Jersey, Regional School District, GO(b):
AAA          Aaa               2,370     4.75% due 12/01/2014                                                      2,261
AAA          Aaa               1,175     4.75% due 12/01/2017                                                      1,097
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,350 Brick Township, New Jersey, Municipal Utilities Authority, Revenue
                                     Refunding Bonds,  5% due 12/01/2016(b)                                          --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,000 Camden County, New Jersey, Improvement Authority Revenue Refunding
                                     Bonds (Health System-Catholic Heath East), Series B,  5.25% due
                                     11/15/2011(a)                                                                 1,008
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,040 Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                     Revenue Bonds, Series A,  5.25% due 10/01/2017(d)                             7,007
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,000 Delaware River and Bay Authority Revenue Bonds,  5.25% due
                                     1/01/2026(b)                                                                     --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,900 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Bonds (Port District Project), Series B,  5% due 1/01/2026(e)                 8,449
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,845 East Orange, New Jersey, Board of Education COP,  0% due
                                     8/01/2025(d)                                                                    --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Essex County, New Jersey, Improvement Authority Lease Revenue
                                     Refunding Bonds (County Jail and Youth House Project),  5.35% due
                                     12/01/2024(a)                                                                   --
--------------------------------------------------------------------------------------------------------------------------
NR           Aaa               2,000 Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                     Refunding Bonds, Series A,  5% due 4/01/2022(d)                                 --
--------------------------------------------------------------------------------------------------------------------------
                                     Freehold Township, New Jersey, Board of Education, GO:
AAA          NR*               1,455     5.40% due 7/15/2024(d)                                                      --
AAA          NR*               1,540     5.40% due 7/15/2025(d)                                                      --
--------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,195 Hudson County, New Jersey, Improvement Authority, Facility Lease
                                     Revenue Refunding Bonds (Hudson County Lease Project),  5.25% due
                                     10/01/2012(b)                                                                 3,233
--------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,550 Hudson County, New Jersey, Improvement Authority, Lease Revenue
                                     Refunding Bonds (Hudson County Lease Project),  5.40% due
                                     10/01/2025(b)                                                                   --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,460 Jersey City, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Refunding Bonds,  5.25% due 12/01/2012(d)                             1,488
--------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,825 Lacey Municipal Utilities Authority, New Jersey Water Revenue
                                     Refunding Bonds,  5.20% due 12/01/2024(e)                                       --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Lenape, New Jersey, Regional High School District, GO,  5% due
                                     4/01/2020(b)                                                                    --
--------------------------------------------------------------------------------------------------------------------------
                                     Metuchen, New Jersey, School District GO:
AAA          NR*               1,185     5.20% due 9/15/2023
AAA          NR*               1,245     5.20% due 9/15/2024
AAA          NR*               1,315     5.20% due 9/15/2025
AAA          NR*               1,385     5.20% due 9/15/2026
AAA          NR*               1,460     5.20% due 9/15/2027                                                         --
                                                                                                                     --
                                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------
                                     Middlesex County, New Jersey, COP:
AAA          Aaa               4,855     5.25% due 6/15/2023(e)
AAA          Aaa               8,575     5.30% due 6/15/2029(e)
-------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,250 Middlesex County, New Jersey, COP, Refunding,  5% due 2/15/2019(e)            4,081
-------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,060 Middlesex County, New Jersey, Improvement Authority, Utility System
                                     Revenue Refunding Bonds (Perth Amboy Franchise Project), Series A,
                                     5% due 9/01/2029(a)                                                           2,423
-------------------------------------------------------------------------------------------------------------------------
                                     Montgomery Township, New Jersey, Board of Education, COP(e):
NR*          Aaa               2,000     4.75% due 9/01/2018                                                       1,858
NR*          Aaa               1,100     4.875% due 9/01/2023                                                      1,020
-------------------------------------------------------------------------------------------------------------------------
                                     Moorestown Township, New Jersey, School District, GO (b):
AAA          Aaa               1,180     4.90% due 1/01/2021                                                       1,109
AAA          Aaa               1,315     4.95% due 1/01/2023                                                       1,243
--------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               5,000 Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Bonds,  4.75% due 12/01/2028(e)                                          --
--------------------------------------------------------------------------------------------------------------------------
                                     New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                     Refunding Bonds (Rutgers University)(b)
AAA          Aaa               1,405    5% due 7/01/2013                                                           1,388
AAA          Aaa               5,015    4.625% due 7/01/2024                                                          --
--------------------------------------------------------------------------------------------------------------------------
BBB-         NR*              10,000 New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                     Village), Series A,  5.50% due 1/01/2025                                      5,596
--------------------------------------------------------------------------------------------------------------------------
A1+          VMIG1+            1,100 New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                     Corporation Project), VRDN, AMT, Series A,  3.30% due 6/01/2026(a)(g)           200
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,975 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                     Corporation Projects), AMT, Series A,  5.70% due 6/01/2032(e)                    --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,400 New Jersey EDA Revenue Refunding Bonds (Educational Testing
                                     Service), Series A,  4.75% due 5/15/2025(e)                                      --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa              13,000 New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                     Company Inc.), AMT, Series A,  5.25% due 7/01/2038(b)                         6,709
--------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue
Bonds, RITR, AMT (F):
AAA          Aaa               8,960     Series 34,  7.52% due 5/01/2032(b)                                           --
AAA          Aaa               9,900     Series 35,  7.47% due 2/01/2038(e)                                        2,373
--------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United
                                    Water New Jersey Inc. Project) (a):
AA          Aaa+              2,000     AMT,  5% due 11/01/2028                                                       --
A-1+        VMIG1+              200     VRDN, Series A,  2.95% due 11/01/2026(g)                                     200
--------------------------------------------------------------------------------------------------------------------------
AA          Aaa               5,000 New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                    (Catholic Health East), Series E,  4.75% due 11/15/2029(a)                        --
--------------------------------------------------------------------------------------------------------------------------
                                    New Jersey Health Care Facilities Financing Authority Revenue
                                    Refunding Bonds:
AA          Aaa               3,270     (AHS Hospital Corporation), Series A,  5.375% due 7/01/2019(a)                --
AA          Aaa               6,750     (Atlantic Health Systems Hospital Corporation ), Series A,  5%
                                         due 7/01/2027(a)                                                          6,344
AA          Aaa               2,750     (Barnert Hospital), 5% due 8/01/2025(c)(e)                                    --
AA          Aaa               2,750     (Cathedral Health Services),  5.25% due 8/01/2021(c)(e)                       --
AA          Aaa               5,500     (Centrastate Medical Center Obligation Group),  4.50% due
                                         7/01/2028(a)                                                              2,956
BB          NR*               3,075     (Chrisitian Heatlh Care Center), Series A,  5.50% due 7/01/2018               --
AA          Aaa               2,125     (Hackensack University Medical Center), Series A,  5% due
                                         1/01/2028 (e)                                                                --
AA          Aaa               6,750     (JFK Medicial Center-Hartwyck),  5% due 7/01/2025(e)                       6,357
AA          Aaa               3,000     (Medical Center at Princeton Obligation Group),  5% due
                                         7/01/2023(a)                                                              2,840
AA          Aaa               7,140     (Meridan Health System Obligation Group),  5.375% due
                                         7/01/2024(d)                                                              3,515
AA          Aaa               2,000     (Meridan Health System Obligation Group),  5.25% due
                                         7/01/2029(d)                                                                 --
R*          Aaa                 605     (Saint Barnabas Medicial Center), Series A,  5% due
                                         7/01/2023(e)                                                                573
BB          Baa2              6,130     (Saint Elizabeth Hospital Obligation Group),  6% due 7/01/2027                --
AA          Aaa               1,570     (Shorline Behavioral Health Center),  5.50% due 7/01/2017(e)                  --
AA          Aaa               3,270     (Shorline Behavioral Health Center),  5.50% due 7/01/2027(e)                  --
AA          Aaa               4,605     (Virtua Health Inc. Issue),  5.25% due 7/01/2014(d)                           --
--------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,640 New Jersey Sports and Exposition Authority, Convention Center,
                                     Luxury Tax Revenue Refunding Bonds,  5% due 9/01/2017(e)                         --
--------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue Bonds
AA+          Aaa               2,825     (Institute for Advanced Study), Series G,  5% due 7/01/2028               2,660
AAA          Aaa               5,200     (The College of New Jersey), Series A,  5.125% due
                                          7/01/2006(e)(h)                                                             --
--------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities
                                     Authority Revenue Bonds
                                     (University of Medical Dentistry of New
                                     Jersey), Series C (a):
AAA          Aaa               1,000      5.20% due 12/01/2019                                                        --
AAA          Aaa               2,700      5.125% due 12/01/2029                                                       --
-------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue
                                     Refunding Bonds:
BBB          Baa2              2,030     (Monmouth University), Series C,  5.75% due 7/01/2017                        --
BBB          Baa2              2,000     (Monmouth University), Series C,  5.80% due 7/01/2022                        --
AAA          Aaa               2,730     (Ramapo College), Series G,  4.625% due 7/01/2028(a)                      2,375
AAA          Aaa               2,850     (University of Medicine & Dentistry), Series B,  5.25% due
                                          12/01/2021(a)                                                               --
------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Higher Education Assistance Authority, Student Loan
                                     Revenue Bonds, AMT, Series A (e)
AAA          NR*               1,185     5.05% due 6/01/2012                                                          --
AAA          NR                1,000     5.10% due 6/01/2013                                                          --
AAA          NR*               1,535     5.125% due 6/01/2014                                                      1,501
AAA          NR               11,230     5.25% due 6/01/2018                                                       3,895
------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Higher Education Assistance Authority, Student Loan
                                     Revenue Bonds, AMT, Series A (e)
AAA          NR*               1,185     5.05% due 6/01/2012                                                         --
AAA          NR                1,000     5.10% due 6/01/2013                                                         --
AAA          NR*               1,535     5.125% due 6/01/2014                                                      1,501
AAA          NR               11,230     5.25% due 6/01/2018                                                       3,895
------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                     Home Buyer(e):
AAA          Aaa               6,195     AMT, Series K,  6.375% due 10/01/2026                                       --
AAA          Aaa               2,000     AMT, Series M,  6.95% due 10/01/2022                                        --
AAA          Aaa               2,000     AMT, Series M,  7% due 10/01/2026                                           --
AAA          Aaa               2,000     AMT, Series U,  5.60% due 10/01/2012                                        --
AAA          Aaa               2,820     AMT, Series U,  5.65% due 10/01/2013                                        --
AAA          Aaa               7,800     AMT, Series U,  5.85% due 4/01/2029                                         --
AAA          Aaa               3,000     Series L,  6.65% due 10/01/2014                                           2,878
------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue
                                     Refunding Bonds, Home Buyer(e):
AAA          Aaa               2,440     AMT, Series S,  5.95% due 10/01/2017                                      1,271
AAA          Aaa               6,680     AMT, Series X,  5.25% due 10/01/2018                                         --
AAA          Aaa               2,500     AMT, Series X,  5.35% due 4/01/2029                                       1,461
AAA          Aaa               3,000     Series V,  5.25% due 4/01/2026                                            2,924
------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,500 New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                     Revenue Bonds, RITR, AMT, Series 110,  6.765% due 11/01/2030(d)(f)               --
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,500 New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                                     Transportation System, Series A    4.50% due 6/15/2019(d):                       --
------------------------------------------------------------------------------------------------------------------------
AAA          NR*               1,200 North Hudson, New Jersey, Sewer Authority Revenue Bonds,  5.125%
                                     due 8/01/2022(b)                                                                 --
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,045 Perth Amboy, New Jersey, Refunding (Board of Education), GO,  5.25%
                                     due 8/01/2019(e)                                                                 --
------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey Municipal Utilities Authority, Solid Waste
                                     Revenue Bonds, Series A,  4.75% due 12/15/2023(d)                                --
------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue
                                     Bonds, Series A,  4.75% due 12/15/2023(d)                                        --
------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,280 Port Authority of New York and New Jersey, Revenue Bonds, RIB, Series
                                     50,  7.269% due 1/15/2032(e)(f)                                               3,147
------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG1+            3,900 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                             2,100
------------------------------------------------------------------------------------------------------------------------
                                     Rancocas Valley, New Jersey, Regional High School District, GO(b):
AAA          Aaa               1,000     5.30% due 2/01/2022                                                         996
AAA          Aaa               1,105     5.30% due 2/01/2024                                                          --
AAA          Aaa               1,220     5.30% due 2/01/2026                                                       1,211
AAA          Aaa               1,345     5.30% due 2/01/2028                                                          --
------------------------------------------------------------------------------------------------------------------------
                                     Rutgers State University, New Jersey, Revenue Bonds, Series A:
AA           A1                3,500     5.20% due 5/01/2027                                                          --
AAA          Aaa               8,500     4.75% due 5/01/2029(a)                                                    2,696
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Salem County New Jersey Industrial Pollution Control Financing
                                     Authority Revenue Refunding Pollution Control Public Service
                                     Electric & Gas Series C,  5.55% due 11/01/2033(e)                                --
------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Bonds(a):
AAA          Aaa               4,000     5% due 11/01/2017                                                         3,883
AAA          Aaa               7,935     5.125% due 11/01/2022                                                     1,841
------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Refunding Bonds(a):
AAA          Aaa               1,765     5% due 11/01/2019                                                            --
AAA          Aaa               6,325     5% due 11/01/2029                                                            --
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,260 Sparta Township, New Jersey, School District, GO, Refunding,  5%
                                     due 9/01/2020(e)                                                                 --
------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, AMT(a):
AAA          Aaa               5,500     County Deficiency, AMT, Series A-2,  5% due 6/15/2028                     5,149
AAA          Aaa               3,000     Senior Lease  (Ogden Martin), AMT, Series A,  5% due 6/01/2014            2,896
AAA          Aaa               3,100     Sub-Lease (Ogden Martin), Series A,  5.35% due 6/01/2023                     --
------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, County Deficiency:
AAA          Aaa               4,500     AMT, Series A-2,  5% due 6/15/2028(a)                                        --
AA+          Aaa               3,250     Series C-1,  5% due 6/15/2028                                                --
------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               6,880 Union County, New Jersey, Utilities Authority, RITR, Series 38,
                                     7.32% due 6/01/2020(f)                                                        6,923
------------------------------------------------------------------------------------------------------------------------
                                     Wall Township, New Jersey, School District, GO(d):
AAA          Aaa               2,250     4.50% due 7/15/2018                                                       2,014
AAA          Aaa               2,640     4.75% due 7/15/2022                                                       2,414
AAA          Aaa               1,685     4.75% due 7/15/2023                                                          --
------------------------------------------------------------------------------------------------------------------------
                                     Winslow Township, New Jersey, School District, GO(b):
AAA          NR*               1,430     5.20% due 8/01/2018                                                          --
AAA          NR*               1,500     5.20% due 8/01/2019                                                          --
NEW YORK - 1.3%
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT, Series
                                     6,,  5.75% due 12/01/2025(e)                                                     --
------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG-1+             400 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                                --
PENNSYLVANIA - 0.7%
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,795 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Refunding Bonds, Series B    5.25% due 1/01/2009(a):                             --

PUERTO RICO - 2.8%
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Commonwealth, Infrastrure Financing Authority, Special
                                     Revenue Bonds, Series A,  5% due 7/01/2028(a)                                    --
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                     DD,  5% due 7/01/2028(e)                                                      5,642
------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,095 Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                     Facilities), Series B, 5% due 7/01/2027 (a)                                      --
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  (COST - $442,453)  - 99.1%
VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS+++ - 0.2%                                                        141,185
OTHER ASSETS LESS LIABILITIES - 0.2%                                                                                 353
                                                                                                                   1,177
NET ASSETS - 100.0%                                                                                         ------------
                                                                                                                $142,715
                                                                                                            ============




(Table continued...)



                                                                                                               MUNIHOLDINGS
S&P          MOODY'S        FACE                                                                                NEW JERSEY
RATINGS      RATINGS       AMOUNT                                   ISSUE                                      INSURED FUND
                                                                                                                   III+
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 94.8%
                                     Atlantic City, New Jersey, Municipal Utilities Revenue Bonds(a):
AAA          Aaa               1,605     5% due 6/01/2022                                                           --
AAA          Aaa               2,695     5% due 6/01/2029                                                           --
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,000 Bayonne, New Jersey, Municipal Utilities Authority, Water System
                                     Revenue Bonds,  5% due 1/01/2028(e)                                            --
----------------------------------------------------------------------------------------------------------------------------------
                                     Bernards Township, New Jersey, School District GO:
AA           A1                3,205     5.30% due 1/01/2022                                                        --
AA           A1                3,370     5.30% due 1/01/2023                                                        --
----------------------------------------------------------------------------------------------------------------------------------
                                     Black Horse Pike, New Jersey, Regional School District, GO(b):
AAA          Aaa               2,370     4.75% due 12/01/2014                                                       --
AAA          Aaa               1,175     4.75% due 12/01/2017                                                       --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,350 Brick Township, New Jersey, Municipal Utilities Authority, Revenue
                                     Refunding Bonds,  5% due 12/01/2016(b)                                         --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,000 Camden County, New Jersey, Improvement Authority Revenue Refunding
                                     Bonds (Health System-Catholic Heath East), Series B,  5.25% due
                                     11/15/2011(a)                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,040 Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                     Revenue Bonds, Series A,  5.25% due 10/01/2017(d)                              --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,000 Delaware River and Bay Authority Revenue Bonds,  5.25% due
                                     1/01/2026(b)                                                                   --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,900 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Bonds (Port District Project), Series B,  5% due 1/01/2026(e)                  --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,845 East Orange, New Jersey, Board of Education COP,  0% due
                                     8/01/2025(d)                                                                   --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Essex County, New Jersey, Improvement Authority Lease Revenue
                                     Refunding Bonds (County Jail and Youth House Project),  5.35% due
                                     12/01/2024(a)                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
NR           Aaa               2,000 Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                     Refunding Bonds, Series A,  5% due 4/01/2022(d)                                --
----------------------------------------------------------------------------------------------------------------------------------
                                     Freehold Township, New Jersey, Board of Education, GO:
AAA          NR*               1,455     5.40% due 7/15/2024(d)                                                     --
AAA          NR*               1,540     5.40% due 7/15/2025(d)                                                     --
----------------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,195 Hudson County, New Jersey, Improvement Authority, Facility Lease
                                     Revenue Refunding Bonds (Hudson County Lease Project),  5.25% due
                                     10/01/2012(b)                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,550 Hudson County, New Jersey, Improvement Authority, Lease Revenue
                                     Refunding Bonds (Hudson County Lease Project),  5.40% due
                                     10/01/2025(b)                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,460 Jersey City, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Refunding Bonds,  5.25% due 12/01/2012(d)                              --
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,825 Lacey Municipal Utilities Authority, New Jersey Water Revenue
                                     Refunding Bonds,  5.20% due 12/01/2024(e)                                    $2,759
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Lenape, New Jersey, Regional High School District, GO,  5% due
                                     4/01/2020(b)                                                                  2,888
----------------------------------------------------------------------------------------------------------------------------------
                                     Metuchen, New Jersey, School District GO:
AAA          NR*               1,185     5.20% due 9/15/2023
AAA          NR*               1,245     5.20% due 9/15/2024
AAA          NR*               1,315     5.20% due 9/15/2025                                                        --
AAA          NR*               1,385     5.20% due 9/15/2026                                                        --
AAA          NR*               1,460     5.20% due 9/15/2027                                                        --
----------------------------------------------------------------------------------------------------------------------------------
                                     Middlesex County, New Jersey, COP:
AAA          Aaa               4,855     5.25% due 6/15/2023(e)                                                     --
AAA          Aaa               8,575     5.30% due 6/15/2029(e)                                                     --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,250 Middlesex County, New Jersey, COP, Refunding,  5% due 2/15/2019(e)            5,206
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,060 Middlesex County, New Jersey, Improvement Authority, Utility System
                                     Revenue Refunding Bonds (Perth Amboy Franchise Project), Series A,
                                     5% due 9/01/2029(a)                                                            --
----------------------------------------------------------------------------------------------------------------------------------
                                     Montgomery Township, New Jersey, Board of Education, COP(e):
NR*          Aaa               2,000     4.75% due 9/01/2018                                                        --
NR*          Aaa               1,100     4.875% due 9/01/2023                                                       --
----------------------------------------------------------------------------------------------------------------------------------
                                     Moorestown Township, New Jersey, School District, GO (b):
AAA          Aaa               1,180     4.90% due 1/01/2021                                                        --
AAA          Aaa               1,315     4.95% due 1/01/2023                                                        --
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               5,000 Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Bonds,  4.75% due 12/01/2028(e)                                       4,504
----------------------------------------------------------------------------------------------------------------------------------
                                     New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                     Refunding Bonds (Rutgers University)(b)
AAA          Aaa               1,405    5% due 7/01/2013                                                            --
AAA          Aaa               5,015    4.625% due 7/01/2024                                                       4,436
----------------------------------------------------------------------------------------------------------------------------------
BBB-         NR*              10,000 New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                     Village), Series A,  5.50% due 1/01/2025
----------------------------------------------------------------------------------------------------------------------------------
A1+          VMIG1+            1,100 New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                     Corporation Project), VRDN, AMT, Series A,  3.30% due 6/01/2026(a)(g)           200
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,975 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                     Corporation Projects), AMT, Series A,  5.70% due 6/01/2032(e)                 3,031
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,400 New Jersey EDA Revenue Refunding Bonds (Educational Testing
                                     Service), Series A,  4.75% due 5/15/2025(e)                                   3,987
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa              13,000 New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                     Company Inc.), AMT, Series A,  5.25% due 7/01/2038(b)                         5,751
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue
Bonds, RITR, AMT (F):
AAA          Aaa               8,960     Series 34,  7.52% due 5/01/2032(b)                                         --
AAA          Aaa               9,900     Series 35,  7.47% due 2/01/2038(e)                                         --
----------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United
                                    Water New Jersey Inc. Project) (a):
AA          Aaa+              2,000     AMT,  5% due 11/01/2028                                                    1,872
A-1+        VMIG1+              200     VRDN, Series A,  2.95% due 11/01/2026(g)                                    --
----------------------------------------------------------------------------------------------------------------------------------
AA          Aaa               5,000 New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                    (Catholic Health East), Series E,  4.75% due 11/15/2029(a)                     4,456
----------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey Health Care Facilities Financing Authority Revenue
                                    Refunding Bonds:
AA          Aaa               3,270     (AHS Hospital Corporation), Series A,  5.375% due 7/01/2019(a)              --
AA          Aaa               6,750     (Atlantic Health Systems Hospital Corporation ), Series A,  5%
                                         due 7/01/2027(a)                                                           --
AA          Aaa               2,750     (Barnert Hospital), 5% due 8/01/2025(c)(e)                                 2,590
AA          Aaa               2,750     (Cathedral Health Services),  5.25% due 8/01/2021(c)(e)                     --
AA          Aaa               5,500     (Centrastate Medical Center Obligation Group),  4.50% due
                                         7/01/2028(a)                                                              1,689
BB          NR*               3,075     (Chrisitian Heatlh Care Center), Series A,  5.50% due 7/01/2018             --
AA          Aaa               2,125     (Hackensack University Medical Center), Series A,  5% due
                                         1/01/2028 (e)                                                             1,996
AA          Aaa               6,750     (JFK Medicial Center-Hartwyck),  5% due 7/01/2025(e)                        --
AA          Aaa               3,000     (Medical Center at Princeton Obligation Group),  5% due
                                         7/01/2023(a)                                                               --
AA          Aaa               7,140     (Meridan Health System Obligation Group),  5.375% due
                                         7/01/2024(d)                                                              3,514
AA          Aaa               2,000     (Meridan Health System Obligation Group),  5.25% due
                                         7/01/2029(d)                                                               --
R*          Aaa                 605     (Saint Barnabas Medicial Center), Series A,  5% due
                                         7/01/2023(e)                                                               --
BB          Baa2              6,130     (Saint Elizabeth Hospital Obligation Group),  6% due 7/01/2027              --
AA          Aaa               1,570     (Shorline Behavioral Health Center),  5.50% due 7/01/2017(e)                --
AA          Aaa               3,270     (Shorline Behavioral Health Center),  5.50% due 7/01/2027(e)                --
AA          Aaa               4,605     (Virtua Health Inc. Issue),  5.25% due 7/01/2014(d)                        2,079
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,640 New Jersey Sports and Exposition Authority, Convention Center,
                                     Luxury Tax Revenue Refunding Bonds,  5% due 9/01/2017(e)                       --
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue Bonds
AA+          Aaa               2,825     (Institute for Advanced Study), Series G,  5% due 7/01/2028                --
AAA          Aaa               5,200     (The College of New Jersey), Series A,  5.125% due
                                          7/01/2006(e)(h)                                                           --
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities
                                     Authority Revenue Bonds
                                     (University of Medical Dentistry of New
                                     Jersey), Series C (a):
AAA          Aaa               1,000      5.20% due 12/01/2019                                                       992
AAA          Aaa               2,700      5.125% due 12/01/2029                                                    2,597
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue
                                     Refunding Bonds:
BBB          Baa2              2,030     (Monmouth University), Series C,  5.75% due 7/01/2017                      --
BBB          Baa2              2,000     (Monmouth University), Series C,  5.80% due 7/01/2022                      --
AAA          Aaa               2,730     (Ramapo College), Series G,  4.625% due 7/01/2028(a)                       --
AAA          Aaa               2,850     (University of Medicine & Dentistry), Series B,  5.25% due
                                          12/01/2021(a)                                                             --
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Higher Education Assistance Authority, Student Loan
                                     Revenue Bonds, AMT, Series A (e)
AAA          NR*               1,185     5.05% due 6/01/2012                                                       1,163
AAA          NR                1,000     5.10% due 6/01/2013                                                         980
AAA          NR*               1,535     5.125% due 6/01/2014                                                       --
AAA          NR               11,230     5.25% due 6/01/2018                                                       4,382
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                     Home Buyer(e):
AAA          Aaa               6,195     AMT, Series K,  6.375% due 10/01/2026                                     2,114
AAA          Aaa               2,000     AMT, Series M,  6.95% due 10/01/2022                                      2,152
AAA          Aaa               2,000     AMT, Series M,  7% due 10/01/2026                                         2,154
AAA          Aaa               2,000     AMT, Series U,  5.60% due 10/01/2012                                       --
AAA          Aaa               2,820     AMT, Series U,  5.65% due 10/01/2013                                       --
AAA          Aaa               7,800     AMT, Series U,  5.85% due 4/01/2029                                        --
AAA          Aaa               3,000     Series L,  6.65% due 10/01/2014                                           3,228
----------------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue
                                     Refunding Bonds, Home Buyer(e):
AAA          Aaa               2,440     AMT, Series S,  5.95% due 10/01/2017                                      1,271
AAA          Aaa               6,680     AMT, Series X,  5.25% due 10/01/2018                                      6,537
AAA          Aaa               2,500     AMT, Series X,  5.35% due 4/01/2029                                         974
AAA          Aaa               3,000     Series V,  5.25% due 4/01/2026                                             --
----------------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,500 New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                     Revenue Bonds, RITR, AMT, Series 110,  6.765% due 11/01/2030(d)(f)            2,283
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,500 New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                                     Transportation System, Series A    4.50% due 6/15/2019(d):                    2,219
----------------------------------------------------------------------------------------------------------------------------------
AAA          NR*               1,200 North Hudson, New Jersey, Sewer Authority Revenue Bonds,  5.125%
                                     due 8/01/2022(b)                                                               --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,045 Perth Amboy, New Jersey, Refunding (Board of Education), GO,  5.25%
                                     due 8/01/2019(e)                                                               --
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey Municipal Utilities Authority, Solid Waste
                                     Revenue Bonds, Series A,  4.75% due 12/15/2023(d)                               910
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue
                                     Bonds, Series A,  4.75% due 12/15/2023(d)                                       910
----------------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,280 Port Authority of New York and New Jersey, Revenue Bonds, RIB, Series
                                     50,  7.269% due 1/15/2032(e)(f)                                                --
----------------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG1+            3,900 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                             1,800
----------------------------------------------------------------------------------------------------------------------------------
                                     Rancocas Valley, New Jersey, Regional High School District, GO(b):
AAA          Aaa               1,000     5.30% due 2/01/2022                                                        --
AAA          Aaa               1,105     5.30% due 2/01/2024                                                       1,100
AAA          Aaa               1,220     5.30% due 2/01/2026                                                        --
AAA          Aaa               1,345     5.30% due 2/01/2028                                                       1,335
----------------------------------------------------------------------------------------------------------------------------------
                                     Rutgers State University, New Jersey, Revenue Bonds, Series A:
AA           A1                3,500     5.20% due 5/01/2027                                                        --
AAA          Aaa               8,500     4.75% due 5/01/2029(a)                                                    4,936
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Salem County New Jersey Industrial Pollution Control Financing
                                     Authority Revenue Refunding Pollution Control Public Service
                                     Electric & Gas Series C,  5.55% due 11/01/2033(e)                             3,012
----------------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Bonds(a):
AAA          Aaa               4,000     5% due 11/01/2017                                                          --
AAA          Aaa               7,935     5.125% due 11/01/2022                                                     5,847
----------------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Refunding Bonds(a):
AAA          Aaa               1,765     5% due 11/01/2019                                                          --
AAA          Aaa               6,325     5% due 11/01/2029                                                          --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,260 Sparta Township, New Jersey, School District, GO, Refunding,  5%
                                     due 9/01/2020(e)                                                               --
----------------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, AMT(a):
AAA          Aaa               5,500     County Deficiency, AMT, Series A-2,  5% due 6/15/2028                      --
AAA          Aaa               3,000     Senior Lease  (Ogden Martin), AMT, Series A,  5% due 6/01/2014             --
AAA          Aaa               3,100     Sub-Lease (Ogden Martin), Series A,  5.35% due 6/01/2023                  3,050
----------------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, County Deficiency:
AAA          Aaa               4,500     AMT, Series A-2,  5% due 6/15/2028(a)                                     4,213
AA+          Aaa               3,250     Series C-1,  5% due 6/15/2028                                             3,065
----------------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               6,880 Union County, New Jersey, Utilities Authority, RITR, Series 38,
                                     7.32% due 6/01/2020(f)                                                         --
----------------------------------------------------------------------------------------------------------------------------------
                                     Wall Township, New Jersey, School District, GO(d):
AAA          Aaa               2,250     4.50% due 7/15/2018                                                        --
AAA          Aaa               2,640     4.75% due 7/15/2022                                                        --
AAA          Aaa               1,685     4.75% due 7/15/2023                                                       1,537
----------------------------------------------------------------------------------------------------------------------------------
                                     Winslow Township, New Jersey, School District, GO(b):
AAA          NR*               1,430     5.20% due 8/01/2018                                                       --
AAA          NR*               1,500     5.20% due 8/01/2019                                                       --
NEW YORK - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT, Series
                                     6,,  5.75% due 12/01/2025(e)                                                  --
----------------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG-1+             400 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                             --
PENNSYLVANIA - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,795 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Refunding Bonds, Series B    5.25% due 1/01/2009(a):                          2,874

PUERTO RICO - 2.8%
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Commonwealth, Infrastrure Financing Authority, Special
                                     Revenue Bonds, Series A,  5% due 7/01/2028(a)                                  --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                     DD,  5% due 7/01/2028(e)                                                       --
----------------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,095 Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                     Facilities), Series B, 5% due 7/01/2027 (a)                                    --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  (COST - $442,453)  - 99.1%                                                                   118,593
VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS+++ - 0.2%                                                           296
OTHER ASSETS LESS LIABILITIES - 0.2%                                                                                828
                                                                                                              ----------
NET ASSETS - 100.0%                                                                                            $119,717
                                                                                                              ==========

(Table continued...)






                                                                                                               PRO FORMA
S&P          MOODY'S        FACE                                                                             FOR COMBINED
RATINGS      RATINGS       AMOUNT                                   ISSUE                                       FUNDS++
---------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 94.8%
                                     Atlantic City, New Jersey, Municipal Utilities Revenue Bonds(a):
AAA          Aaa               1,605     5% due 6/01/2022                                                       $1,533
AAA          Aaa               2,695     5% due 6/01/2029                                                        2,551
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,000 Bayonne, New Jersey, Municipal Utilities Authority, Water System
                                     Revenue Bonds,  5% due 1/01/2028(e)                                         1,896
---------------------------------------------------------------------------------------------------------------------------
                                     Bernards Township, New Jersey, School District GO:
AA           A1                3,205     5.30% due 1/01/2022                                                     3,185
AA           A1                3,370     5.30% due 1/01/2023                                                     3,346
---------------------------------------------------------------------------------------------------------------------------
                                     Black Horse Pike, New Jersey, Regional School District, GO(b):
AAA          Aaa               2,370     4.75% due 12/01/2014                                                    2,261
AAA          Aaa               1,175     4.75% due 12/01/2017                                                    1,097
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,350 Brick Township, New Jersey, Municipal Utilities Authority, Revenue
                                     Refunding Bonds,  5% due 12/01/2016(b)                                      3,251
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,000 Camden County, New Jersey, Improvement Authority Revenue Refunding
                                     Bonds (Health System-Catholic Heath East), Series B,  5.25% due
                                     11/15/2011(a)                                                               1,008
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,040 Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                     Revenue Bonds, Series A,  5.25% due 10/01/2017(d)                           7,007
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,000 Delaware River and Bay Authority Revenue Bonds,  5.25% due
                                     1/01/2026(b)                                                                6,843
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,900 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Bonds (Port District Project), Series B,  5% due 1/01/2026(e)               8,449
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,845 East Orange, New Jersey, Board of Education COP,  0% due
                                     8/01/2025(d)                                                                  675
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Essex County, New Jersey, Improvement Authority Lease Revenue
                                     Refunding Bonds (County Jail and Youth House Project),  5.35% due
                                     12/01/2024(a)                                                               4,972
---------------------------------------------------------------------------------------------------------------------------
NR           Aaa               2,000 Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                     Refunding Bonds, Series A,  5% due 4/01/2022(d)                             1,911
---------------------------------------------------------------------------------------------------------------------------
                                     Freehold Township, New Jersey, Board of Education, GO:
AAA          NR*               1,455     5.40% due 7/15/2024(d)                                                  1,460
AAA          NR*               1,540     5.40% due 7/15/2025(d)                                                  1,545
---------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,195 Hudson County, New Jersey, Improvement Authority, Facility Lease
                                     Revenue Refunding Bonds (Hudson County Lease Project),  5.25% due
                                     10/01/2012(b)                                                               3,233
---------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,550 Hudson County, New Jersey, Improvement Authority, Lease Revenue
                                     Refunding Bonds (Hudson County Lease Project),  5.40% due
                                     10/01/2025(b)                                                               2,554
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,460 Jersey City, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Refunding Bonds,  5.25% due 12/01/2012(d)                           1,488
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               2,825 Lacey Municipal Utilities Authority, New Jersey Water Revenue
                                     Refunding Bonds,  5.20% due 12/01/2024(e)                                   2,759
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Lenape, New Jersey, Regional High School District, GO,  5% due
                                     4/01/2020(b)                                                                2,888
---------------------------------------------------------------------------------------------------------------------------
                                     Metuchen, New Jersey, School District GO:
AAA          NR*               1,185     5.20% due 9/15/2023                                                     1,164
AAA          NR*               1,245     5.20% due 9/15/2024                                                     1,221
AAA          NR*               1,315     5.20% due 9/15/2025                                                     1,289
AAA          NR*               1,385     5.20% due 9/15/2026                                                     1,354
AAA          NR*               1,460     5.20% due 9/15/2027                                                     1,427
---------------------------------------------------------------------------------------------------------------------------
                                     Middlesex County, New Jersey, COP:
AAA          Aaa               4,855     5.25% due 6/15/2023(e)                                                  4,796
AAA          Aaa               8,575     5.30% due 6/15/2029(e)                                                  8,486
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,250 Middlesex County, New Jersey, COP, Refunding,  5% due 2/15/2019(e)          4,081
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               8,060 Middlesex County, New Jersey, Improvement Authority, Utility System
                                     Revenue Refunding Bonds (Perth Amboy Franchise Project), Series A,
                                     5% due 9/01/2029(a)                                                         7,629
---------------------------------------------------------------------------------------------------------------------------
                                     Montgomery Township, New Jersey, Board of Education, COP(e):
NR*          Aaa               2,000     4.75% due 9/01/2018                                                     1,858
NR*          Aaa               1,100     4.875% due 9/01/2023                                                    1,020
---------------------------------------------------------------------------------------------------------------------------
                                     Moorestown Township, New Jersey, School District, GO (b):
AAA          Aaa               1,180     4.90% due 1/01/2021                                                     1,109
AAA          Aaa               1,315     4.95% due 1/01/2023                                                     1,243
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               5,000 Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                     Revenue Bonds,  4.75% due 12/01/2028(e)                                     4,504
---------------------------------------------------------------------------------------------------------------------------
                                     New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                     Refunding Bonds (Rutgers University)(b)
AAA          Aaa               1,405    5% due 7/01/2013                                                         1,388
AAA          Aaa               5,015    4.625% due 7/01/2024                                                     4,436
---------------------------------------------------------------------------------------------------------------------------
BBB-         NR*              10,000 New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                     Village), Series A,  5.50% due 1/01/2025                                    9,327
---------------------------------------------------------------------------------------------------------------------------
A1+          VMIG1+            1,100 New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                     Corporation Project), VRDN, AMT, Series A,  3.30% due 6/01/2026(a)(g)       1,100
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               7,975 New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                     Corporation Projects), AMT, Series A,  5.70% due 6/01/2032(e)               8,125
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,400 New Jersey EDA Revenue Refunding Bonds (Educational Testing
                                     Service), Series A,  4.75% due 5/15/2025(e)                                 3,987
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa              13,000 New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                     Company Inc.), AMT, Series A,  5.25% due 7/01/2038(b)                      12,460
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue
Bonds, RITR, AMT (F):
AAA          Aaa               8,960     Series 34,  7.52% due 5/01/2032(b)                                      8,700
AAA          Aaa               9,900     Series 35,  7.47% due 2/01/2038(e)                                      9,396
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey EDA, Water Facilities Revenue Refunding Bonds (United
                                     Water New Jersey Inc. Project) (a):
AAA          Aaa+              2,000     AMT,  5% due 11/01/2028                                                 1,872
A-1+         VMIG1+              200     VRDN, Series A,  2.95% due 11/01/2026(g)                                  200
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                     (Catholic Health East), Series E,  4.75% due 11/15/2029(a)                  4,456
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey Health Care Facilities Financing Authority Revenue
                                     Refunding Bonds:
AAA          Aaa               3,270     (AHS Hospital Corporation), Series A,  5.375% due 7/01/2019(a)          3,260
AAA          Aaa               6,750     (Atlantic Health Systems Hospital Corporation ), Series A,  5%
                                          due 7/01/2027(a)                                                       6,344
AAA          Aaa               2,750     (Barnert Hospital), 5% due 8/01/2025(c)(e)                              2,590
AAA          Aaa               2,750     (Cathedral Health Services),  5.25% due 8/01/2021(c)(e)                 2,680
AAA          Aaa               5,500     (Centrastate Medical Center Obligation Group),  4.50% due
                                          7/01/2028(a)                                                           4,645
BBB          NR*               3,075     (Chrisitian Heatlh Care Center), Series A,  5.50% due 7/01/2018         2,909
AAA          Aaa               2,125     (Hackensack University Medical Center), Series A,  5% due
                                          1/01/2028 (e)                                                          1,996
AAA          Aaa               6,750     (JFK Medicial Center-Hartwyck),  5% due 7/01/2025(e)                    6,357
AAA          Aaa               3,000     (Medical Center at Princeton Obligation Group),  5% due
                                          7/01/2023(a)                                                           2,840
AAA          Aaa               7,140     (Meridan Health System Obligation Group),  5.375% due
                                          7/01/2024(d)                                                           7,029
AAA          Aaa               2,000     (Meridan Health System Obligation Group),  5.25% due
                                          7/01/2029(d)                                                           1,930
NR*          Aaa                 605     (Saint Barnabas Medicial Center), Series A,  5% due
                                          7/01/2023(e)                                                             573
BBB          Baa2              6,130     (Saint Elizabeth Hospital Obligation Group),  6% due 7/01/2027          6,139
AAA          Aaa               1,570     (Shorline Behavioral Health Center),  5.50% due 7/01/2017(e)            1,579
AAA          Aaa               3,270     (Shorline Behavioral Health Center),  5.50% due 7/01/2027(e)            3,275
AAA          Aaa               4,605     (Virtua Health Inc. Issue),  5.25% due 7/01/2014(d)                     4,402
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,640 New Jersey Sports and Exposition Authority, Convention Center,
                                     Luxury Tax Revenue Refunding Bonds,  5% due 9/01/2017(e)                    6,432
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue Bonds
AA+          Aaa               2,825     (Institute for Advanced Study), Series G,  5% due 7/01/2028             2,660
AAA          Aaa               5,200     (The College of New Jersey), Series A,  5.125% due
                                          7/01/2006(e)(h)                                                        5,417
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities
                                     Authority Revenue Bonds
                                     (University of Medical Dentistry of New
                                     Jersey), Series C (a):
AAA          Aaa               1,000      5.20% due 12/01/2019                                                     992
AAA          Aaa               2,700      5.125% due 12/01/2029                                                  2,597
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Educational Facilities Authority Revenue
                                     Refunding Bonds:
BBB          Baa2              2,030     (Monmouth University), Series C,  5.75% due 7/01/2017                   2,034
BBB          Baa2              2,000     (Monmouth University), Series C,  5.80% due 7/01/2022                   2,000
AAA          Aaa               2,730     (Ramapo College), Series G,  4.625% due 7/01/2028(a)                    2,375
AAA          Aaa               2,850     (University of Medicine & Dentistry), Series B,  5.25% due
                                     12/01/2021(a)                                                               2,817
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Higher Education Assistance Authority, Student Loan
                                     Revenue Bonds, AMT, Series A (e)
AAA          NR*               1,185     5.05% due 6/01/2012                                                     1,163
AAA          NR                1,000     5.10% due 6/01/2013                                                       980
AAA          NR*               1,535     5.125% due 6/01/2014                                                    1,501
AAA          NR               11,230     5.25% due 6/01/2018                                                    10,935
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                     Home Buyer(e):
AAA          Aaa               6,195     AMT, Series K,  6.375% due 10/01/2026                                   6,547
AAA          Aaa               2,000     AMT, Series M,  6.95% due 10/01/2022                                    2,152
AAA          Aaa               2,000     AMT, Series M,  7% due 10/01/2026                                       2,154
AAA          Aaa               2,000     AMT, Series U,  5.60% due 10/01/2012                                    2,032
AAA          Aaa               2,820     AMT, Series U,  5.65% due 10/01/2013                                    2,899
AAA          Aaa               7,800     AMT, Series U,  5.85% due 4/01/2029                                     8,016
AAA          Aaa               3,000     Series L,  6.65% due 10/01/2014                                         3,228
---------------------------------------------------------------------------------------------------------------------------
                                     New Jersey State Housing and Mortgage Finance Agency Revenue
                                     Refunding Bonds, Home Buyer(e):
AAA          Aaa               2,440     AMT, Series S,  5.95% due 10/01/2017                                    2,542
AAA          Aaa               6,680     AMT, Series X,  5.25% due 10/01/2018                                    6,537
AAA          Aaa               2,500     AMT, Series X,  5.35% due 4/01/2029                                     2,435
AAA          Aaa               3,000     Series V,  5.25% due 4/01/2026                                          2,924
---------------------------------------------------------------------------------------------------------------------------
AAA          NR*               2,500 New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                     Revenue Bonds, RITR, AMT, Series 110,  6.765% due 11/01/2030(d)(f)          2,283
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,500 New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                                     Transportation System, Series A    4.50% due 6/15/2019(d):                  2,219
---------------------------------------------------------------------------------------------------------------------------
AAA          NR*               1,200 North Hudson, New Jersey, Sewer Authority Revenue Bonds,  5.125%
                                     due 8/01/2022(b)                                                            1,163
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,045 Perth Amboy, New Jersey, Refunding (Board of Education), GO,  5.25%
                                     due 8/01/2019(e)                                                            2,030
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey Municipal Utilities Authority, Solid Waste
                                     Revenue Bonds, Series A,  4.75% due 12/15/2023(d)                             910
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               1,000 Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue
                                     Bonds, Series A,  4.75% due 12/15/2023(d)                                     910
---------------------------------------------------------------------------------------------------------------------------
AAA          NR*               3,280 Port Authority of New York and New Jersey, Revenue Bonds, RIB, Series
                                     50,  7.269% due 1/15/2032(e)(f)                                             3,147
---------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG1+            3,900 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                           3,900
---------------------------------------------------------------------------------------------------------------------------
                                     Rancocas Valley, New Jersey, Regional High School District, GO(b):
AAA          Aaa               1,000     5.30% due 2/01/2022                                                       996
AAA          Aaa               1,105     5.30% due 2/01/2024                                                     1,100
AAA          Aaa               1,220     5.30% due 2/01/2026                                                     1,211
AAA          Aaa               1,345     5.30% due 2/01/2028                                                     1,335
---------------------------------------------------------------------------------------------------------------------------
                                     Rutgers State University, New Jersey, Revenue Bonds, Series A:
AA           A1                3,500     5.20% due 5/01/2027                                                     3,395
AAA          Aaa               8,500     4.75% due 5/01/2029(a)                                                  7,632
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               3,000 Salem County New Jersey Industrial Pollution Control Financing
                                     Authority Revenue Refunding Pollution Control Public Service
                                     Electric & Gas Series C,  5.55% due 11/01/2033(e)                           3,012
---------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Bonds(a):
AAA          Aaa               4,000     5% due 11/01/2017                                                       3,883
AAA          Aaa               7,935     5.125% due 11/01/2022                                                   7,688
---------------------------------------------------------------------------------------------------------------------------
                                     South Jersey Transportation Authority, New Jersey, Transportation
                                     System Revenue Refunding Bonds(a):
AAA          Aaa               1,765     5% due 11/01/2019                                                       1,700
AAA          Aaa               6,325     5% due 11/01/2029                                                       5,985
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               4,260 Sparta Township, New Jersey, School District, GO, Refunding,  5%
                                     due 9/01/2020(e)                                                            4,099
---------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, AMT(a):
AAA          Aaa               5,500     County Deficiency, AMT, Series A-2,  5% due 6/15/2028                   5,149
AAA          Aaa               3,000     Senior Lease  (Ogden Martin), AMT, Series A,  5% due 6/01/2014          2,896
AAA          Aaa               3,100     Sub-Lease (Ogden Martin), Series A,  5.35% due 6/01/2023                3,050
---------------------------------------------------------------------------------------------------------------------------
                                     Union County, New Jersey, Utilities Authority Revenue Refunding
                                     Bonds, County Deficiency:
AAA          Aaa               4,500     AMT, Series A-2,  5% due 6/15/2028(a)                                   4,213
AA+          Aaa               3,250     Series C-1,  5% due 6/15/2028                                           3,065
---------------------------------------------------------------------------------------------------------------------------
NR*          Aaa               6,880 Union County, New Jersey, Utilities Authority, RITR, Series 38,
                                     7.32% due 6/01/2020(f)                                                      6,923
---------------------------------------------------------------------------------------------------------------------------
                                     Wall Township, New Jersey, School District, GO(d):
AAA          Aaa               2,250     4.50% due 7/15/2018                                                     2,014
AAA          Aaa               2,640     4.75% due 7/15/2022                                                     2,414
AAA          Aaa               1,685     4.75% due 7/15/2023                                                     1,537
---------------------------------------------------------------------------------------------------------------------------
                                     Winslow Township, New Jersey, School District, GO(b):
AAA          NR*               1,430     5.20% due 8/01/2018                                                     1,418
AAA          NR*               1,500     5.20% due 8/01/2019                                                     1,483
NEW YORK - 1.3%
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               5,000 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT, Series
                                     6,,  5.75% due 12/01/2025(e)                                                5,089
---------------------------------------------------------------------------------------------------------------------------
A-1+         VMIG-1+             400 Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                                     Series 3,  3.25% due 6/01/2020(g)                                             400
PENNSYLVANIA - 0.7%
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               2,795 Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                     Refunding Bonds, Series B    5.25% due 1/01/2009(a):                        2,874

PUERTO RICO - 2.8%
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Commonwealth, Infrastrure Financing Authority, Special
                                     Revenue Bonds, Series A,  5% due 7/01/2028(a)                               5,651
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               6,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                     DD,  5% due 7/01/2028(e)                                                    5,642
---------------------------------------------------------------------------------------------------------------------------
AAA          Aaa               1,095 Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                     Facilities), Series B, 5% due 7/01/2027 (a)                                 1,031
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  (COST - $442,453)  - 99.1%                                                                  427,905
VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS+++ - 0.2%                                                          726
OTHER ASSETS LESS LIABILITIES - 0.2%                                                                             1,027
                                                                                                             --------------
NET ASSETS - 100.0%                                                                                           $429,657
                                                                                                             ==============




(a)  AMBAC Insured.

(b)  FGIC Insured.

(c)  FHA Insured.

(d)  FSA Insured.

(e)  MBIA Insured.

(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.

(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.

(h)  Prerefunded

(i) All or a portion of security held as collateral in connection with financial futures contracts

*    Not Rated.

+    Highest short-term rating by Moody's Investors Service, Inc.

++   Value as discussed in the Notes to Pro Forma Financial Statements.

+++  Financial futures contracts sold as of July 31, 1999 were as follows:



     -------------------------------------------------------------------------------------------------------------------------------
        Number                                                                                                      Value
      of Contracts                             Issue                                    Expiration Date         (Notes 1a & 1b)
     -------------------------------------------------------------------------------------------------------------------------------
          618                             US Treasury Bonds                              September 1999           $71,051
     -------------------------------------------------------------------------------------------------------------------------------
     TOTAL FINANCIAL FUTURES CONTRACTS SOLD
     (TOTAL CONTRACT PRICE - $71,292)                                                                             $71,051
     -------------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Statements.

PORTFOLIO

ABBREVIATIONS
                         To simplify the listings of MuniHoldings New Jersey
                         Insured Fund, Inc.'s portfolio holdings in the
                         Schedule of Investments, we have abbreviated the
                         names of many of the securities according to the list
                         below.
AMT                      Alternative Minimum Tax (subject to)
COP                      Certificates of Participation
EDA                      Economic Development Authority
GO                       General Obligation Bonds
RITR                     Residual Interest Trust Receipts
VRDN                     Variable Rate Demand Notes

-------------------------------------------------------------------------------

                                                                       EXHIBIT I





                                            INFORMATION PERTAINING TO EACH FUND


o    GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                                    DEFINED TERM          FISCAL      STATE OF         MEETING
     FUND                                                        USED IN EXHIBIT I       YEAR END    ORGANIZATION       TIME
     ----                                                        -----------------       --------    ------------   ------------
     MuniHoldings New Jersey Insured Fund, Inc..............  New Jersey Insured            7/31          MD         12:00 p.m.
     MuniHoldings New Jersey Insured Fund II, Inc...........  New Jersey Insured II         5/31          MD         12:15 p.m.
     MuniHoldings New Jersey Insured Fund III, Inc..........  New Jersey Insured III        9/30          MD         12:30 p.m.





                                                                                                          SHARES OF CAPITAL STOCK
                                                                                                    OUTSTANDING AS OF
                                                                                                     THE RECORD DATE
                                                                                  ----------------------------------------------

     FUND                                                                            COMMON STOCK                   AMPS
                                                                                  --------------------      ---------------------

     New Jersey Insured.........................................................                                   2,720

     New Jersey Insured II......................................................                                   2,400

     New Jersey Insured III.....................................................                                   1,880

o    INFORMATION PERTAINING TO OFFICERS AND DIRECTORS






                                                  YEAR IN WHICH EACH NOMINEE OF EACH FUND BECAME A MEMBER OF THE BOARD
                            --------------------------------------------------------------------------------------------------------
         FUND               FORBES            GLENN         MONTGOMERY           REILLY         RYAN          WEST         ZEIKEL
         ----
                            -----------       ---------     ----------------     ----------     --------      --------     ---------

New Jersey Insured........  1998              1999               1998            1998           1998          1998         1998

New Jersey Insured II.....  1998              1999               1998            1998           1998          1998         1998

New Jersey Insured III....  1999              1999               1999            1999           1999          1999         1999



     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Common Stock and AMPS, voting together as a single class.



                                                                                                   NOMINEES TO BE ELECTED BY
                                                         NOMINEES TO BE                      HOLDERS OF SHARES OF COMMON STOCK AND
         FUND                                 ELECTED BY HOLDERS OF AMPS                                     AMPS
                                     ----------------------------------------------        ----------------------------------------

New Jersey Insured.................   Charles C. Reilly       Richard R. West              Ronald W. Forbes        Kevin A. Ryan
                                                                                           Terry K. Glenn          Arthur Zeikel
                                                                                           Cynthia A. Montgomery

New Jersey Insured II..............   Charles C. Reilly       Richard R. West              Ronald W. Forbes        Kevin A. Ryan
                                                                                           Terry K. Glenn          Arthur Zeikel
                                                                                           Cynthia A. Montgomery

New Jersey Insured III............    Charles C. Reilly       Richard R. West              Ronald W. Forbes        Kevin A. Ryan
                                                                                           Terry K. Glenn          Arthur Zeikel
                                                                                           Cynthia A. Montgomery



     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.





                                          BOARD                                     AUDIT COMMITTEE
                         --------------------------------------------    ------------------------------------------
                             #                                                                              PER          AGGREGATE
                         MEETINGS         ANNUAL        PER MEETING      # MEETINGS       ANNUAL         MEETING          FEES AND
       FUND                HELD*         FEE ($)        FEE ($)***          HELD        FEE ($)**       FEE ($)***      EXPENSES ($)
       ----              -----------    -----------    --------------    -----------    -----------     -----------    ------------
New Jersey Insured           [4]                            200               4            800              [ ]
                                          2,000
New Jersey Insured II        [4]                            200               4            800              [ ]
                                          2,000
New Jersey Insured III       [4]                            200               4            800              [ ]


------------

*    Includes meetings held via teleconferencing equipment.
**   The Chairman of the Audit Committee receives an annual fee of $1,000.
*** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.



                                                                           COMPENSATION FROM EACH FUND ($)*
                                           ----------------------------------------------------------------------------------------

         FUND                                 FORBES           MONTGOMERY           REILLY          RYAN                 WEST
         ----                              ------------       -------------         -------     --------------      ---------------
    New Jersey Insured..........

    New Jersey Insured II.......

    New Jersey Insured III......



------------
*    No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including the Funds, to the non-affiliated Board members for the year ended December 31, 1998.



                                                AGGREGATE COMPENSATION FROM FAM/MLAM ADVISED FUNDS
  NAME OF BOARD MEMBER                                       PAID TO BOARD MEMBERS ($)(*)
----------------------                          --------------------------------------------------
Ronald W. Forbes....................                                  192,567

Cynthia A. Montgomery...............                                  192,567

Charles C. Reilly...................                                  362,858

Kevin A. Ryan.......................                                  192,567

Richard R. West.....................                                  346,125




---------------
*    The Directors serve on the boards of FAM/MLAM-advised funds as follows:
     Mr. Forbes (41 registered investment companies consisting of 54 portfolios); Ms. Montgomery (41 registered investment companies consisting of 54 portfolios); Mr. Reilly (60 registered investment companies consisting of 73 portfolios); Mr. Ryan (41 registered investment companies consisting of 54 portfolios); and Mr. West (62 registered investment companies consisting of 86 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.



                                                                                                   OFFICER SINCE
                                                                                       --------------------------------------
                                                                                       NEW JERSEY   NEW JERSEY    NEW JERSEY
NAME AND BIOGRAPHY                                               AGE        OFFICE       INSURED    INSURED II    INSURED III
------------------                                               ---        ------     ----------   ----------    -----------

Terry K. Glenn............................................        59       President      1998*       1998*        1998*
   Executive Vice President of MLAM and FAM since 1983;
   Executive Vice President and Director of Princeton
   Services, Inc. ("Princeton Services") since 1993;
   President of Princeton Funds Distributor, Inc. ("PFD").
   since 1986 and Director  thereof since 1991; President
   of Princeton Administrators, L.P. since 1988.


Vincent R. Giordano.......................................        55      Senior Vice      1998        1998         1998
   Senior Vice President of FAM and MLAM since 1984;                       President
   Portfolio Manager of FAM and MLAM since 1977; Senior Vice
   President of Princeton Services since 1993.


Kenneth A. Jacob..........................................        48         Vice          1998        1998         1998
   First Vice President of MLAM since 1997; Vice President                 President
   of MLAM from 1984 to 1997; Vice President of FAM since
   1984.


Donald C. Burke...........................................        39         Vice          1998        1998         1998
   Senior Vice President and Treasurer of MLAM and FAM                     President       1999        1999         1999
   since 1999; Senior Vice President and Treasurer of                      Treasurer
   Princeton Services since 1999; Vice President of PFD
   since 1999; First Vice President of MLAM from 1997 to 1999;
   Vice President of MLAM from 1990 to 1997; Director of
   Taxation of MLAM since 1990.

Robert A. DiMella, CFA....................................        33         Vice          1998        1998         1998
   Vice President of MLAM since 1997; Assistant Vice                       President
   President of MLAM from 1995 to 1997; Assistant
   Portfolio Manager of MLAM from 1993 to 1995.


Roberto W. Roffo..........................................        33         Vice            --       1998         1998
   Vice President of MLAM since 1996; Portfolio Manager                    President
   with MLAM since 1992.


Robert D. Sneeden.........................................        46         Vice          1998         --           --
   Assistant Vice President and Portfolio Manager of MLAM                  President
   since 1994; Vice President of Lehman Brothers from 1990
   to 1994.


William E. Zitelli, Jr....................................        31       Secretary       1999        1999         1999
   Attorney associated with MLAM since 1998; Attorney
   associated with Pepper Hamilton LLP from 1997 to 1998;
   Attorney associated with Reboul, MacMurray, Hewitt,
   Maynard and Kristol from 1994 to 1997.




           -------------------------------------------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                                  EXHIBIT III

                  ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY

     THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF NEW JERSEY AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF NEW JERSEY ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

     New Jersey (sometimes referred to herein as the "State") personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

     The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

     The State's undesignated General Fund balance was $442 million for Fiscal Year 1996, $281 million for Fiscal Year 1997 and $228 million for Fiscal Year 1998. For the Fiscal Year 1999 and the Fiscal Year 2000, the balance in the undesignated General Fund is estimated to be $207 million and $171 million, respectively.

     The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

     The State of New Jersey has implemented a plan to address the Year 2000 data processing problem and ensure the continuation of government operations into the Year 2000 and beyond. Planning for the Year 2000 commenced in 1997 with the requirement that the various State departments submit comprehensive three year action plans identifying all year 2000 impacts, strategies and timeframes for addressing these impacts and estimates of cost. The State imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. Agencies were directed to review current and ongoing technology initiatives in light of the moratorium and suspend all those that are not considered mission critical. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. As of May 31, 1999, the testing, validation and implementation of 83% of all centrally maintained State systems was complete. Departmental systems are in varying stages of implementation. The total estimated cost to the State to achieve Year 2000 compliance is $120 million of which approximately $81.1 million of expenditures were incurred as of May 31, 1999. Colleges and universities, authorities, municipal, county and local sub-divisions will address Year 2000 issues separately.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth.

     Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services (20,900) and in wholesale and retail trade (18,000).

     For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity - high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other State industries.

     Personal income in New Jersey, spurred by strong labor markets increased by 5.4% in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2%. Low inflation, now less than 2%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable goods expenditures. Home building had its best year of the decade.

     Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

     The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

     Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture, and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

     Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

     The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

     TORT, CONTRACT AND OTHER CLAIMS. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

     The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

     In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

     At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of July 1, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

     BUENA REGIONAL COMMERCIAL TOWNSHIP ET AL. V. NEW JERSEY DEPARTMENT OF EDUCATION ET AL. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in ABBOTT V. BURKE. The plaintiffs requested a declaratory judgement stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs' filing of a subsequent amended pleading. There has been no decision on the last motion to dismiss filed. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

     Similar complaints have been filed individually by the school districts of DOVER and PENNSVILLE. The matter concerning DOVER is presently pending before the Commissioner of Education and the parties are awaiting a decision on the State's motion to dismiss. PENNSVILLE is also pending before the Commissioner of Education. The State is unable, at this time, to estimate its exposure for these claims. The State intends to vigorously defend these matters.

     VERNER STUBAUS, ET AL. V. STATE OF NEW JERSEY, ET AL. Plaintiffs, 25 middle income school districts, filed a complaint alleging that the State's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint on September 18, 1998. The motion was argued on January 29, 1999 and the court reserved its decision. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

     UNITED HOSPITALS ET AL. V. STATE OF NEW JERSEY AND WILLIAM WALDMAN. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following:
(i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 ET SEQ., including the regulations' interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services ("DHS") incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

     ABBOTT DISTRICTS' EARLY CHILDHOOD PLAN APPEALS. Abbott districts, in furtherance of the Court's decision in ABBOTT V. BURKE and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department's concerns regarding each district's plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 ET SEQ. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters are being transmitted to the Office of Administrative Law for further proceedings. To date, thirteen districts have filed petitions. Additionally, the Education Law Center has filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.

     UNITED HEALTHCARE SYSTEM, INC. V. FISHMAN AND GUHL. This Chapter 11 case commenced two years ago when United Hospital closed. Through the adversary complaint, United seeks to expunge proofs of claim filed in the Chapter 11 case in 1997 by the Department of Health and Senior Services and the Department of Human Services. United moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. United wants the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. The pending Medicaid matters have an alleged potential exposure of approximately $90 million. United also seeks turnover of monies collected by the Department of Health and Senior Services pursuant to a statutory charge of a $10 per adjusted hospital admission in 1995-97 and an assessment of .53% of annual hospital operating revenue in 1994-97. The State has filed a motion to dismiss. The State intends to vigorously defend this action and also to oppose federal bankruptcy court jurisdiction.

     Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch IBCA. From time to time agencies may change their ratings.

                                   EXHIBIT IV

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S

                      ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

     SHORT-TERM NOTES: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     DESCRIPTION OF STANDARD &POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA      Debt rated "AAA" has the highest rating assigned by Standard &
          Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.
     AA       Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
     A        Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
     BBB      Debt rated "BBB" exhibits adequate protection
          parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB       Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as having
     B       significant speculative characteristics. "BB" indicates the least
     CCC  degree of speculation and "C" the highest degree of speculation.
     CC   While such debt will likely have some quality and protective
     C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
     D        Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1       This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2       Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
     A-3       Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the
            adverse effects of changes in circumstances than obligations carrying the higher designations.
     B         Issues rated "B" are regarded as having only speculative
            capacity for timely payment.
     C         This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.
     c         The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
     p         The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
               Continuance of the ratings is contingent upon Standard &
            Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
     r         The "r" highlights derivative, hybrid, and certain other
            obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1      Strong capacity to pay principal and interest. An issue
            determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2      Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3      Speculative capacity to pay principal and interest


DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA       Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA        Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay
            principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA"
            categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is
            generally rated "F-1+."
     A         Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay
            principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB       Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED

     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN

     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT

     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

RATINGS OUTLOOK

     An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB        Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by
            adverse economic changes. However, business and financial
            alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
     B         Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and
            interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
     CCC       Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
     CC        Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
     C         Bonds are in imminent default in payment of interest or
            principal.
     DDD       Bonds are in default on interest and/or principal payments.
     DD     Such bonds are extremely speculative and should be valued on
     D      the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

     F-1+      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1       Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".
     F-2       Good Credit Quality. Issues assigned this rating have a
            satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+"
            and "F-l" ratings.
     F-3       Fair Credit Quality. Issues assigned this rating have
            characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
     F-S       Weak Credit Quality. Issues assigned this rating have
            characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
     D         Default. Issues assigned this rating are in actual or imminent payment default.
     LOC       The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   EXHIBIT V

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured New Jersey Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

     In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New Jersey Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and
(ii) municipal securities no longer owned by the Fund.

     The Policies do not guarantee the market value of the insured New Jersey Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all New Jersey Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

     The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). There can be no assurance, however, that insurance from insurance carriers meeting these criteria will be at all times available.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

[Proxy Card Front]

                                                                   COMMON STOCK



                   MUNHOLDINGS NEW JERSEY INSURED FUND, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund II, Inc., and MuniHoldings New Jersey Insured Fund III, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS

          FOR all nominees listed below                   WITHHOLD AUTHORITY       to vote for all nominees listed below  [_]
          (except as marked to the contrary below) [_]

          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, KEVIN A. RYAN, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________



                                   X __________________________________________
                                                     Signature



                                   X __________________________________________
                                              Signature, if held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK



                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.



                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund II, Inc., and MuniHoldings New Jersey Insured Fund III, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS

          FOR all nominees listed below                   WITHHOLD AUTHORITY         to vote for all nominees listed below      [_]
          (except as marked to the contrary below) [_]



          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________

                                   X __________________________________________
                                                     Signature

                                   X __________________________________________
                                              Signature, if held jointly



SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                    COMMON STOCK



                  MUNHOLDINGS NEW JERSEY INSURED FUND II, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New Jersey Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund, Inc., and MuniHoldings New Jersey Insured Fund III, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS

          FOR all nominees listed below                   WITHHOLD AUTHORITY         to vote for all nominees listed below      [_]
          (except as marked to the contrary below) [_]


          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, KEVIN A. RYAN, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________



                                   X __________________________________________
                                                     Signature



                                   X __________________________________________
                                               Signature, if held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                 AUCTION MARKET

                                                                PREFERRED STOCK



                 MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.



                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund, Inc., and MuniHoldings New Jersey Insured Fund III, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS

          FOR all nominees listed below                   WITHHOLD AUTHORITY         to vote for all nominees listed below      [_]
          (except as marked to the contrary below) [_]



          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



              FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________

                                   X __________________________________________
                                                      Signature

                                   X __________________________________________
                                                Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                   COMMON STOCK



                 MUNHOLDINGS NEW JERSEY INSURED FUND III, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New Jersey Insured Fund III, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund, Inc., and MuniHoldings New Jersey Insured Fund II, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS


          FOR all nominees listed below                   WITHHOLD AUTHORITY         to vote for all nominees listed below      [_]
          (except as marked to the contrary below) [_]


          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, KEVIN A. RYAN, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________



                                   X __________________________________________
                                                      Signature



                                   X __________________________________________
                                                Signature, if held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK



                 MUNIHOLDINGS NEW JERSEY INSURED FUND III, INC.

                                 P.O. BOX 9011

                        PRINCETON, NEW JERSEY 08543-9011



                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby appoints Terry K. Glenn, Patrick Sweeney and William Zitelli as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund III, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.



                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings New Jersey Insured Fund, Inc., and MuniHoldings New Jersey Insured Fund II, Inc.



          FOR [_]     AGAINST [_]     ABSTAIN [_]



     2.   ELECTION OF DIRECTORS



          FOR all nominees listed below                   WITHHOLD AUTHORITY         to vote for all nominees listed below      [_]
          (except as marked to the contrary below) [_]


          (INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST, ARTHUR ZEIKEL



     3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.



         FOR [_]     AGAINST [_]     ABSTAIN [_]



     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.



If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.



                                   Please sign exactly as name appears  hereon.
                                   When shares are held by joint tenants,  both
                                   should sign.  When signing as attorney or as
                                   executor,    administrator,    trustee    or
                                   guardian, please give full title as such. If
                                   a corporation, please sign in full corporate
                                   name  by  president   or  other   authorized
                                   officer. If a partnership, please sign in partnership name by authorized persons.



                                   Dated:  ______________________________

                                   X __________________________________________
                                                    Signature

                                   X __________________________________________
                                              Signature, if held jointly



SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     PART C

                               OTHER INFORMATION

     ITEM 15. INDEMNIFICATION.

     Section  2-418 of the General  Corporation  Law of the State of  Maryland,
Article VI of the Registrant's Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant's By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant's AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

     ITEM 16. EXHIBITS.

1    (a) -- Articles of Incorporation of the Registrant, dated January 27,
            1998, (a)

     (b) -- Form of Articles Supplementary creating the Series A AMPS and the Series B AMPS.(c)

     (c) -- Form of Articles Supplementary creating the Series C AMPS, the Series D AMPS.

2        -- By-Laws of the Registrant.(a)

3        -- Not Applicable.

4        -- Form of Agreement and Plan of  Reorganization  among the
            Registrant and MuniHoldings New Jersey Insured Fund II, Inc., and MuniHoldings New Jersey Insured Fund III, Inc. (included in
            Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement)

5    (a) -- Copies of  instruments  defining  the rights of  stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant. (d)

     (b) -- Form of specimen certificate for the Common Stock of the Registrant. (a)

     (c) -- Form of specimen certificate for the AMPS of the Registrant. (b)

6        -- Form of Investment  Advisory  Agreement  between  Registrant and
            Fund Asset Management, L.P. (a)

7    (a) -- Form of Purchase Agreement for the Common Stock. (a)
     (b) -- Form of Purchase Agreement for the AMPS. (c)
     (c) -- Form of Merrill Lynch Standard Dealer Agreement. (a)
8        -- Not applicable.

9        -- Custodian Contract between the Registrant and The Bank of
            New York. (b)

10       -- Not  applicable.

11       -- Opinion and Consent of Brown & Wood LLP, counsel for the
            Registrant.*

12       -- Private Letter Ruling from the Internal Revenue Service.*

13   (a) -- Form of Registrar,  Transfer Agency and Service  Agreement  between the Registrant and The Bank of New York. (b)

     (b) -- Form of Auction Agent Agreement between the Registrant and IBJ Whitehall Bank & Trust Company. (c)

     (c) -- Form of Broker-Dealer Agreement. (c)

     (d) -- Form of Letter of Representations.(c)

14   (a) -- Consent  of  Ernst  &  Young  LLP,  independent  auditors  for the
            Registrant and MuniHoldings New Jersey Insured Fund II, Inc.

     (b) -- Consent of Deloitte & Touch LLP, independent auditors for MuniHoldings New Jersey Insured Fund III, Inc.

15       -- Not applicable.


16       -- Power of Attorney  (Included on the signature page of this
            Registration Statement).

      ---------------
*    To be filed by amendment.
(a) Incorporated by reference to the Registrant's Registration Statement on Form N-2 relating to the Registrant's Common Stock (File No. 333-45365) (the "Common Stock Registration Statement"), filed on January 30, 1998.
(b) Incorporated by reference to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement, filed on March 6, 1998.
(c) Incorporated by reference to the Registrant's Registration Statement on Form N-2 relating to the Registrant's Auction Market Preferred Stock (File No. 333-46513) (the "AMPS Registration Statement"), filed on February 18, 1998.
(d)  Reference  is made to Article V,  Article VI  (sections 2, 3, 4, 5 and 6),
     Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (1) to the Common Stock Registration Statement, and to Article II,
     Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed as Exhibit 1(d) to the AMPS Registration Statement and as Exhibit 1(e) hereto.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, a copy of the Internal Revenue Service private letter ruling applied for, within a reasonable time after receipt of such ruling.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 14th day of September, 1999.

                                     MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                                          (Registrant)



                                     By:   /s/ TERRY K. GLENN
                                          -------------------------------------
                                          (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and William E. Zitelli, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.





              Signatures                                        Title                           Date
             -----------                                        -----                           ----

                                                      President & Director
          /S/ TERRY K. GLENN                     (Principal Executive Officer)            September 14, 1999
----------------------------------------
           (Terry K. Glenn)
                                                Vice President & Treasurer (Principal
          /S/ DONALD C. BURKE                     Financial & Accounting Officer)         September 14, 1999
----------------------------------------
           (Donald C. Burke)

         /S/ RONALD W. FORBES                                 Director                    September 14, 1999
----------------------------------------
          (Ronald W. Forbes)

       /S/ CYNTHIA A. MONTGOMERY                              Director                    September 14, 1999
----------------------------------------
        (Cynthia A. Montgomery)

         /S/ CHARLES C. REILLY                                Director                    September 14, 1999
----------------------------------------
          (Charles C. Reilly)

           /S/ KEVIN A. RYAN                                  Director                    September 14, 1999
----------------------------------------
            (Kevin A. Ryan)

          /S/ RICHARD R. WEST                                 Director                    September 14, 1999
----------------------------------------
           (Richard R. West)


           /S/ ARTHUR ZEIKEL                                  Director                    September 14, 1999
----------------------------------------
            (Arthur Zeikel)



                                 EXHIBIT INDEX


14  (a)  -- Consent of Ernst & Young LLP, independent auditors for the
            Registrant and MuniHoldings New Jersey Insured Fund II, Inc.

                                                                  Exhibit 14(a)











                        CONSENT OF INDEPENDENT AUDITORS







     We consent to the reference to our firm under the captions "The Reorganization-Comparison of the Funds-Financial Highlights", "Selection of Independent Auditors" and "Experts" and to the use of our reports dated August 26, 1999 for MuniHoldings New Jersey Insured Fund, Inc. and June 24, 1999 for MuniHoldings New Jersey Insured Fund II, Inc. included in the Registration Statement (Form N-14 No. 333-0000) and related combined Preliminary Proxy Statement and Prospectus of MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. filed with the Securities and Exchange Commission.





                                                   Ernst & Young LLP



     MetroPark, New Jersey



     The foregoing consent is in the form that will be signed upon the inclusion of the audited financial statements to be added by amendment.







                                                  /s/ Ernst & Young LLP



     MetroPark, New Jersey

     September 9, 1999

                               Brown & Wood LLP
                            One World Trade Center
                        New York, New York 10048-0558
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599

                                          September 14, 1999




VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Attention:  Filing Desk -  Stop 1-4

                      Re:   MuniHoldings New Jersey Insured Fund, Inc.
                            ------------------------------------------

Ladies and Gentlemen:

     On behalf of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund"), we enclose for filing pursuant to the Securities Act of 1933, (the "Securities Act") and the Investment Company Act of 1940, each as amended, one copy of the Fund's Registration Statement on Form N-14, together with exhibits indicated as being filed therewith, containing the preliminary joint proxy statement and prospectus of the Fund, MuniHoldings New Jersey Insured Fund II, Inc. ("New Jersey II") and MuniHoldings New Jersey Insured Fund III, Inc. ("New Jersey III" and together with the Fund and New Jersey II, the "Funds"), the forms of proxy to be solicited by each of the Funds and the notice of meeting of the stockholders of each of the Funds presently scheduled to be held on December 15, 1999. The Funds intend to mail copies of the definitive joint proxy statement and prospectus, the forms of proxy and notice of meeting on or about November 5, 1999 to the stockholders of the Funds of record on October 20, 1999.

     The Pro Forma Financial Statements including (i) the Pro Forma Combined Schedule of Investments for the Fund, New Jersey II, New Jersey III and the combined fund as of July 31, 1999 (unaudited); (ii) the Pro Forma Combined Statement of Assets and Liabilities for the Fund, New Jersey II, New Jersey III and the combined fund as of July 31, 1999 (unaudited); and (iii) the Pro Forma Combined Statement of Operations for the Fund, New Jersey II, New Jersey III and the combined fund as of July 31, 1999 (unaudited), are contained in this Registration Statement.

     Prior to this filing, a wire transfer in the amount of $75,080 in payment of the initial registration fee was made to the Securities and Exchange Commission's designated lockbox in Pittsburgh, Pennsylvania. Such amount constitutes payment of the following fees required by the Securities Act: (i) $45,334 for the registration of 11,833,884 shares of Common Stock; (ii) $16,680 for the registration of 2,400 shares of Auction Market Preferred Stock, Series C; and (iii) $13,066 for the registration of 1,880 shares of Auction Market Preferred Stock, Series D.

     The audited financial statements of the Fund and New Jersey II and the unaudited interim financial statements of New Jersey III to be included in the joint proxy statement and prospectus will be included in the Pre-Effective Amendment to the Registration Statement that is expected to be filed immediately prior to the effective date of the Registration Statement.

     Please be advised that later in the month, eight additional Registration Statements on Form N-14 will be filed with respect to eight similar transactions involving the reorganization of two or more closed-end state municipal bond funds. The transactions are all quite similar to each other and to other reorganizations the staff has reviewed including the reorganization of MuniYield New York Insured Fund II, Inc. and Taurus MuniNewYork Holdings, Inc. (File Nos. 333-33759 and 811-6661) declared effective on September 12, 1997 and MuniYield California Insured Fund, Inc. and Taurus MuniCalifornia Holdings, Inc. (File Nos.333-32915 and 811-6499) declared effective by the Commission on September 12, 1997.

     If you have any questions regarding this filing, please feel free to call the undersigned at (212) 839-5583 or Frank P. Bruno of this firm at (212) 839-5540.

                                           Very truly yours,

                                           /s/  Ellen W. Harris

                                           Ellen W. Harris



Enclosure